Exhibit 10.15

[Form of 2024 Employee RSU Award Agreement]

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Month XX, 20XX

Pactiv Evergreen Inc., a Delaware corporation (the “Company”), has granted the Participant, effective as of the Grant Date (as set forth below), a Restricted Stock Unit Award (the “Award”) under the Pactiv Evergreen Inc. Equity Incentive Plan (as amended from time to time, the “Plan”). The Award is subject to the terms and conditions set forth in this award grant letter (this “Grant Letter”), the Restricted Stock Unit award agreement attached hereto as Exhibit A (and all exhibits and appendices thereto) (the “Award Agreement” and, together with this Grant Letter, this “Agreement”) and the Plan.

Unless otherwise defined in this Agreement, capitalized terms shall have the meanings assigned to them in the Plan. In the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to the Participant, the provisions of the Plan will prevail.

AWARD TERMS

Participant:	#ParticipantName#
Number Restricted Stock Units:	#QuantityGranted#
Grant Date:	#GrantDate# (the “Grant Date”)
Vesting:

Subject to the terms and conditions of the Award Agreement, the Restricted Stock Units shall vest ratably on #VestDate_1#, #VestDate_2# and #VestDate_3# (each, a “Vesting Date”, and each such period, a “Vesting Period”); provided, that the Participant does not experience a Termination of Service at any time prior to the applicable Vesting Date, except as specifically set forth in the Award Agreement.

Please review this Agreement and let us know if you have any questions about this Agreement, the Award or the Plan. You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with this Award.

If you have questions please contact JD Bowlin, the Company’s CHRO, via email at jd.bowlin@pactivevergreen.com. Otherwise, please provide your signature, address and the date for this Agreement where indicated below.

EXHIBIT A

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (together with all exhibits and appendices hereto, this “Award Agreement”), dated as of the date of the Grant Letter, is by and between the Company and the individual listed in the Grant Letter as the Participant.

WHEREAS, the Company hereby grants the Award to the Participant under the Plan, and the Participant hereby accepts the Award, in each case, subject to the terms and conditions of the Plan and this Agreement; and

WHEREAS, by accepting the Award and entering into this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1. Grant of Award. The Company hereby grants to the Participant on the Grant Date the aggregate number of restricted stock units (“RSUs”) as set forth in the Grant Letter, subject to the terms and conditions of the Plan and this Agreement. This Award is granted under the Plan, the provisions of which are incorporated herein by reference and made a part of this Agreement.

2. Issuance of RSUs. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement and the Plan.

3. Terms and Conditions. It is understood and agreed that the Award evidenced hereby is subject to the following terms and conditions:

(a) Vesting of Award. Subject to Sections 4, 5, 6 and 11, the Award shall vest and become non-forfeitable in accordance with the vesting schedule set forth in the Grant Letter.

(b) Voting Rights. The Participant shall have no voting rights or any other rights as a shareholder of the Company with respect to the RSUs unless and until the Participant becomes the record owner of the Shares, including Dividend Shares (as defined below) to the extent applicable, underlying such RSUs.

(c) Dividend Shares. If a dividend is paid to holders of Shares during the period commencing on the Grant Date and ending on the date on which the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), the Participant shall receive, at the time that the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), (i) in the case of a dividend paid in cash, an additional number of Shares determined by dividing (x) the total cash dividend that the Participant would have received had the Shares underlying the RSUs (including any Dividend Shares theretofore accrued thereon) been distributed to the Participant immediately prior to the record date with respect to such dividend payment by (y) the closing price of the Shares on the date that the dividend is paid; and (ii) in the case of a dividend paid in Shares or other property other than cash, the number of Shares or amount of such other property that the Participant would have received had the Shares underlying the RSUs (including any Dividend Shares theretofore accrued thereon) been distributed to the Participant immediately prior to the record date with respect to such dividend payment; provided, however, that the Participant shall receive nothing pursuant to this Section 3(c) with respect to any RSUs that are forfeited. Any Shares that the Participant is eligible to receive pursuant to this Section 3(c) are referred to herein as “Dividend Shares,” and if the aggregate number of Dividend Shares that this Section 3(c) entitles the Participant to receive at any time that a distribution of Shares is to be made to the Participant pursuant to Section 3(d) is not a whole number of Shares, then (A) if the applicable Vesting Date is the first or second such date, then (I) such number of Dividend Shares (including any fractional Shares added pursuant to clause (II) of this clause (A)) shall be rounded down to the nearest whole Share before such distribution pursuant to Section 3(d), and (II) the fractional shares that were so truncated shall be added to the number of Dividend Shares to be distributed at the immediately succeeding Vesting Date, and (B) if the applicable Vesting Date is the third and last such date, then such number of Dividend Shares (including any fractional Shares added pursuant to clause (II) of the preceding clause (A)) shall be rounded up to the nearest whole Share before such distribution pursuant to Section 3(d).

(d) Distribution on Vesting. Subject to the provisions of this Agreement, upon the vesting of any of the RSUs, the Company shall deliver to the Participant, as soon as reasonably practicable after the applicable Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5(a) or Section 6), one Share for each such RSU and the number of any Dividend Shares (as determined in accordance with Section 3(c)); provided that such delivery of Shares shall be made no later than the later of (i) the end of the calendar year in which the applicable Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5(a) or Section 6, such event being referred to as the “Acceleration Event”) occurs, or (ii) the date that is 60 days after the applicable Vesting Date or Acceleration Event. For purposes of compliance with Section 409A of the Code and for the avoidance of doubt, (a) the applicable “Vesting Date” shall be the specific original dates and anniversaries set forth in the Award, without regard to any discretion to accelerate, (b) the Acceleration Event shall only be a payment event if such event represents a death or a “change in control event,” in each case for purposes of Section 409A of the Code (a “Qualifying Acceleration Event”), and if an Acceleration Event is not a Qualifying Acceleration Event, payment of the Award shall be made within 60 days the first Vesting Date or Qualifying Acceleration Event to occur following such time. Upon such delivery, such Shares (including any Dividend Shares) shall be fully assignable, alienable, saleable and transferrable by the Participant; provided, that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy.

(e) Adjustment in Capitalization. If, as a result of any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Shares or other securities), recapitalization, share split (share subdivision), reverse share split (share consolidation), reorganization, merger, amalgamation, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or this Agreement, then the Committee shall adjust the terms of this Agreement and this Award, to the extent necessary, in its sole discretion, but in no event shall the Committee adjust the terms of this Agreement or the RSUs in a manner which would cause the RSUs to be subject to the provisions of Section 409A or 457A of the Code.

(f) Restrictions on Transferability. Except as may be permitted by the Committee, neither this Award nor any right under this Award shall be assignable, alienable, saleable or transferable by the Participant otherwise than by will or pursuant to the laws of descent and distribution or to a designated Beneficiary. This provision shall not apply to any portion of this Award for which Shares have been fully distributed and shall not preclude forfeiture of any portion of this Award in accordance with the terms herein.

(g) No Right to Continued Service. The grant of an Award shall not be construed as giving the Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any of its Affiliates. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Agreement.

(h) No Right to Future Awards. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

4. Termination of Service. Except as otherwise provided in Section 5, in the event of the Participant’s Termination of Service for any reason, prior to the date on which the Award otherwise becomes vested, the unvested portion of the Award shall immediately be forfeited by the Participant and become the property of the Company, without any payment or consideration being due to the Participant.

5. Vesting Acceleration Upon Termination Due to Death or Retirement. Notwithstanding any provisions of this Agreement that would otherwise result in the forfeiture of this Award:

(a) Death. If a Termination of Service occurs due to the Participant’s death (i) on or after the first anniversary of the Grant Date but before the second anniversary of the Grant Date, then a number of Shares shall be delivered to the Participant pursuant to Section 3(d) equal to the sum of (x) the amount obtained by multiplying the number of shares that would have vested on the second anniversary of the Grant Date by the fraction obtained by dividing by 24 the number of months the Participant was employed between the Grant Date and the Participant’s death and (y) the amount obtained by multiplying the number of shares that would have vested on the third anniversary of the Grant Date by the fraction obtained by dividing by 36 the number of months the Participant was employed between the Grant Date and the Participant’s death, or (ii) on or after the second anniversary of the Grant Date, then a number of Shares shall be delivered to the Participant pursuant to Section 3(d) equal to the amount obtained by multiplying the number of shares that would have vested on the third anniversary of the Grant Date by the fraction obtained by dividing by 36 the number of months the Participant was employed between the Grant Date and the Participant’s death. For purposes of this Section 5 (including subsection (b)), the number of months that have passed as of a date of determination is the number of monthly anniversaries of the Grant Date that have passed as of such date, rounded down to the nearest whole month.

(b) Retirement. In the event of the Participant’s Termination of Service due to a Qualifying Retirement (as defined below) (subject to (i) the Participant’s execution of the Company’s standard form waiver and general release of claims in favor of the Company and its Affiliates no later than 45 days following such Termination of Service and (ii) such waiver and release becoming effective in accordance with its terms no later than 60 days after such Termination of Service (collectively, the “Release Requirement”)), any unvested RSUs granted pursuant to this Agreement shall continue to vest as if the Participant had not experienced a Termination in Service. A “Qualifying Retirement” is a retirement that meets each of the following conditions:

(i) (x) Employee is age 62, (y) Employee is at least age 55 with at least 15 years of service to the Company and its Affiliates or their predecessors or (z) the sum of the number of whole years in Employee’s age plus the number of whole years of service that Employee has provided to the Company and its Affiliates or their predecessors equals at least 75, in each case, at time of retirement;

(ii) Employee enters into an agreement within 60 days after such Termination of Service to extend the duration of the restrictive covenants contained in the Restrictive Covenant Agreement (as defined below) through the remaining vesting period;

(iii) Employee has been employed by the Company for at least six months following the Grant Date; and

(iv) Employee notified the Company of the retirement at least six months in advance of the retirement date.

6. Change in Control. Notwithstanding any provision of this Agreement to the contrary, subject to the satisfaction of the Release Requirement, in the event of a Change in Control, any unvested RSUs that remain outstanding at such time shall be treated as set forth in the Plan.

7. Tax Liability; Withholding Requirements.

(a) The Participant shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that the Participant incurs in connection with the receipt, vesting or distribution of any RSU granted hereunder.

(b) The Company may withhold any tax (or other governmental obligation) that becomes due with respect to the RSUs (or any dividend distribution thereon) and take such action as it deems appropriate to ensure that all applicable withholding, income or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from the Participant and to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. The Participant shall make arrangements satisfactory to the Company to enable the Company to satisfy all such withholding requirements. Notwithstanding the foregoing, the Company may, in its sole discretion, permit the Participant to satisfy any such withholding requirement by transferring to the Company pursuant to such procedures as the Company may require, effective as of the date on which such requirement arises, a number of vested Shares owned and designated by the Participant having an aggregate Fair Market Value as of such date that is at least equal to the minimum, and not more than the maximum, amount required to be withheld (including by the Company’s withholding of Shares that would otherwise be issuable or deliverable to the Participant as a result of the vesting of the Award), to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. If the Company permits the Participant to satisfy any such withholding requirement pursuant to the preceding sentence, the Company shall remit to the Internal Revenue Service and appropriate state and local revenue agencies, for the credit of the Participant, an amount of cash withholding equal to the Fair Market Value of the Shares transferred to the Company as provided above.

8. Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Award shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b)any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose.

9. Whistleblower Protection. The Participant has the right under federal law to certain protections for cooperating with or reporting legal violations to the SEC or its Office of the Whistleblower, as well as certain other governmental entities and self-regulatory organizations. As such, nothing in this Agreement or otherwise is intended to prohibit the Participant from disclosing this Agreement to, or from cooperating with or reporting violations to, the SEC or any such governmental entity or self-regulatory organization, and the Participant may do so without notifying the Company. The Company may not retaliate against the Participant for any of these activities, and nothing in this Agreement or otherwise requires the Participant to waive any monetary award or other payment that the Participant might become entitled to from the SEC or any such governmental entity or self-regulatory organization.

10. Restrictive Covenants. The Company’s obligations under this Agreement are conditioned on the Participant signing and returning to the Company a Restrictive Covenant Agreement in the form of Exhibit A (the “Restrictive Covenant Agreement”) within 40 days of the Grant Date. The Participant is advised to consult with counsel before signing the Restrictive Covenants Agreement.

11. Recoupment/Clawback. This Award (including any amounts or benefits arising from this Award) shall be subject to recoupment or “clawback” pursuant to the Company’s Amended and Restated Compensation Recovery Policy (as it may be amended, supplemented or replaced from time to time) or as otherwise as may be required by applicable law or stock exchange rules.

12. References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

13. Miscellaneous.

(a) Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

Pactiv Evergreen Inc.
1900 W. Field Court
Lake Forest, Illinois 60045
Attention: CHRO
Email: jd.bowlin@pactivevergreen.com

If to the Participant:

At the Participant’s most recent address shown on the signature page of this Award Agreement, or at any other address which the Participant may specify in a notice delivered to the Company in the manner set forth herein.

(b) Entire Agreement. This Agreement, the Plan and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof, provided that the restrictions set forth in this Agreement are in addition to, not in lieu of, any other obligation and/or restriction that the Participant may have with respect to the Company or any of its Affiliates, whether by operation of law, contract, or otherwise, including, without limitation, any non-solicitation obligations contained in an employment agreement, consulting agreement or other similar agreement entered into by and between the Participant and the Company or one of its Affiliates, which shall survive the termination of any such agreements, and be enforceable independently of such other agreements.

(c) Sections 409A and 457A of the Code. For the avoidance of doubt, to the extent that this Award is subject to Section 409A and/or Section 457A of the Code, the Award is intended to comply with the requirements of Sections 409A and 457A of the Code, and the provisions of the Award shall be interpreted in a manner that satisfies the requirements of Sections 409A and 457A of the Code.

(d) Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

(e) Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f) Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

(g) Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h) Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof. TO THE EXTENT ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS NOT GOVERNED BY THE ARBITRATION AGREEMENT, EACH OF THE PARTIES HERETO

HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH LEGAL PROCEEDING.

(i) Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Award pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Award and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

(j) Captions. Captions provided herein are for convenience only and shall not affect the scope, meaning, intent or interpretation of the provisions of this Award Agreement.

(k) Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

[Signature Page Follows]

Exhibit 10.15

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

PACTIV EVERGREEN INC.

By:
J.D. Bowlin
Chief Human Resources Officer

AGREED AND ACCEPTED:

PARTICIPANT

By: #Signature#
#ParticipantName#

Address:

Exhibit A

Restrictive Covenant Agreement

Restrictive Covenants Agreement (this “Agreement”) retroactive and effective as of #GrantDate# (the “Effective Date”), between Pactiv Evergreen Inc. (the “Company”) and #ParticipantName# (“Participant”). The Company and its direct and indirect subsidiaries, as they may exist from time to time, are referred to in this Agreement at times as the “PEI Group”. The PEI Group are intended third party beneficiaries of the Company under this Agreement with the rights, but not the obligations, of the Company. The Board of Directors of the Company (the “Board”) may elect to exercise or waive certain rights on behalf of the Company or any other member of the PEI Group as provided in this Agreement.

Preliminary Statement

A. Participant is a director, officer, employee or other representative of the Company or one or more other members of the PEI Group. The total period during which Participant serves as a director, officer, employee or other representative of the Company and other members of the PEI Group is referred to as the “Service Period”. The Service Period will end for purposes of this Agreement when Participant is no longer a director, officer, employee or other representative of any member of the PEI Group.

B. To encourage performance and retention, the Board has granted Participant certain equity awards in the Company under the Pactiv Evergreen Equity Incentive Plan (the “Award”).

C. The execution of this Agreement is a condition to Participant receiving the Award.

NOW, THEREFORE, the Company and Participant agree as follows:

1. Definitions. As used in this Agreement:

(a) “Company Product” means any product developed, manufactured, produced or distributed by the Company or any other member of the PEI Group during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a product shall only constitute a Company Product for purposes of this Agreement if, as a result of Participant’s employment with, or Participant’s service to, or representation of, the Company or any other member of the PEI Group, Participant had access to Proprietary Information related to the product or Participant designed, marketed, advised on or interacted with Customers, Prospective Customers or industry representatives regarding the product during the last 24-month period of the Service Period.

(b) “Competitive Activity” means the marketing, distribution, promotion, sales, development, delivery, financing or servicing of any Company Product. For the avoidance of doubt, “Competitive Activity” includes any actions which may result in any entity becoming a Competitor Company, including any preparation, financing or other actions in which an entity may enter into the business of marketing, distributing, promoting, selling, developing, delivering, financing or servicing any Company Product.

(c) “Competitor Company” means (i) those entities listed on Schedule 1 plus (ii) such other entities that the Company reasonably determines are or may reasonably become engaged in a Competitive Activity, minus (iii) such entities that the Company reasonably determines are no longer engaged in a Competitive Activity.

(d) “Customer” means any business, including without limitation customers or distributors, with whom the Company or any other member of the PEI Group transacted business during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a person or entity shall only constitute a Customer for purposes of this Agreement if, as a result of Participant’s employment with, or Participant’s service to, or representation of, the Company or any other member of the PEI Group, Participant had Material Contact with, or knew Proprietary Information of or about, or advised on, the Customer during the last 24-month period of the Service Period.

(e) “Material Contact” means any contact between Participant and any Customer or Prospective Customer:

(1) with whom or with which Participant dealt on behalf of the Company or any other member of the PEI Group;

(2) whose dealings with the Company or any other member of the PEI Group were coordinated or supervised by Participant;

(3) who receives products or services sold or provided by the Company or any other member of the PEI Group, the sale or provision of which results or resulted in compensation, commissions, or earnings for Participant ; or

(4) that resulted in Participant obtaining Proprietary Information about a Customer or Prospective Customer.

(f) “Proprietary Information” means confidential or proprietary information or trade secrets of the Company or any other member of the PEI Group, or of any customer, supplier or other person who entrust their confidential or proprietary information or trade secreted to the Company or any other member of the PEI Group (each being a “Protected Party”), including, but not limited to, materials and information, whether written, electronic, or otherwise: (1) disclosed to Participant or known by Participant as a result of his or her employment with, or provision of other service to, or representation of, the Company and any other member of the PEI Group, (2) which is not generally known, and (3) which relates to or concerns the Protected Party’s: innovations; ideas; plans; processes; structures; systems; know-how; algorithms; computer programs; software; code; publications; designs; methods; techniques; drawings; apparatuses; government filings; patents; patent applications; materials; devices; research activities; reports and plans; specifications; promotional methods; financial information; forecasts; sales, profit and loss figures; personal identifying information of employees; marketing and sales methods and strategies; plans and systems; customer protocols and training programs; customer, prospective customer, vendor, licensee and client lists; information about customers, prospective customers, vendors, licensees and clients; information about relationships between Protected Party or its affiliates and their business partners, acquisition prospects, vendors, suppliers, prospective customers, customers, employees, owners, licensees and clients; information about deals and prospective deals; information about products, including but not limited strengths, weaknesses and vulnerabilities of existing products, as well as product strategies and roadmaps for future products and releases; and information about pricing including but not limited to license types, models, implementation costs, discounts and tolerance for discounts. Proprietary Information shall also include all information and matters specifically designated as proprietary and/or confidential by the Protected Party or its affiliates or their customers or other business partners. The following information will not be considered Proprietary Information under this Agreement: (1) information that has become generally available to the public through no wrongful act of Participant; (2) information that Participant identified prior to Participant’s employment with the Company; and (3) information that is disclosed to the public pursuant to the binding order of a government agency or court.

(g) “Prospective Customer” means any prospective business, including without limitation prospective customers and prospective distributors, with whom the Company or any other member of the PEI Group was attempting to transact business during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a person or entity shall only constitute a Prospective Customer for purposes of this Agreement if, as a result of Participant’s employment with, or provision of service to, or representation of, the Company and any other members of the PEI Group, Participant had Material Contact with, or knew Proprietary Information of or about, or advised on, the Prospective Customer during the last 24 months of the Service Period.

2. Legitimate Interest. Due to the nature of the business of the Company and other members of the PEI Group, certain of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, including Participant, have access to Proprietary Information. Likewise, via their employment or provision of services to, or other representation of, the Company and other members of the PEI Group, certain of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, including Participant, receive specialized training and/or shall be introduced to, given the opportunity to develop personal contacts with, and actually develop an advantageous familiarity as to the Customers and Prospective Customers. If the confidential or “trade secret” information, specialized training, or contacts and familiarity were made available to the competitors of the Company or other members of the PEI Group or other individuals outside of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, or otherwise used against the interests of the Company or other members of the PEI Group, it would undoubtedly result in a loss of business or competitive position for the Company and other members of the PEI Group or harm the goodwill of the Company or other members of the PEI Group and their investment in developing and maintaining these business relationships. Participant also agrees that Participant holds a position uniquely essential to the management, organization, and/or service of the Company or one or more other members of the PEI Group and the business of the PEI Group is inherently global in character.

3. Work Made for Hire – Assignment of Inventions.

(a) Participant understands and agrees all “Work” (defined to mean all concepts, data, databases, inventions, formulas, discoveries, improvements, trade secrets, original works of authorship, know-how, algorithms, computer programs, software, code, publications, websites, designs, proposals, strategies, processes, methodologies and techniques, and any and all other information, materials and intellectual property, in any medium) that Participant, alone or jointly, creates, conceives, develops, or reduces to practice or causes another to create, conceive, develop, or reduce to practice, during the Service Period shall be a “work made for hire” within the meaning of that term under United States Copyright Act, 17 U.S.C. §§101 et seq. Participant agrees that Participant shall promptly disclose to the Company, or any persons designated by it, all Work. Participant agrees to and hereby assigns and transfers to the Company, effective as of the date of its creation, any and all rights, title and interest Participant may have or may acquire in any Work (including any Work not deemed, for whatever reason, to have been created as a work made for hire), effective as of the date of its creation, including any and all intellectual property rights in the Work, and the right to prosecute and recover damages for all infringements or other violations of the Work.

(b) Participant hereby gives the Company or any other member of the PEI Group the unrestricted right to use, display, distribute, modify, combine with other information or materials, create derivative works based on, sell, or otherwise exploit for any purpose, the Work and any portion thereof, in any manner and medium throughout the world. Participant irrevocably waives and assigns to the Company any and all so-called moral rights Participant may have in or with respect to any Work. Upon the Company’s request, Participant shall promptly execute and deliver to the Company any and all further assignments, patent applications, or such other documents as the Company may deem necessary to effectuate the purposes of this Agreement. Participant hereby irrevocably designates and appoints the Company and its officers and agents as Participant’s agent and attorney-in-fact, with full powers of substitution, to act for and on Participant’s behalf to execute, verify and file any such documents and to do all other lawfully permitted acts as permitted in the preceding paragraph with the same legal effect as if executed by Participant. The foregoing agency and power shall only be used by the Company if Participant fails to execute within five business days after the Company’s request related to any document or instrument described above. Participant hereby waives and quitclaims to the Company all claims of any nature which Participant now has or may later obtain for infringement of any intellectual property rights assigned under this Agreement or otherwise to the Company.

(c) Participant has identified on Schedule 2 all inventions or improvements relevant to the subject matter of Participant’s engagement with the Company or any other member of the PEI Group that Participant desires to remove from the operation of this Agreement, and Participant’s restrictions. If there is no such list on Schedule 2, Participant represents that Participant has made no such inventions and improvements at the time of signing this Agreement.

(d) The provisions of this Agreement requiring the assignment to the Company of Participant’s rights to certain inventions do not apply to an invention for which no equipment, supplies, facility, or trade secret information of the Company or any other member of the PEI Group was used and which was developed entirely on the Participant’s own time, unless (1) the invention relates directly to the business of the Company or any other member of the PEI Group, or (2) to the actual or demonstrably anticipated research or development of the Company or other members of the PEI Group, or (3) the invention results from any work performed by the Participant for the Company or other members of the PEI Group.

4. Restrictive Covenants.

(a) Non-Solicitation of Customers. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, contact or solicit any Customer, for the purpose of delivering, selling, or otherwise offering a product that is the same or similar to that of a Company Product.

(b) Non-Solicitation of Prospective Customers. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, contact or solicit any Prospective Customer, for the purpose of delivering, selling, or otherwise offering a product that is the same or similar to that of a Company Product.

(c) Non-Competition. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, directly or indirectly, (1) provide services to any Competitor Company as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, or (2) anywhere in North America (United States, Mexico or Canada) or in any other country in which a member of the PEI Group manufactures, distributes or sells Company Products: (i) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in a Competitive Activity, or is actively planning to engage in a Competitive Activity with the Company or any other member of the PEI Group, to the extent Participant would inevitably rely upon the Proprietary Information in his work for that person or entity; (ii) act in the same or substantially similar capacity that Participant acted in for the Company or any other member of the PEI Group, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in a Competitive Activity, or is actively planning to engage in a Competitive Activity with the Company or any other member of the PEI Group; (iii) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in any activity that could, in the reasonable determination of the Company or Board, result in such person or entity to become engaged in a Competitive Activity or to acquire, finance or otherwise engage in a transaction with person or entity that may be engaged in a Competitive Activity; (iv) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity engaged in the practice of venture capital, hedge fund, private equity, special purpose acquisition company or similar person or entity to the extent such person or entity is engaged in, or through a transaction would reasonably engage in, a Competitive Activity; (v) finance, invest in or otherwise take any ownership stake in any entity engaged in the activities set forth in this Subsection; provided, however, that minority ownership of no more than 5% of the outstanding shares of a publicly-traded company that may be engaged in a Competitive Activity shall not violate this clause as long as Participant is in compliance with the other provisions of this Subsection or (vi) take, facilitate, or encourage any action the purpose or effect of which is to evade the intent of this Subsection. Notwithstanding the global nature of the business of the PEI Group, the extent to which Participant has been (or will be) exposed to the Company’s Proprietary Information, and the ability of Participant to carry out Participant’s work remotely, regardless of physical location, Participant acknowledges the geographic scope of the restriction in this Subsection is reasonable and appropriate.

(d) Noninterference. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, interfere, or aid or induce any other person or entity in interfering, with the relationship between the Company or any member of the PEI Group and any of their respective Customers, Prospective Customers, suppliers, vendors, joint venturers or licensors or any other third-party with a relationship with the Company or any member of the PEI Group.

(e) Non-Solicitation of Employees. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, directly or indirectly: (1) induce or attempt to induce any director, officer, employee or other representative of the Company or any other member of the PEI Group or of any of their respective affiliates with whom Participant had a working relationship during the Service Period to terminate his or her employment with, service to, or representation of, the Company or any other member of the PEI Group; (2) hire or employ, or attempt to hire or employ, any director, officer, employee or other representative of the Company or of any other member of the PEI Group or of any of their respective affiliates with whom Participant had a working relationship during the Service Period; or (iii) assist any other person or entity in doing any of the foregoing. For purpose of compliance with, and enforcement of, the restrictive covenants in this Subsection during the 12-month period after the Service Period has ended, however, this Subsection will only apply to directors, officers, employees and other representatives of the Company and other members of the PEI Group with whom Participant interacted during the last 24-month period of the Service Period

(f) Confidentiality Covenant. During the Service Period and at all times following the final date of the Service Period:

(1) Participant will not disclose or transfer, directly or indirectly, any Proprietary Information to any person or entity other than as expressly authorized by the Company. Participant understands and agrees that disclosures authorized by the Company or the Board for the benefit of the Company or any other member of the PEI Group must be made in accordance with the policies and practices of the Company and Board designed to maintain the confidentiality of Proprietary Information, for example providing information after obtaining signed non-disclosure or confidentiality agreements;

(2) Participant will not use, directly or indirectly, any Proprietary Information for the benefit or profit of any person or organization, including Participant, other than the Company or any other member of the PEI Group;

(3) Participant will not remove or transfer from any of the Company’s offices, premises or computer systems any materials or property of the Company or any other member of the PEI Group (including, without limitation, materials and property containing Proprietary Information), except as is strictly necessary in the performance of Participant’s assigned duties as a Participant;

(4) Participant will not copy any Proprietary Information except as needed in furtherance of and for use in the business of the Company or any other member of the PEI Group. Participant agrees that copies of Proprietary Information must be treated with the same degree of confidentiality as the original information and are subject to the same restrictions contained in this Agreement;

(5) Participant will promptly upon the Company’s or Board’s request, and in any event promptly upon the termination of Participant’s services with the Company, return all materials and property removed from or belonging to the Company or any other member of the PEI Group and Participant will not retain copies of any of such materials and property;

(6) Participant agrees to take all reasonable steps to preserve the confidential and proprietary nature of Proprietary Information and to prevent the inadvertent or accidental disclosure of Proprietary Information; and

(7) Participant will not use or rely on the confidential or proprietary information or trade secrets of a third party in the performance of Participant’s work for the Company or any other member of the PEI Group except when obtained through lawful means such as contractual teaming agreements, purchase of copyrights, or other written permission for use of such information.

(g) Nondisparagement. Employee shall not disparage, place in a false or negative light or criticize, or make any false statements that may damage the reputation of, orally or in writing, the Company or any member of the PEI Group, its business practices, products, policies, services, decisions, directors, officers, employees, agents, representatives, advisors or any other entity or person covered by this Agreement.

(h) Scope of Covenants. The parties desire for the restrictive covenants, including any time period and geographic scope, to be construed as broadly as permitted by applicable law. It is the parties’ intent, and a critical inducement to the Company entering into this Agreement, to protect and preserve the legitimate interests of the Company or any other member of the PEI Group, and thus the parties agree that the time period and the geographic coverage and scope of the restrictions herein are reasonable and necessary. However, if a court of competent jurisdiction finds that the time period of any of the foregoing restrictions is too lengthy, the geographic scope is too broad, or the agreement overreaches in any way, the parties authorize and respectfully ask the court to modify or, if modification is not possible, strike the offending portion, but only that portion, and grant the relief reasonably necessary to protect the interests of the Company or any other member of the PEI Group so as to achieve the original intent of the parties.

(i) Remedies. Participant agrees that a threatened or existing violation of any of the restrictions contained in this Agreement or any other breach of this Agreement would cause the Company irreparable injury to one or more of the Company or any other member of the PEI Group for which such person(s) would have any adequate remedy at law and agrees that the Company or any other member of the PEI Group will be entitled to obtain injunctive relief prohibiting such violation, including, without limitation, in the form of a temporary restraining order or preliminary injunction. In addition, if the Participant violates any restrictions in the Agreement or otherwise breaches any obligation of Participant under this Agreement, the Company or other members of the PEI Group may:

(1) Suspend, terminate, revoke, rescind or otherwise end the employment, service or other representation of the Participant by, to or of the Company and other members of the PEI Group. Such a suspension, termination, revocation, rescission or other ending of the Participant’s employment, service or presentation by, to or of the Company and other members of the PEI Group will be deemed for good cause.

(2) Suspend, terminate, revoke, rescind or otherwise end the grants of any outstanding and unvested equity awards of Participant in the Company or other members of the PEI Group, including, without limitation to, the Award.

(3) Suspend, terminate, revoke, rescind or otherwise end payment of any severance benefits being received by Participant under any severance benefits plan or agreement with the Company or other members of the PEI Group.

(4) Require Participant to repay to the Company an amount equal to aggregate value, less one hundred U.S. dollars ($100), of the severance benefits and equity awards (valued as of their vesting dates) received by the Participant from and in the Company and other members of the PEI Group during the 24-month period immediately prior to the violation of the restrictions in this Agreement or any other breach of this Agreement. Participant acknowledges that (i) the actual damages of the Company and other members of the PEI Group may be extremely difficult to ascertain with precision in the event of a breach by Employee of this Agreement, (ii) the repayment of all but $100 of the aforementioned consideration received by Participant will represent a reasonable approximation of the actual damages that the Company and other members of the PEI Group will incur in the event such a breach by Participant and (iii) the Company’s election to require repayment of all but $100 of the aforementioned consideration received by Participant is intended as, and will represent, lawful liquidated damages and not an unlawful penalty. Liquidated damages under this Subsection may only be elected by the Company with the approval of the Board. Unless the Company elects liquidated damages under this Subsection, nothing in this provision shall prevent the Company and other members of the PEI Group from seeking other forms of damages caused by a breach.

(5) Exercise all other rights and remedies available to the Company and other members of the PEI Group at law or in equity.

Participant also agrees that Participant will be liable to the Company or any other member of the PEI Group for the attorneys’ fees, expert witness fees, and costs incurred by such person as a result of: (1) any action by the Company or other members of the PEI Group against Participant to enforce any of the restrictions contained in this Agreement in which the Company or any other member of the PEI Group prevails in any respect, or (2) any action by Participant against the Company or any other member of the PEI Group challenging the legal enforceability of any such restriction in which Participant does not prevail. Participant’s obligations under each subsection of this Section 3(d) of this Agreement are distinct, separable, and independently enforceable. The real or perceived existence of any claim or cause of action against the Company or any other member of the PEI Group, whether predicated on this Agreement or some other basis, will not alleviate Participant of Participant’s obligations under this Agreement and will not constitute a defense to the enforcement by the Company or other members of the PEI Group of restrictions contained herein.

(j) Tolling of Time Periods. Participant agrees that, in the event Participant violates any subsection of Section 3(d) of this Agreement as to which there is a specific time period during which Participant is prohibited from certain actions and activities, such violation shall toll the running of such time period from the date of such violation until the date the violation ceases.

(k) Inevitable Use of Proprietary Information. Participant acknowledges and agrees that, following the termination of Participant’s services, Participant will possess the Proprietary Information which Participant would inevitably use if Participant were to engage in the conduct prohibited by Section 3(d) (including each of its subsections), that such use would be unfair and extremely detrimental to the Company or any other member of the PEI Group and, in view of the benefits provided to Participant in this Agreement, that such conduct on his or her part would be inequitable. Accordingly, Participant separately and severally agrees for the benefit of the Company and the other members of the PEI Group to be bound by each of the covenants described above.

5. Reasonable Restrictions. Participant acknowledges that it is necessary and appropriate for the Company or any other member of the PEI Group to protect their legitimate business interests by restricting Participant’s ability to engage in certain competitive activities and any violation of such restrictions would result in irreparable injury to the legitimate business interests of the Company or any other member of the PEI Group. The parties agree that the restrictions contained in this Agreement are drafted narrowly to safeguard the legitimate business interests of the Company or any other member of the PEI Group while not unreasonably interfering with Participant’s ability to obtain other employment.

6. Obligations to Inform Others of Restrictions.

(a) In order to protect the rights of the Company or any other member of the PEI Group under this Agreement, Participant agrees that:

(1) During and for a period of 12 months following the last day of the Service Period, Participant shall provide the Company and Board with complete and accurate information concerning Participant’s plans for employment or provision of other services (including, for the avoidance of doubt, consulting services) and shall inform any prospective or subsequent employer or entity of the restrictions contained in this Agreement or any other policy or agreement between Participant and the Company and any other member of the PEI Group that may be in effect during the Service Period. Participant understands that Participant has a duty to contact the Company and Board if Participant has any questions regarding whether or not conduct by Participant would be restricted by this Agreement; and

(2) Participant shall make the terms and conditions of the restrictions in this Agreement known to any business, entity or persons engaged in activities competitive with the business of the Company or any other member of the PEI Group with which Participant becomes associated during Participant’s provision of services to the Company, during the Service Period and for a period of 12 months following the final day of the Service Period.

(b) The Company or Board may, in its sole and absolute discretion, permit Participant to engage in work or activity that would otherwise be restricted by this Agreement, if Participant first provides the Company and Board with written evidence satisfactory to the Company and Board, including assurances from any new employer or entity, that the contribution of Participant’s knowledge to that work or activity will not cause Participant to disclose, base judgment upon, or use Proprietary Information. Participant shall not engage in such work or activity unless and until Participant receives written consent from the Company and Board.

7. Assignment of Agreement. The Company may assign this Agreement, its rights, interests and remedies under this Agreement, and its obligations under this Agreement, at any time in the discretion of the Company and without notice to Participant. The validity of this Agreement will not be affected by the sale (whether via a stock or asset sale), merger, or any other change in ownership of the Company. Participant understands that Participant’s obligations under this Agreement are personal, and that Participant may not assign this Agreement, or any of Participant’s rights, interests, or obligations under this Agreement.

8. Non-Waiver. No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder, will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein will be cumulative and in addition to any rights or remedies provided by law or equity.

9. Governing Law; Agreed Venue. In all respects the rights and obligations of the parties under this Agreement will be interpreted, enforced and governed in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Any and all lawsuits, legal actions or proceedings against either party arising out of this Agreement will be brought in the Illinois or federal court of competent jurisdiction sitting nearest to Lake County, Illinois, and each party hereby submits to and accepts the exclusive jurisdiction of such court for the purpose of such suit, legal action or proceeding. Each party hereby irrevocably waives any objection it may now have or hereinafter have to this choice of venue of any suit, legal action or proceedings in any such court and further waives any claim that any suit, legal action or proceeding brought in any such court has been brought in an inappropriate forum.

10. Consent to Jurisdiction. The parties expressly consent to the exclusive jurisdiction of the state or federal courts of Illinois to resolve any and all disputes arising under the restrictions contained in Section 3(d) of this Agreement and hereby waive any right that they might have to object to jurisdiction or venue within such court or any defense based on the doctrine of forum non conveniens.

11. Entire Agreement. This Agreement represent the entire agreement and understanding between Participant and the Company with respect to the subject matters contained in this Agreement and supersedes any and all prior discussions, communications and agreements with respect to those subject matters; provided, however, that (i) this Agreement will supplement, and will not supersede, any written agreements between the Participant and the Company or other members of the PEI Group on the same subject matters entered into prior to the Effective Date (a “Prior Agreement”) and (ii) where the terms of this Agreement and the terms of a Prior Agreement conflict, this Agreement shall control. No representation, promise, understanding, or warranty not set forth herein has been made or relied upon by either party in making this Agreement. No modification, amendment or addition will be valid, unless set forth in writing and signed by the party against whom enforcement of any such modification, amendment or addition is sought.

12. Counterparts & Signatures. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Facsimile, electronic (PDF, etc.) and other copies or duplicates of this Agreement are valid and enforceable as originals. Similarly, Agreements signed by hand, electronically (DocuSign or similar service), or, on behalf of the Company, by signature stamp, are valid and enforceable as original signatures.

13. Notice of Immunity. Participant understands that nothing in this Agreement is intended to prohibit Participant from disclosing information, including Proprietary Information, which is permitted to be disclosed by the Federal Defend Trade Secrets Act, which provides that an individual may not be held criminally or civilly liable under any federal or state trade secret law for disclosure of a trade secret (a) made in confidence to a government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law or (b) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, Participant understands that if Participant files a lawsuit against the Company for retaliation based on the reporting of a suspected violation of law, Participant may disclose a trade secret to Participant’s attorney and use the trade secret information in the court proceeding, so long as any document containing the trade secret is filed under seal and the trade secret is not disclosed except pursuant to court order. To the extent Participant suspects a violation of the law, Participant should report their suspicion to an officer of the Company or in accordance with relevant the Company policies.

14. Whistleblower Protection. Notwithstanding anything in this Agreement or otherwise, it is understood that Participant has the right under federal law to certain protections for communicating directly with and providing information to the Company, Participant’s supervisor(s), the Securities and Exchange Commission (the “SEC”) and/or its Office of the Whistleblower, as well as certain other governmental authorities and self-regulatory organizations. As such, nothing in this Agreement nor otherwise is intended to prohibit Participant from disclosing this Agreement to, or from communicating directly with or providing information to Participant’s supervisor(s), the SEC or any other such governmental authority or self-regulatory organization. Participant may communicate directly with or provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC or any other such governmental authority or self-regulatory organization without notifying the Company. The Company may not retaliate against Participant for any of these activities, and nothing in this Agreement or otherwise would require Participant to waive any monetary award or other payment that Participant might become entitled to from the Company, the SEC or any other governmental authority.

15. Return of the Property or the Company or Any Other Member of PEI Group. At the request of the Company or Board (or, without any request, upon termination of the Service Period), Participant will immediately deliver to the Company (a) all property of the Company or any other member of the PEI Group that is then in Participant’s possession, custody or control, including, without limitation, all keys, access cards, cell phones, tablets, computer hardware including but not limited to any hard drives, external storage devices, diskettes, fobs, laptops, tablets, computers and personal data assistants (and the contents thereof), internet connectivity devices, computer software and programs, data, materials, papers, books, files, documents, records; (b) any and all documents or other items containing, summarizing, or describing any Proprietary Information, including all originals and copies in whatever form; (c) any personal device that Participant synced with or used to access any of the systems of the Company or any other member of the PEI Group for purpose of inspection and copying; and (d) a list of passwords or codes needed to operate or access any of the items referenced in this Section 15.

16. Promotional Materials. Participant authorizes and consents to the creation and/or use of Participant’s likeness as well as Participant’s name by the Company or any other member of the PEI Group, and persons or organizations authorized by it, without reservation or limitation and without further consideration. Pursuant to this authorization and consent, the Company or any other member of the PEI Group may, for example, use Participant’s likeness on its website, and publish and distribute advertising, sales, or other promotional literature containing a likeness of Participant in the course of performing Participant’s job duties. Participant also waives any cause of action for personal injury and/or property damage by virtue of the creation and use of such a likeness. Property rights to any likeness of Participant produced or prepared by the Company or any other member of the PEI Group, or any person or organization authorized by it, shall vest in and remain with the Company or any other member of the PEI Group. As used herein, “likeness” shall include a photograph, photographic reproduction, audio transmission, audio recording, video transmission and/or video recording, as well as any other similar medium.

17. Fair Meaning. The language of this Agreement shall be construed as a whole, according to its fair meaning, and not strictly for or against any party.

18. Additional Consideration. Participant understands that receipt of the Award is conditioned upon Participant signing this Agreement. Further, as a result of Participant’s services as a director, officer, employee or other representative of the Company or other members of the PEI Group, Participant shall be (or has been) given access to the Proprietary Information, opportunities for advancement, and opportunities to participate in confidential meetings and specialized training, which shall constitute independent consideration for the restrictions contained in this Agreement and would not be (or would not have been) given to Participant without Participant’s agreement to abide by the terms and conditions of this Agreement, including without limitation the ancillary obligations of confidentiality and non-disclosure. By signing below, Participant specifically acknowledges that Participant has read, understands and agrees to this Section 18.

_#Signature#______________

Participant Signature

[Signature Page and Schedules Follow]

By executing this Agreement below, the parties confirm they have read, understood, and voluntarily agreed to be bound by the entire Agreement.

PACTIV EVERGREEN INC.

By: /s/ JD Bowlin

JD Bowlin
Chief Human Resources Officer

PARTICIPANT

 #Signature#

#ParticipantName#

Schedule 1

Non-Exclusive List of Competitor Companies

• Anchor

• Berry Plastics

• Cascade

• CKF

• Cool-Pak

• D&W Fine Pak

• Dart Container Corporation

• Direct Pack

• Dolco

• Dyne-a-Pak

• Elopak

• Genpak

• Georgia Pacific

• Graphic Packaging

• Grupo Convernex

• Hartmann

• Huhtamaki

• Inline Plastics

• International Paper/IP Foodservice

• Karat Packaging

• LBP

• Peninsula Packaging

• Sabert

• Sealed Air

• Seda

• SIG Combibloc

• Silgan Holdings

• Solo Cup Company

• Sonoco

• Stora Enso Oyj

• Tetra Pak

• The Waddington Group

Schedule 2

List of Prior Inventions or Improvements

None

[Form of 2024 Director RSU Award Agreement]

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD TO DIRECTOR

[__]

Pactiv Evergreen Inc., a Delaware corporation (the “Company”), has granted the Participant, effective as of the Grant Date (as set forth below), a Restricted Stock Unit Award (the “Award”) under the Pactiv Evergreen Inc. Equity Incentive Plan (as amended from time to time, the “Plan”). The Award is subject to the terms and conditions set forth in this award grant letter (this “Grant Letter”), the Restricted Stock Unit award agreement attached hereto as Exhibit A (and all exhibits and appendices thereto) (the “Award Agreement” and, together with this Grant Letter, this “Agreement”) and the Plan.

Unless otherwise defined in this Agreement, capitalized terms shall have the meanings assigned to them in the Plan. In the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to the Participant, the provisions of the Plan will prevail.

AWARD TERMS

Participant:	[__]
Number Restricted Stock Units:	[__]
Grant Date:	[__] (the “Grant Date”)
Vesting:

Subject to the terms and conditions of the Award Agreement, the Restricted Stock Units shall vest the first to occur of (i) the one-year anniversary of the Grant Date and (ii) the day immediately before the next annual meeting of stockholders of the Company following the Grant Date (the “Vesting Date”); provided, that the Participant does not experience a Termination of Service at any time prior to the applicable Vesting Date, except as specifically set forth in the Award Agreement.

Please review this Agreement and let us know if you have any questions about this Agreement, the Award or the Plan. You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with this Award.

If you have questions please contact JD Bowlin, the Company’s CHRO, via email at jd.bowlin@pactivevergreen.com. Otherwise, please provide your signature, address and the date for this Agreement where indicated below.

EXHIBIT A

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT FOR DIRECTORS

This Restricted Stock Unit Award Agreement for Directors (together with all exhibits and appendices hereto, this “Award Agreement”), dated as of the date of the Grant Letter, is by and between the Company and the individual listed in the Grant Letter as the Participant.

WHEREAS, Participant is a member of the Board, and a portion of the Participant’s retainer as a member of the Board is to be paid to the Participant in the form of restricted stock units (“RSUs”);

WHEREAS, the Company hereby grants the Award to the Participant under the Plan, and the Participant hereby accepts the Award, in each case, subject to the terms and conditions of the Plan and this Agreement; and

WHEREAS, by accepting the Award and entering into this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1. Grant of Award. The Company hereby grants to the Participant on the Grant Date the aggregate number of RSUs as set forth in the Grant Letter, subject to the terms and conditions of the Plan and this Agreement. This Award is granted under the Plan, the provisions of which are incorporated herein by reference and made a part of this Agreement.

2. Issuance of RSUs. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement and the Plan.

3. Terms and Conditions. It is understood and agreed that the Award evidenced hereby is subject to the following terms and conditions:

(a) Vesting of Award. Subject to Sections 4, 5 and 6, the Award shall vest and become non-forfeitable in accordance with the vesting schedule set forth in the Grant Letter.

(b) Voting Rights. The Participant shall have no voting rights or any other rights as a shareholder of the Company with respect to the RSUs unless and until the Participant becomes the record owner of the Shares, including Dividend Shares (as defined below) to the extent applicable, underlying such RSUs.

(c) Dividend Shares. If a dividend is paid to holders of Shares during the period commencing on the Grant Date and ending on the date on which the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), the Participant shall receive, at the time that the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), (i) in the case of a dividend paid in cash, an additional number of Shares determined by dividing (x) the total cash dividend that the Participant would have received had the Shares underlying the RSUs (including any Dividend Shares theretofore accrued thereon) been distributed to the Participant

A-1

immediately prior to the record date with respect to such dividend payment by (y) the closing price of the Shares on the date that the dividend is paid; and (ii) in the case of a dividend paid in Shares or other property other than cash, the number of Shares or amount of such other property that the Participant would have received had the Shares underlying the RSUs (including any Dividend Shares theretofore accrued thereon) been distributed to the Participant immediately prior to the record date with respect to such dividend payment; provided, however, that the Participant shall receive nothing pursuant to this Section 3(c) with respect to any RSUs that are forfeited. Any Shares that the Participant is eligible to receive pursuant to this Section 3(c) are referred to herein as “Dividend Shares,” and if the aggregate number of Dividend Shares that this Section 3(c) entitles the Participant to receive at any time that a distribution of Shares is to be made to the Participant pursuant to Section 3(d) is not a whole number of Shares, then such number of Dividend Shares shall be rounded up to the nearest whole Share before such distribution pursuant to Section 3(d).

(d) Distribution on Vesting. Subject to the provisions of this Agreement, upon the vesting of the RSUs, the Company shall deliver to the Participant, as soon as reasonably practicable after the Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5 or Section 6), one Share for each such RSU and the number of any Dividend Shares (as determined in accordance with Section 3(c)); provided that such delivery of Shares shall be made no later than the later of (i) the end of the calendar year in which the Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5 or Section 6, such event being referred to as the “Acceleration Event”) occurs, or (ii) the date that is 60 days after the Vesting Date or Acceleration Event. For purposes of compliance with Section 409A of the Code and for the avoidance of doubt, (a) the “Vesting Date” shall be the specific original date set forth in the Award, without regard to any discretion to accelerate, and (b) the Acceleration Event shall only be a payment event if such event represents a death or a “change in control event,” in each case for purposes of Section 409A of the Code (a “Qualifying Acceleration Event”), and if an Acceleration Event is not a Qualifying Acceleration Event, payment of the Award shall be made within 60 days of the first Vesting Date or Qualifying Acceleration Event to occur following such time. Upon such delivery, such Shares (including any Dividend Shares) shall be fully assignable, alienable, saleable and transferrable by the Participant; provided, that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy.

(e) Adjustment in Capitalization. If, as a result of any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Shares or other securities), recapitalization, share split (share subdivision), reverse share split (share consolidation), reorganization, merger, amalgamation, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or this Agreement, then the Committee shall adjust the terms of this Agreement and this Award, to the extent necessary, in its sole discretion, but in no event shall the Committee adjust the terms of this Agreement or the RSUs in a manner which would cause the RSUs to be subject to the provisions of Section 409A or 457A of the Code.

(f) Restrictions on Transferability. Except as may be permitted by the Committee, neither this Award nor any right under this Award shall be assignable, alienable, saleable or transferable by the Participant otherwise than by will or pursuant to

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the laws of descent and distribution or to a designated Beneficiary. This provision shall not apply to any portion of this Award for which Shares have been fully distributed and shall not preclude forfeiture of any portion of this Award in accordance with the terms herein.

(g) No Right to Continued Service. The grant of an Award shall not be construed as giving the Participant the right to continue to provide services to, the Company or any of its Affiliates. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Agreement.

(h) No Right to Future Awards. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

4. Termination of Service. Except as otherwise provided in Section 5, in the event of the Participant’s Termination of Service for any reason, prior to the date on which the Award otherwise becomes vested, the unvested portion of the Award shall immediately be forfeited by the Participant and become the property of the Company, without any payment or consideration being due to the Participant.

5. Vesting Acceleration Upon Termination Due to Death or Involuntary Removal from the Board. Notwithstanding any provisions of this Agreement that would otherwise result in the forfeiture of this Award, if a Termination of Service occurs due to the Participant’s death or Termination from Service due to an involuntary removal from the Board (other than for cause, within the meaning of the General Corporation Law of the State of Delaware), any unvested RSUs shall immediately become fully vested and non-forfeitable and the Shares underlying such RSUs shall be distributed to the Participant or his or her estate, as applicable, pursuant to Section 3(d), subject, in the case of the Participant’s Termination from Service, to (i) the Participant’s execution of the Company’s standard form waiver and general release of claims in favor of the Company and its Affiliates no later than 45 days following such Termination of Service and (ii) such waiver and release becoming effective in accordance with its terms no later than 60 days after such Termination of Service (collectively, the “Release Requirement”).

6. Change in Control. Notwithstanding any provision of this Agreement to the contrary, subject to the satisfaction of the Release Requirement, in the event of a Change in Control, the RSUs shall be treated as set forth in the Plan.

7. Tax Liability. The Participant shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that the Participant incurs in connection with the receipt, vesting or distribution of any RSU granted hereunder.

8. Whistleblower Protection. The Participant has the right under federal law to certain protections for cooperating with or reporting legal violations to the SEC or its Office of the Whistleblower, as well as certain other governmental entities and self-regulatory organizations. As such, nothing in this Agreement or otherwise is intended to prohibit the Participant from disclosing this Agreement to, or from cooperating with or reporting violations to, the SEC or any such governmental entity or self-regulatory organization, and the Participant may do so without notifying the Company. The Company may not retaliate against the Participant for any of these activities, and nothing in this Agreement or otherwise requires the Participant to waive any monetary award or other payment that the Participant might become entitled to from the SEC or any such governmental entity or self-regulatory organization.

9. References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to

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whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

10. Miscellaneous.

(a) Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

Pactiv Evergreen Inc.
1900 W. Field Court
Lake Forest, Illinois 60045
Attention: CHRO
Email: jd.bowlin@pactivevergreen.com

If to the Participant:

At the Participant’s most recent address shown on the signature page of this Award Agreement, or at any other address which the Participant may specify in a notice delivered to the Company in the manner set forth herein.

(b) Entire Agreement. This Agreement, the Plan and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof, provided that the restrictions set forth in this Agreement are in addition to, not in lieu of, any other obligation and/or restriction that the Participant may have with respect to the Company or any of its Affiliates, whether by operation of law, contract, or otherwise.

(c) Sections 409A and 457A of the Code. For the avoidance of doubt, to the extent that this Award is subject to Section 409A and/or Section 457A of the Code, the Award is intended to comply with the requirements of Sections 409A and 457A of the Code, and the provisions of the Award shall be interpreted in a manner that satisfies the requirements of Sections 409A and 457A of the Code.

(d) Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

(e) Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No

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waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f) Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

(g) Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h) Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof. TO THE EXTENT ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS NOT GOVERNED BY THE ARBITRATION AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH LEGAL PROCEEDING.

(i) Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Award pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Award and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

(j) Captions. Captions provided herein are for convenience only and shall not affect the scope, meaning, intent or interpretation of the provisions of this Award Agreement.

(k) Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

PACTIV EVERGREEN INC.

By:
J.D. Bowlin
Chief Human Resources Officer

AGREED AND ACCEPTED:

PARTICIPANT

By:
[__]

Address:

[__]

[__]

[Form of 2023 Employee RSU Award Agreement]

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

[Date]

Pactiv Evergreen Inc., a Delaware corporation (the “Company”), has granted the Participant, effective as of the Grant Date (as set forth below), a Restricted Stock Unit Award (the “Award”) under the Pactiv Evergreen Inc. Equity Incentive Plan (as amended from time to time, the “Plan”). The Award is subject to the terms and conditions set forth in this award grant letter (this “Grant Letter”), the Restricted Stock Unit award agreement attached hereto as Exhibit A (and all exhibits and appendices thereto) (the “Award Agreement” and, together with this Grant Letter, this “Agreement”) and the Plan.

Unless otherwise defined in this Agreement, capitalized terms shall have the meanings assigned to them in the Plan. In the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to the Participant, the provisions of the Plan will prevail.

AWARD TERMS

Participant:	[•]
Number Restricted Stock Units:	[•]
Grant Date:	[•] (the “Grant Date”)
Vesting:

Subject to the terms and conditions of the Award Agreement, the Restricted Stock Units shall vest ratably on [•] (each, a “Vesting Date”, and each such period, a “Vesting Period”); provided, that the Participant does not experience a Termination of Service at any time prior to the applicable Vesting Date, except as specifically set forth in the Award Agreement.

Please review this Agreement and let us know if you have any questions about this Agreement, the Award or the Plan. You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with this Award.

If you have questions please contact [•], the Company’s [•], via email at [•]. Otherwise, please provide your signature, address and the date for this Agreement where indicated below.

EXHIBIT A

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (together with all exhibits and appendices hereto, this “Award Agreement”), dated as of the date of the Grant Letter, is by and between the Company and the individual listed in the Grant Letter as the Participant.

WHEREAS, the Company hereby grants the Award to the Participant under the Plan, and the Participant hereby accepts the Award, in each case, subject to the terms and conditions of the Plan and this Agreement; and

WHEREAS, by accepting the Award and entering into this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1. Grant of Award. The Company hereby grants to the Participant on the Grant Date the aggregate number of restricted stock units (“RSUs”) as set forth in the Grant Letter, subject to the terms and conditions of the Plan and this Agreement. This Award is granted under the Plan, the provisions of which are incorporated herein by reference and made a part of this Agreement.

2. Issuance of RSUs. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement and the Plan.

3. Terms and Conditions. It is understood and agreed that the Award evidenced hereby is subject to the following terms and conditions:

(a) Vesting of Award. Subject to Sections 4, 5, 6 and 11, the Award shall vest and become non-forfeitable in accordance with the vesting schedule set forth in the Grant Letter.

(b) Voting Rights. The Participant shall have no voting rights or any other rights as a shareholder of the Company with respect to the RSUs unless and until the Participant becomes the record owner of the Shares, including Dividend Shares (as defined below) to the extent applicable, underlying such RSUs.

(c) Dividend Shares. If a dividend is paid to holders of Shares during the period commencing on the Grant Date and ending on the date on which the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), the Participant shall receive, at the time that the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), (i) in the case of a dividend paid in cash, an additional number of Shares determined by dividing (x) the total cash dividend that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment by (y) the closing price of the Shares on the date that the dividend is paid; and (ii) in the case of a dividend paid in Shares or other property other than cash, the number of Shares or amount of such other property that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment; provided, however, that the Participant shall receive nothing pursuant to this Section 3(c) with respect to any RSUs that are forfeited. Any

Shares that the Participant is eligible to receive pursuant to this Section 3(c) are referred to herein as “Dividend Shares,” and if the aggregate number of Dividend Shares that this Section 3(c) entitles the Participant to receive at any time that a distribution of Shares is to be made to the Participant pursuant to Section 3(d) is not a whole number of Shares, then such number of Dividend Shares shall be rounded down to the nearest whole Share before such distribution pursuant to Section 3(d).

(d) Distribution on Vesting. Subject to the provisions of this Agreement, upon the vesting of any of the RSUs, the Company shall deliver to the Participant, as soon as reasonably practicable after the applicable Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5(a) or Section 6), one Share for each such RSU and the number of any Dividend Shares (as determined in accordance with Section 3(c)); provided that such delivery of Shares shall be made no later than the later of (i) the end of the calendar year in which the applicable Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5(a) or Section 6, such event being referred to as the “Acceleration Event”) occurs, or (ii) the date that is 60 days after the applicable Vesting Date or Acceleration Event. For purposes of compliance with Section 409A of the Code and for the avoidance of doubt, (a) the applicable “Vesting Date” shall be the specific original dates and anniversaries set forth in the Award, without regard to any discretion to accelerate, (b) the Acceleration Event shall only be a payment event if such event represents a death or a “change in control event,” in each case for purposes of Section 409A of the Code (a “Qualifying Acceleration Event”), and if an Acceleration Event is not a Qualifying Acceleration Event, payment of the Award shall be made within 60 days the first Vesting Date or Qualifying Acceleration Event to occur following such time. Upon such delivery, such Shares (including any Dividend Shares) shall be fully assignable, alienable, saleable and transferrable by the Participant; provided, that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy.

(e) Adjustment in Capitalization. If, as a result of any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Shares or other securities), recapitalization, share split (share subdivision), reverse share split (share consolidation), reorganization, merger, amalgamation, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or this Agreement, then the Committee shall adjust the terms of this Agreement and this Award, to the extent necessary, in its sole discretion, but in no event shall the Committee adjust the terms of this Agreement or the RSUs in a manner which would cause the RSUs to be subject to the provisions of Section 409A or 457A of the Code.

(f) Restrictions on Transferability. Except as may be permitted by the Committee, neither this Award nor any right under this Award shall be assignable, alienable, saleable or transferable by the Participant otherwise than by will or pursuant to the laws of descent and distribution or to a designated Beneficiary. This provision shall not apply to any portion of this Award for which Shares have been fully distributed and shall not preclude forfeiture of any portion of this Award in accordance with the terms herein.

(g) No Right to Continued Service. The grant of an Award shall not be construed as giving the Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any of its Affiliates. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Agreement.

(h) No Right to Future Awards. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

4. Termination of Service. Except as otherwise provided in Section 5, in the event of the Participant’s Termination of Service for any reason, prior to the date on which the Award otherwise becomes vested, the unvested portion of the Award shall immediately be forfeited by the Participant and become the property of the Company, without any payment or consideration being due to the Participant.

5. Vesting Acceleration Upon Termination Due to Death or Retirement. Notwithstanding any provisions of this Agreement that would otherwise result in the forfeiture of this Award:

(a) Death. If a Termination of Service occurs due to the Participant’s death (i) on or after the first anniversary of the Grant Date but before the second anniversary of the Grant Date, then a number of Shares shall be delivered to the Participant pursuant to Section 3(d) equal to the sum of (x) the amount obtained by multiplying the number of shares that would have vested on the second anniversary of the Grant Date by the fraction obtained by dividing by 24 the number of months the Participant was employed between the Grant Date and the Participant’s death and (y) the amount obtained by multiplying the number of shares that would have vested on the third anniversary of the Grant Date by the fraction obtained by dividing by 36 the number of months the Participant was employed between the Grant Date and the Participant’s death, or (ii) on or after the second anniversary of the Grant Date, then a number of Shares shall be delivered to the Participant pursuant to Section 3(d) equal to the amount obtained by multiplying the number of shares that would have vested on the third anniversary of the Grant Date by the fraction obtained by dividing by 36 the number of months the Participant was employed between the Grant Date and the Participant’s death. For purposes of this Section 5 (including subsection (b)), the number of months that have passed as of a date of determination is the number of monthly anniversaries of the Grant Date that have passed as of such date, rounded down to the nearest whole month.

(b) Retirement. In the event of the Participant’s Termination of Service due to a Qualifying Retirement (as defined below) (subject to (i) the Participant’s execution of the Company’s standard form waiver and general release of claims in favor of the Company and its Affiliates no later than 45 days following such Termination of Service and (ii) such waiver and release becoming effective in accordance with its terms no later than 60 days after such Termination of Service (collectively, the “Release Requirement”)), any unvested RSUs granted pursuant to this Agreement shall continue to vest as if the Participant had not experienced a Termination in Service. A “Qualifying Retirement” is a retirement that meets each of the following conditions:

(i) (x) Employee is age 62, (y) Employee is at least age 55 with at least 15 years of service to the Company and its Affiliates or their predecessors or (z) the sum of the number of whole years in Employee’s age plus the number of whole years of service that Employee has provided to the Company and its Affiliates or their predecessors equals at least 75, in each case, at time of retirement;

(ii) Employee enters into an agreement within 60 days after such Termination of Service to extend the duration of the restrictive covenants contained in the Restrictive Covenant Agreement (as defined below) through the remaining vesting period;

(iii) Employee has been employed by the Company for at least six months following the Grant Date; and

(iv) Employee notified the Company of the retirement at least six months in advance of the retirement date.

6. Change in Control. Notwithstanding any provision of this Agreement to the contrary, subject to the satisfaction of the Release Requirement, in the event of a Change in Control, any unvested RSUs that remain outstanding at such time shall immediately become fully vested and non forfeitable and the Shares underlying the RSUs shall be distributed to the Participant pursuant to Section 3(d).

7. Tax Liability; Withholding Requirements.

(a) The Participant shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that the Participant incurs in connection with the receipt, vesting or distribution of any RSU granted hereunder.

(b) The Company may withhold any tax (or other governmental obligation) that becomes due with respect to the RSUs (or any dividend distribution thereon) and take such action as it deems appropriate to ensure that all applicable withholding, income or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from the Participant and to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. The Participant shall make arrangements satisfactory to the Company to enable the Company to satisfy all such withholding requirements. Notwithstanding the foregoing, the Company may, in its sole discretion, permit the Participant to satisfy any such withholding requirement by transferring to the Company pursuant to such procedures as the Company may require, effective as of the date on which such requirement arises, a number of vested Shares owned and designated by the Participant having an aggregate Fair Market Value as of such date that is at least equal to the minimum, and not more than the maximum, amount required to be withheld (including by the Company’s withholding of Shares that would otherwise be issuable or deliverable to the Participant as a result of the vesting of the Award), to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. If the Company permits the Participant to satisfy any such withholding requirement pursuant to the preceding sentence, the Company shall remit to the Internal Revenue Service and appropriate state and local revenue agencies, for the credit of the Participant, an amount of cash withholding equal to the Fair Market Value of the Shares transferred to the Company as provided above.

8. Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Award shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b)any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose.

9. Whistleblower Protection. The Participant has the right under federal law to certain protections for cooperating with or reporting legal violations to the SEC or its Office of the Whistleblower, as well as certain other governmental entities and self-regulatory organizations. As such, nothing in this Agreement or otherwise is intended to prohibit the Participant from disclosing this Agreement to, or from cooperating with or reporting violations to, the SEC or any such governmental entity or self-regulatory organization, and the Participant may do so without notifying the Company. The Company may not retaliate against the Participant for any of these activities, and nothing in this Agreement or otherwise requires the Participant to waive any monetary award or other payment that the Participant might become entitled to from the SEC or any such governmental entity or self-regulatory organization.

10. Restrictive Covenants. The Company’s obligations under this Agreement are conditioned on the Participant signing and returning to the Company a Restrictive Covenant Agreement in the form of Exhibit A (the “Restrictive Covenant Agreement”) within 40 days of the Grant Date. The Participant is advised to consult with counsel before signing the Restrictive Covenants Agreement.

11. Recoupment/Clawback. This Award (including any amounts or benefits arising from this Award) shall be subject to recoupment or “clawback” as may be required by applicable law, stock exchange rules or by any applicable Company policy or arrangement the Company has in place from time to time.

12. References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

13. Miscellaneous.

(a) Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

Pactiv Evergreen Inc.
1900 W. Field Court
Lake Forest, Illinois 60045
Attention: [•]
Email: [•]

If to the Participant:

At the Participant’s most recent address shown on the signature page of this Award Agreement, or at any other address which the Participant may specify in a notice delivered to the Company in the manner set forth herein.

(b) Entire Agreement. This Agreement, the Plan and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof, provided that the restrictions set forth in this Agreement are in addition to, not in lieu of, any other obligation and/or restriction that the Participant may have with respect to the Company or any of its Affiliates, whether by operation of law, contract, or otherwise, including, without limitation, any non-solicitation obligations contained in an employment agreement, consulting agreement or other similar agreement entered into by and between the Participant and the Company or one of its Affiliates, which shall survive the termination of any such agreements, and be enforceable independently of such other agreements.

(c) Sections 409A and 457A of the Code. For the avoidance of doubt, to the extent that this Award is subject to Section 409A and/or Section 457A of the Code, the Award is intended to comply with the requirements of Sections 409A and 457A of the Code, and the provisions of the Award shall be interpreted in a manner that satisfies the requirements of Sections 409A and 457A of the Code.

(d) Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

(e) Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f) Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

(g) Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h) Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof. TO THE EXTENT ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS NOT GOVERNED BY THE ARBITRATION AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH LEGAL PROCEEDING.

(i) Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Award pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Award and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

(j) Captions. Captions provided herein are for convenience only and shall not affect the scope, meaning, intent or interpretation of the provisions of this Award Agreement.

(k) Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

PACTIV EVERGREEN INC.

By:

AGREED AND ACCEPTED:

PARTICIPANT

By:

Address:

[2022 Baksht RSU Award Agreement]

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

May 27, 2022

Pactiv Evergreen Inc., a Delaware corporation (the “Company”), has granted the Participant, effective as of the Grant Date (as set forth below), a Restricted Stock Unit Award (the “Award”) under the Pactiv Evergreen Inc. Equity Incentive Plan (as amended from time to time, the “Plan”). The Award is subject to the terms and conditions set forth in this award grant letter (this “Grant Letter”), the Restricted Stock Unit award agreement attached hereto as Exhibit A (and all exhibits and appendices thereto) (the “Award Agreement” and, together with this Grant Letter, this “Agreement”) and the Plan.

Unless otherwise defined in this Agreement, capitalized terms shall have the meanings assigned to them in the Plan. In the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to the Participant, the provisions of the Plan will prevail.

AWARD TERMS

Participant:	Jonathan H. Baksht
Number Restricted Stock Units:	93,843
Grant Date:	May 27, 2022 (the “Grant Date”)
Vesting:

Subject to the terms and conditions of the Award Agreement, the Restricted Stock Units shall vest ratably on each of the first three anniversaries of the Grant Date (each, a “Vesting Date”, and each such one-year period, a “Vesting Period”); provided, that the Participant does not experience a Termination of Service at any time prior to the applicable Vesting Date, except as specifically set forth in the Award Agreement.

Please review this Agreement and let us know if you have any questions about this Agreement, the Award or the Plan. You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with this Award.

If you have questions please contact JD Bowlin, the Company’s CHRO, via email at jd.bowlin@pactivevergreen.com. Otherwise, please provide your signature, address and the date for this Agreement where indicated below.

EXHIBIT A

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (together with all exhibits and appendices hereto, this “Award Agreement”), dated as of the date of the Grant Letter, is by and between the Company and the individual listed in the Grant Letter as the Participant.

WHEREAS, the Company hereby grants the Award to the Participant under the Plan, and the Participant hereby accepts the Award, in each case, subject to the terms and conditions of the Plan and this Agreement; and

WHEREAS, by accepting the Award and entering into this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1. Grant of Award. The Company hereby grants to the Participant on the Grant Date the aggregate number of restricted stock units (“RSUs”) as set forth in the Grant Letter, subject to the terms and conditions of the Plan and this Agreement. This Award is granted under the Plan, the provisions of which are incorporated herein by reference and made a part of this Agreement.

2. Issuance of RSUs. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement and the Plan.

3. Terms and Conditions. It is understood and agreed that the Award evidenced hereby is subject to the following terms and conditions:

(a) Vesting of Award. Subject to Sections 4, 5, 6 and 11, the Award shall vest and become non-forfeitable in accordance with the vesting schedule set forth in the Grant Letter.

(b) Voting Rights. The Participant shall have no voting rights or any other rights as a shareholder of the Company with respect to the RSUs unless and until the Participant becomes the record owner of the Shares, including Dividend Shares (as defined below) to the extent applicable, underlying such RSUs.

(c) Dividend Shares. If a dividend is paid to holders of Shares during the period commencing on the Grant Date and ending on the date on which the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), the Participant shall receive, at the time that the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), (i) in the case of a dividend paid in cash, an additional number of Shares determined by dividing (x) the total cash dividend that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment by (y) the closing price of the Shares on the date that the dividend is paid; and (ii) in the case of a dividend paid in Shares or other property other than cash, the number of Shares or amount of such other property that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment; provided, however, that the Participant shall receive nothing pursuant to this Section 3(c) with respect to any RSUs that are forfeited. Any

Shares that the Participant is eligible to receive pursuant to this Section 3(c) are referred to herein as “Dividend Shares,” and if the aggregate number of Dividend Shares that this Section 3(c) entitles the Participant to receive at any time that a distribution of Shares is to be made to the Participant pursuant to Section 3(d) is not a whole number of Shares, then such number of Dividend Shares shall be rounded down to the nearest whole Share before such distribution pursuant to Section 3(d).

(d) Distribution on Vesting. Subject to the provisions of this Agreement, upon the vesting of any of the RSUs, the Company shall deliver to the Participant, as soon as reasonably practicable after the applicable Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5(a) or Section 6), one Share for each such RSU and the number of any Dividend Shares (as determined in accordance with Section 3(c)); provided that such delivery of Shares shall be made no later than the later of (i) the end of the calendar year in which the applicable Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5(a) or Section 6, such event being referred to as the “Acceleration Event”) occurs, or (ii) the date that is 60 days after the applicable Vesting Date or Acceleration Event. For purposes of compliance with Section 409A of the Code and for the avoidance of doubt, (a) the applicable “Vesting Date” shall be the specific original dates and anniversaries set forth in the Award, without regard to any discretion to accelerate, (b) the Acceleration Event shall only be a payment event if such event represents a death or a “change in control event,” in each case for purposes of Section 409A of the Code (a “Qualifying Acceleration Event”), and if an Acceleration Event is not a Qualifying Acceleration Event, payment of the Award shall be made within 60 days of the first Vesting Date or Qualifying Acceleration Event to occur following such time. Upon such delivery, such Shares (including any Dividend Shares) shall be fully assignable, alienable, saleable and transferrable by the Participant; provided, that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy.

(e) Adjustment in Capitalization. If, as a result of any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Shares or other securities), recapitalization, share split (share subdivision), reverse share split (share consolidation), reorganization, merger, amalgamation, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or this Agreement, then the Committee shall adjust the terms of this Agreement and this Award, to the extent necessary, in its sole discretion, but in no event shall the Committee adjust the terms of this Agreement or the RSUs in a manner which would cause the RSUs to be subject to the provisions of Section 409A or 457A of the Code.

(f) Restrictions on Transferability. Except as may be permitted by the Committee, neither this Award nor any right under this Award shall be assignable, alienable, saleable or transferable by the Participant otherwise than by will or pursuant to the laws of descent and distribution or to a designated Beneficiary. This provision shall not apply to any portion of this Award for which Shares have been fully distributed and shall not preclude forfeiture of any portion of this Award in accordance with the terms herein.

(g) No Right to Continued Service. The grant of an Award shall not be construed as giving the Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any of its Affiliates. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Agreement.

(h) No Right to Future Awards. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

4. Termination of Service. Except as otherwise provided in Section 5, in the event of the Participant’s Termination of Service for any reason, prior to the date on which the Award otherwise becomes vested, the unvested portion of the Award shall immediately be forfeited by the Participant and become the property of the Company, without any payment or consideration being due to the Participant.

5. Vesting Acceleration in Certain Circumstances. Notwithstanding any provisions of this Agreement that would otherwise result in the forfeiture of this Award:

(a) Death. If a Termination of Service occurs due to the Participant’s death (i) on or after the first anniversary of the Grant Date but before the second anniversary of the Grant Date, then a number of Shares shall be delivered to the Participant pursuant to Section 3(d) equal to the sum of (x) the amount obtained by multiplying the number of shares that would have vested on the second anniversary of the Grant Date by the fraction obtained by dividing by 24 the number of full calendar months the Participant was employed between the Grant Date and the Participant’s death and (y) the amount obtained by multiplying the number of shares that would have vested on the third anniversary of the Grant Date by the fraction obtained by dividing by 36 the number of full calendar months the Participant was employed between the Grant Date and the Participant’s death, or (ii) on or after the second anniversary of the Grant Date, then a number of Shares shall be delivered to the Participant pursuant to Section 3(d) equal to the amount obtained by multiplying the number of shares that would have vested on the third anniversary of the Grant Date by the fraction obtained by dividing by 36 the number of full calendar months the Participant was employed between the Grant Date and the Participant’s death.

(b) Retirement. In the event of the Participant’s Termination of Service due to a Qualifying Retirement (as defined below) (subject to (i) the Participant’s execution of the Company’s standard form waiver and general release of claims in favor of the Company and its Affiliates no later than 45 days following such Termination of Service and (ii) such waiver and release becoming effective in accordance with its terms no later than 60 days after such Termination of Service (collectively, the “Release Requirement”)), any unvested RSUs granted pursuant to this Agreement shall continue to vest as if the Participant had not experienced a Termination of Service. A “Qualifying Retirement” is a retirement that meets each of the following conditions:

(i) (x) Employee is age 62, (y) Employee is at least age 55 with at least 15 years of service to the Company and its Affiliates or their predecessors or (z) the sum of the number of whole years in Employee’s age plus the number of whole years of service that Employee has provided to the Company and its Affiliates or their predecessors equals at least 75, in each case, at time of retirement;

(ii) Employee enters into an agreement within 60 days after such Termination of Service to extend the duration of the restrictive covenants contained in the Restrictive Covenant Agreement (as defined below) through the remaining vesting period;

(iii) Employee has been employed by the Company for at least six months following the Grant Date; and

(iv) Employee notified the Company of the retirement at least six months in advance of the retirement date.

(c) Termination Without Cause. If (i) a Termination of Service occurs due to the Company’s termination of the Participant’s employment without Cause and (ii) the last Vesting Date with respect to the RSUs granted pursuant to this Agreement shall not have occurred before the effective date of such termination, then, subject to the Release Requirement, any unvested RSUs granted pursuant to this Agreement that, absent such Termination of Service, would have vested on the first Vesting Date for such RSUs next succeeding the effective date of such termination (the “Next Vesting Date”) shall continue to vest as if the Participant had not experienced such Termination of Service. For clarity, any unvested RSUs granted pursuant to this Agreement that would have vested on a Vesting Date other than the Next Vesting Date shall be forfeited immediately upon such Termination of Service.

6. Change in Control. Notwithstanding any provision of this Agreement to the contrary, subject to the satisfaction of the Release Requirement, in the event of a Change in Control, any unvested RSUs that remain outstanding at such time shall immediately become fully vested and non forfeitable and the Shares underlying the RSUs shall be distributed to the Participant pursuant to Section 3(d).

7. Tax Liability; Withholding Requirements.

(a) The Participant shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that the Participant incurs in connection with the receipt, vesting or distribution of any RSU granted hereunder.

(b) The Company may withhold any tax (or other governmental obligation) that becomes due with respect to the RSUs (or any dividend distribution thereon) and take such action as it deems appropriate to ensure that all applicable withholding, income or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from the Participant and to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. The Participant shall make arrangements satisfactory to the Company to enable the Company to satisfy all such withholding requirements. Notwithstanding the foregoing, the Company may, in its sole discretion, permit the Participant to satisfy any such withholding requirement by transferring to the Company pursuant to such procedures as the Company may require, effective as of the date on which such requirement arises, a number of vested Shares owned and designated by the Participant having an aggregate Fair Market Value as of such date that is at least equal to the minimum, and not more than the maximum, amount required to be withheld (including by the Company’s withholding of Shares that would otherwise be issuable or deliverable to the Participant as a result of the vesting of the Award), to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. If the Company permits the Participant to satisfy any such withholding requirement pursuant to the preceding sentence, the Company shall remit to the Internal Revenue Service and appropriate state and local revenue agencies, for the credit of the Participant, an amount of cash withholding equal to the Fair Market Value of the Shares transferred to the Company as provided above.

8. Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Award shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b)any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose.

9. Whistleblower Protection. The Participant has the right under federal law to certain protections for cooperating with or reporting legal violations to the SEC or its Office of the Whistleblower, as well as certain other governmental entities and self-regulatory organizations. As such, nothing in this Agreement or otherwise is intended to prohibit the Participant from disclosing this Agreement to, or from cooperating with or reporting violations to, the SEC or any such governmental entity or self-regulatory organization, and the Participant may do so without notifying the Company. The Company may not retaliate against the Participant for any of these activities, and nothing in this Agreement or otherwise requires the Participant to waive any monetary award or other payment that the Participant might become entitled to from the SEC or any such governmental entity or self-regulatory organization.

10. Restrictive Covenants. The Company’s obligations under this Agreement are conditioned on the Participant signing and returning to the Company a Restrictive Covenant Agreement in the form of Exhibit A (the “Restrictive Covenant Agreement”) within 40 days of the Grant Date. The Participant is advised to consult with counsel before signing the Restrictive Covenants Agreement.

11. Recoupment/Clawback. This Award (including any amounts or benefits arising from this Award) shall be subject to recoupment or “clawback” as may be required by applicable law, stock exchange rules or by any applicable Company policy or arrangement the Company has in place from time to time.

12. References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

13. Miscellaneous.

(a) Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

Pactiv Evergreen Inc.
1900 W. Field Court
Lake Forest, Illinois 60045
Attention: CHRO
Email: jd.bowlin@pactivevergreen.com

If to the Participant:

At the Participant’s most recent address shown on the signature page of this Award Agreement, or at any other address which the Participant may specify in a notice delivered to the Company in the manner set forth herein.

(b) Entire Agreement. This Agreement, the Plan and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof, provided that the restrictions set forth in this Agreement are in addition to, not in lieu of, any other obligation and/or restriction that the Participant may have with respect to the Company or any of its Affiliates, whether by operation of law, contract, or otherwise, including, without limitation, any non-solicitation obligations contained in an employment agreement, consulting agreement or other similar agreement entered into by and between the Participant and the Company or one of its Affiliates, which shall survive the termination of any such agreements, and be enforceable independently of such other agreements.

(c) Sections 409A and 457A of the Code. For the avoidance of doubt, to the extent that this Award is subject to Section 409A and/or Section 457A of the Code, the Award is intended to comply with the requirements of Sections 409A and 457A of the Code, and the provisions of the Award shall be interpreted in a manner that satisfies the requirements of Sections 409A and 457A of the Code.

(d) Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

(e) Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f) Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

(g) Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h) Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof. TO THE EXTENT ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS NOT GOVERNED BY THE ARBITRATION AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH LEGAL PROCEEDING.

(i) Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Award pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Award and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

(j) Captions. Captions provided herein are for convenience only and shall not affect the scope, meaning, intent or interpretation of the provisions of this Award Agreement.

(k) Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

PACTIV EVERGREEN INC.

By:	/s/ J.D. Bowlin
J.D. Bowlin
Chief Human Resources Officer

AGREED AND ACCEPTED:

PARTICIPANT

By: /s/ Jonathan H. Baksht
Jonathan H. Baksht

Address:

Exhibit A

Restrictive Covenant Agreement

Restrictive Covenants Agreement (this “Agreement”) retroactive and effective as of May 27, 2022 (the “Effective Date”), between Pactiv Evergreen Inc. (the “Company”) and Jonathan H. Baksht (“Participant”). The Company and its direct and indirect subsidiaries, as they may exist from time to time, are referred to in this Agreement at times as the “PEI Group”. The PEI Group are intended third party beneficiaries of the Company under this Agreement with the rights, but not the obligations, of the Company. The Board of Directors of the Company (the “Board”) may elect to exercise or waive certain rights on behalf of the Company or any other member of the PEI Group as provided in this Agreement.

Preliminary Statement

A. Participant is a director, officer, employee or other representative of the Company or one or more other members of the PEI Group. The total period during which Participant serves as a director, officer, employee or other representative of the Company and other members of the PEI Group is referred to as the “Service Period”. The Service Period will end for purposes of this Agreement when Participant is no longer a director, officer, employee or other representative of any member of the PEI Group.

B. To encourage performance and retention, the Board has granted Participant certain equity awards in the Company under the Pactiv Evergreen Equity Incentive Plan (the “Award”).

C. The execution of this Agreement is a condition to Participant receiving the Award.

NOW, THEREFORE, the Company and Participant agree as follows:

1. Definitions. As used in this Agreement:

(a) “Company Product” means any product developed, manufactured, produced or distributed by the Company or any other member of the PEI Group during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a product shall only constitute a Company Product for purposes of this Agreement if, as a result of Participant’s employment with, or Participant’s service to, or representation of, the Company or any other member of the PEI Group, Participant had access to Proprietary Information related to the product or Participant designed, marketed, advised on or interacted with Customers, Prospective Customers or industry representatives regarding the product during the last 24-month period of the Service Period.

(b) “Competitive Activity” means the marketing, distribution, promotion, sales, development, delivery, financing or servicing of any Company Product. For the avoidance of doubt, “Competitive Activity” includes any actions which may result in any entity becoming a Competitor Company, including any preparation, financing or other actions in which an entity may enter into the business of marketing, distributing, promoting, selling, developing, delivering, financing or servicing any Company Product.

(c) “Competitor Company” means (i) those entities listed on Schedule 1 plus (ii) such other entities that the Company reasonably determines are or may reasonably become engaged in a Competitive Activity, minus (iii) such entities that the Company reasonably determines are no longer engaged in a Competitive Activity.

(d) “Customer” means any business, including without limitation customers or distributors, with whom the Company or any other member of the PEI Group transacted business during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a person or entity shall only constitute a Customer for purposes of this Agreement if, as a result of Participant’s employment with, or Participant’s service to, or representation of, the Company or any other member of the PEI Group, Participant had Material Contact with, or knew Proprietary Information of or about, or advised on, the Customer during the last 24-month period of the Service Period.

(e) “Material Contact” means any contact between Participant and any Customer or Prospective Customer:

(1) with whom or with which Participant dealt on behalf of the Company or any other member of the PEI Group;

(2) whose dealings with the Company or any other member of the PEI Group were coordinated or supervised by Participant;

(3) who receives products or services sold or provided by the Company or any other member of the PEI Group, the sale or provision of which results or resulted in compensation, commissions, or earnings for Participant ; or

(4) that resulted in Participant obtaining Proprietary Information about a Customer or Prospective Customer.

(f) “Proprietary Information” means confidential or proprietary information or trade secrets of the Company or any other member of the PEI Group, or of any customer, supplier or other person who entrust their confidential or proprietary information or trade secreted to the Company or any other member of the PEI Group (each being a “Protected Party”), including, but not limited to, materials and information, whether written, electronic, or otherwise: (1) disclosed to Participant or known by Participant as a result of his or her employment with, or provision of other service to, or representation of, the Company and any other member of the PEI Group, (2) which is not generally known, and (3) which relates to or concerns the Protected Party’s: innovations; ideas; plans; processes; structures; systems; know-how; algorithms; computer programs; software; code; publications; designs; methods; techniques; drawings; apparatuses; government filings; patents; patent applications; materials; devices; research activities; reports and plans; specifications; promotional methods; financial information; forecasts; sales, profit and loss figures; personal identifying information of employees; marketing and sales methods and strategies; plans and systems; customer protocols and training programs; customer, prospective customer, vendor, licensee and client lists; information about customers, prospective customers, vendors, licensees and clients; information about relationships between Protected Party or its affiliates and their business partners, acquisition prospects, vendors, suppliers, prospective customers, customers, employees, owners, licensees and clients; information about deals and prospective deals; information about products, including but not limited strengths, weaknesses and vulnerabilities of existing products, as well as product strategies and roadmaps for future products and releases; and information about pricing including but not limited to license types, models, implementation costs, discounts and tolerance for discounts. Proprietary Information shall also include all information and matters specifically designated as proprietary and/or confidential by the Protected Party or its affiliates or their customers or other business partners. The following information will not be considered Proprietary Information under this Agreement: (1) information that has become generally available to the public through no wrongful act of Participant; (2) information that Participant identified prior to Participant’s employment with the Company; and (3) information that is disclosed to the public pursuant to the binding order of a government agency or court.

(g) “Prospective Customer” means any prospective business, including without limitation prospective customers and prospective distributors, with whom the Company or any other member of the PEI Group was attempting to transact business during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through

4(d) during the 12-month period after the Service Period has ended, however, such a person or entity shall only constitute a Prospective Customer for purposes of this Agreement if, as a result of Participant’s employment with, or provision of service to, or representation of, the Company and any other members of the PEI Group, Participant had Material Contact with, or knew Proprietary Information of or about, or advised on, the Prospective Customer during the last 24 months of the Service Period.

2. Legitimate Interest. Due to the nature of the business of the Company and other members of the PEI Group, certain of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, including Participant, have access to Proprietary Information. Likewise, via their employment or provision of services to, or other representation of, the Company and other members of the PEI Group, certain of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, including Participant, receive specialized training and/or shall be introduced to, given the opportunity to develop personal contacts with, and actually develop an advantageous familiarity as to the Customers and Prospective Customers. If the confidential or “trade secret” information, specialized training, or contacts and familiarity were made available to the competitors of the Company or other members of the PEI Group or other individuals outside of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, or otherwise used against the interests of the Company or other members of the PEI Group, it would undoubtedly result in a loss of business or competitive position for the Company and other members of the PEI Group or harm the goodwill of the Company or other members of the PEI Group and their investment in developing and maintaining these business relationships. Participant also agrees that Participant holds a position uniquely essential to the management, organization, and/or service of the Company or one or more other members of the PEI Group and the business of the PEI Group is inherently global in character.

3. Work Made for Hire – Assignment of Inventions.

(a) Participant understands and agrees all “Work” (defined to mean all concepts, data, databases, inventions, formulas, discoveries, improvements, trade secrets, original works of authorship, know-how, algorithms, computer programs, software, code, publications, websites, designs, proposals, strategies, processes, methodologies and techniques, and any and all other information, materials and intellectual property, in any medium) that Participant, alone or jointly, creates, conceives, develops, or reduces to practice or causes another to create, conceive, develop, or reduce to practice, during the Service Period shall be a “work made for hire” within the meaning of that term under United States Copyright Act, 17 U.S.C. §§101 et seq. Participant agrees that Participant shall promptly disclose to the Company, or any persons designated by it, all Work. Participant agrees to and hereby assigns and transfers to the Company, effective as of the date of its creation, any and all rights, title and interest Participant may have or may acquire in any Work (including any Work not deemed, for whatever reason, to have been created as a work made for hire), effective as of the date of its creation, including any and all intellectual property rights in the Work, and the right to prosecute and recover damages for all infringements or other violations of the Work.

(b) Participant hereby gives the Company or any other member of the PEI Group the unrestricted right to use, display, distribute, modify, combine with other information or materials, create derivative works based on, sell, or otherwise exploit for any purpose, the Work and any portion thereof, in any manner and medium throughout the world. Participant irrevocably waives and assigns to the Company any and all so-called moral rights Participant may have in or with respect to any Work. Upon the Company’s request, Participant shall promptly execute and deliver to the Company any and all further assignments, patent applications, or such other documents as the Company may deem necessary to effectuate the purposes of this Agreement. Participant hereby irrevocably designates and appoints the Company and its officers and agents as Participant’s agent and attorney-in-fact, with full powers of substitution, to act for and on Participant’s behalf to execute, verify and file any such documents and to do all other lawfully permitted acts as permitted in the preceding paragraph with the same legal effect as if executed by Participant. The foregoing agency and power shall only be used by the Company if Participant fails to execute within five business days after the Company’s request related to any document or instrument described above. Participant hereby waives and quitclaims to the Company all claims of any nature which Participant now has or may later obtain for infringement of any intellectual property rights assigned under this Agreement or otherwise to the Company.

(c) Participant has identified on Schedule 2 all inventions or improvements relevant to the subject matter of Participant’s engagement with the Company or any other member of the PEI Group that Participant desires to remove from the operation of this Agreement, and Participant’s restrictions. If there is no such list on Schedule 2, Participant represents that Participant has made no such inventions and improvements at the time of signing this Agreement.

(d) The provisions of this Agreement requiring the assignment to the Company of Participant’s rights to certain inventions do not apply to an invention for which no equipment, supplies, facility, or trade secret information of the Company or any other member of the PEI Group was used and which was developed entirely on the Participant’s own time, unless (1) the invention relates directly to the business of the Company or any other member of the PEI Group, or (2) to the actual or demonstrably anticipated research or development of the Company or other members of the PEI Group, or (3) the invention results from any work performed by the Participant for the Company or other members of the PEI Group.

4. Restrictive Covenants.

(a) Non-Solicitation of Customers. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, contact or solicit any Customer, for the purpose of delivering, selling, or otherwise offering a product that is the same or similar to that of a Company Product.

(b) Non-Solicitation of Prospective Customers. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, contact or solicit any Prospective Customer, for the purpose of delivering, selling, or otherwise offering a product that is the same or similar to that of a Company Product.

(c) Non-Competition. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, directly or indirectly, (1) provide services to any Competitor Company as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, or (2) anywhere in North America (United States, Mexico or Canada) or in any other country in which a member of the PEI Group manufactures, distributes or sells Company Products: (i) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in a Competitive Activity, or is actively planning to engage in a Competitive Activity with the Company or any other member of the PEI Group, to the extent Participant would inevitably rely upon the Proprietary Information in his work for that person or entity; (ii) act in the same or substantially similar capacity that Participant acted in for the Company or any other member of the PEI Group, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in a Competitive Activity, or is actively planning to engage in a Competitive Activity with the Company or any other member of the PEI Group; (iii) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in any activity that could, in the reasonable determination of the Company or Board, result in such person or entity to become engaged in a Competitive Activity or to acquire, finance or otherwise engage in a transaction with person or entity that may be engaged in a Competitive Activity; (iv) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity engaged in the practice of venture capital, hedge fund, private equity, special purpose acquisition company or similar person or entity to the extent such person or entity is engaged in, or through a transaction would reasonably engage in, a Competitive Activity; (v) finance, invest in or otherwise take any ownership stake in any entity engaged in the activities set forth in this Subsection; provided, however, that minority ownership of no more than 5% of the outstanding shares of a publicly-traded company that may be engaged in a Competitive Activity shall not violate this clause as long as Participant is in compliance with the other provisions of this Subsection or (vi) take, facilitate, or encourage any action the purpose or effect of which is to evade the intent of this Subsection. Notwithstanding the global nature of the business of the PEI Group, the extent to which Participant has been (or will be) exposed to the Company’s Proprietary Information, and the ability of Participant to carry out Participant’s work remotely, regardless of physical location, Participant acknowledges the geographic scope of the restriction in this Subsection is reasonable and appropriate.

(d) Noninterference. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, interfere, or aid or induce any other person or entity in interfering, with the relationship between the Company or any member of the PEI Group and any of their respective Customers, Prospective Customers, suppliers, vendors, joint venturers or licensors or any other third-party with a relationship with the Company or any member of the PEI Group.

(e) Non-Solicitation of Employees. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, directly or indirectly: (1) induce or attempt to induce any director, officer, employee or other representative of the Company or any other member of the PEI Group or of any of their respective affiliates with whom Participant had a working relationship during the Service Period to terminate his or her employment with, service to, or representation of, the Company or any other member of the PEI Group; (2) hire or employ, or attempt to hire or employ, any director, officer, employee or other representative of the Company or of any other member of the PEI Group or of any of their respective affiliates with whom Participant had a working relationship during the Service Period; or (iii) assist any other person or entity in doing any of the foregoing. For purpose of compliance with, and enforcement of, the restrictive covenants in this Subsection during the 12-month period after the Service Period has ended, however, this Subsection will only apply to directors, officers, employees and other representatives of the Company and other members of the PEI Group with whom Participant interacted during the last 24-month period of the Service Period

(f) Confidentiality Covenant. During the Service Period and at all times following the final date of the Service Period:

(1) Participant will not disclose or transfer, directly or indirectly, any Proprietary Information to any person or entity other than as expressly authorized by the Company. Participant understands and agrees that disclosures authorized by the Company or the Board for the benefit of the Company or any other member of the PEI Group must be made in accordance with the policies and practices of the Company and Board designed to maintain the confidentiality of Proprietary Information, for example providing information after obtaining signed non-disclosure or confidentiality agreements;

(2) Participant will not use, directly or indirectly, any Proprietary Information for the benefit or profit of any person or organization, including Participant, other than the Company or any other member of the PEI Group;

(3) Participant will not remove or transfer from any of the Company’s offices, premises or computer systems any materials or property of the Company or any other member of the PEI Group (including, without limitation, materials and property containing Proprietary Information), except as is strictly necessary in the performance of Participant’s assigned duties as a Participant;

(4) Participant will not copy any Proprietary Information except as needed in furtherance of and for use in the business of the Company or any other member of the PEI Group. Participant agrees that copies of Proprietary Information must be treated with the same degree of confidentiality as the original information and are subject to the same restrictions contained in this Agreement;

(5) Participant will promptly upon the Company’s or Board’s request, and in any event promptly upon the termination of Participant’s services with the Company, return all materials and property removed from or belonging to the Company or any other member of the PEI Group and Participant will not retain copies of any of such materials and property;

(6) Participant agrees to take all reasonable steps to preserve the confidential and proprietary nature of Proprietary Information and to prevent the inadvertent or accidental disclosure of Proprietary Information; and

(7) Participant will not use or rely on the confidential or proprietary information or trade secrets of a third party in the performance of Participant’s work for the Company or any other member of the PEI Group except when obtained through lawful means such as contractual teaming agreements, purchase of copyrights, or other written permission for use of such information.

(g) Nondisparagement. Employee shall not disparage, place in a false or negative light or criticize, or make any false statements that may damage the reputation of, orally or in writing, the Company or any member of the PEI Group, its business practices, products, policies, services, decisions, directors, officers, employees, agents, representatives, advisors or any other entity or person covered by this Agreement.

(h) Scope of Covenants. The parties desire for the restrictive covenants, including any time period and geographic scope, to be construed as broadly as permitted by applicable law. It is the parties’ intent, and a critical inducement to the Company entering into this Agreement, to protect and preserve the legitimate interests of the Company or any other member of the PEI Group, and thus the parties agree that the time period and the geographic coverage and scope of the restrictions herein are reasonable and necessary. However, if a court of competent jurisdiction finds that the time period of any of the foregoing restrictions is too lengthy, the geographic scope is too broad, or the agreement overreaches in any way, the parties authorize and respectfully ask the court to modify or, if modification is not possible, strike the offending portion, but only that portion, and grant the relief reasonably necessary to protect the interests of the Company or any other member of the PEI Group so as to achieve the original intent of the parties.

(i) Remedies. Participant agrees that a threatened or existing violation of any of the restrictions contained in this Agreement or any other breach of this Agreement would cause the Company irreparable injury to one or more of the Company or any other member of the PEI Group for which such person(s) would have any adequate remedy at law and agrees that the Company or any other member of the PEI Group will be entitled to obtain injunctive relief prohibiting such violation, including, without limitation, in the form of a temporary restraining order or preliminary injunction. In addition, if the Participant violates any restrictions in the Agreement or otherwise breaches any obligation of Participant under this Agreement, the Company or other members of the PEI Group may:

(1) Suspend, terminate, revoke, rescind or otherwise end the employment, service or other representation of the Participant by, to or of the Company and other members of the PEI Group. Such a suspension, termination, revocation, rescission or other ending of the Participant’s employment, service or presentation by, to or of the Company and other members of the PEI Group will be deemed for good cause.

(2) Suspend, terminate, revoke, rescind or otherwise end the grants of any outstanding and unvested equity awards of Participant in the Company or other members of the PEI Group, including, without limitation to, the Award.

(3) Suspend, terminate, revoke, rescind or otherwise end payment of any severance benefits being received by Participant under any severance benefits plan or agreement with the Company or other members of the PEI Group.

(4) Require Participant to repay to the Company an amount equal to aggregate value, less one hundred U.S. dollars ($100), of the severance benefits and equity awards (valued as of their vesting dates) received by the Participant from and in the Company and other members of the PEI Group during the 24-month period immediately prior to the violation of the restrictions in this Agreement or any other breach of this Agreement. Participant acknowledges that (i) the actual damages of the Company and other members of the PEI Group may be extremely difficult to ascertain with precision in the event of a breach by Employee of this Agreement, (ii) the repayment of all but $100 of the aforementioned consideration received by Participant will represent a reasonable approximation of the actual damages that the Company and other members of the PEI Group will incur in the event such a breach by Participant and (iii) the Company’s election to require repayment of all but $100 of the aforementioned consideration received by Participant is intended as, and will represent, lawful liquidated damages and not an unlawful penalty. Liquidated damages under this Subsection may only be elected by the Company with the approval of the Board. Unless the Company elects liquidated damages under this Subsection, nothing in this provision shall prevent the Company and other members of the PEI Group from seeking other forms of damages caused by a breach.

(5) Exercise all other rights and remedies available to the Company and other members of the PEI Group at law or in equity.

Participant also agrees that Participant will be liable to the Company or any other member of the PEI Group for the attorneys’ fees, expert witness fees, and costs incurred by such person as a result of: (1) any action by the Company or other members of the PEI Group against Participant to enforce any of the restrictions contained in this Agreement in which the Company or any other member of the PEI Group prevails in any respect, or (2) any action by Participant against the Company or any other member of the PEI Group challenging the legal enforceability of any such restriction in which Participant does not prevail. Participant’s obligations under each subsection of this Section 3(d) of this Agreement are distinct, separable, and independently enforceable. The real or perceived existence of any claim or cause of action against the Company or any other member of the PEI Group, whether predicated on this Agreement or some other basis, will not alleviate Participant of Participant’s obligations under this Agreement and will not constitute a defense to the enforcement by the Company or other members of the PEI Group of restrictions contained herein.

(j) Tolling of Time Periods. Participant agrees that, in the event Participant violates any subsection of Section 3(d) of this Agreement as to which there is a specific time period during which Participant is prohibited from certain actions and activities, such violation shall toll the running of such time period from the date of such violation until the date the violation ceases.

(k) Inevitable Use of Proprietary Information. Participant acknowledges and agrees that, following the termination of Participant’s services, Participant will possess the Proprietary Information which Participant would inevitably use if Participant were to engage in the conduct prohibited by Section 3(d) (including each of its subsections), that such use would be unfair and extremely detrimental to the Company or any other member of the PEI Group and, in view of the benefits provided to Participant in this Agreement, that such conduct on his or her part would be inequitable. Accordingly, Participant separately and severally agrees for the benefit of the Company and the other members of the PEI Group to be bound by each of the covenants described above.

5. Reasonable Restrictions. Participant acknowledges that it is necessary and appropriate for the Company or any other member of the PEI Group to protect their legitimate business interests by restricting Participant’s ability to engage in certain competitive activities and any violation of such restrictions would result in irreparable injury to the legitimate business interests of the Company or any other member of the PEI Group. The parties agree that the restrictions contained in this Agreement are drafted narrowly to safeguard the legitimate business interests of the Company or any other member of the PEI Group while not unreasonably interfering with Participant’s ability to obtain other employment.

6. Obligations to Inform Others of Restrictions.

(a) In order to protect the rights of the Company or any other member of the PEI Group under this Agreement, Participant agrees that:

(1) During and for a period of 12 months following the last day of the Service Period, Participant shall provide the Company and Board with complete and accurate information concerning Participant’s plans for employment or provision of other services (including, for the avoidance of doubt, consulting services) and shall inform any prospective or subsequent employer or entity of the restrictions contained in this Agreement or any other policy or agreement between Participant and the Company and any other member of the PEI Group that may be in effect during the Service Period. Participant understands that Participant has a duty to contact the Company and Board if Participant has any questions regarding whether or not conduct by Participant would be restricted by this Agreement; and

(2) Participant shall make the terms and conditions of the restrictions in this Agreement known to any business, entity or persons engaged in activities competitive with the business of the Company or any other member of the PEI Group with which Participant becomes associated during Participant’s provision of services to the Company, during the Service Period and for a period of 12 months following the final day of the Service Period.

(b) The Company or Board may, in its sole and absolute discretion, permit Participant to engage in work or activity that would otherwise be restricted by this Agreement, if Participant first provides the Company and Board with written evidence satisfactory to the Company and Board, including assurances from any new employer or entity, that the contribution of Participant’s knowledge to that work or activity will not cause Participant to disclose, base judgment upon, or use Proprietary Information. Participant shall not engage in such work or activity unless and until Participant receives written consent from the Company and Board.

7. Assignment of Agreement. The Company may assign this Agreement, its rights, interests and remedies under this Agreement, and its obligations under this Agreement, at any time in the discretion of the Company and without notice to Participant. The validity of this Agreement will not be affected by the sale (whether via a stock or asset sale), merger, or any other change in ownership of the Company. Participant understands that Participant’s obligations under this Agreement are personal, and that Participant may not assign this Agreement, or any of Participant’s rights, interests, or obligations under this Agreement.

8. Non-Waiver. No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder, will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein will be cumulative and in addition to any rights or remedies provided by law or equity.

9. Governing Law; Agreed Venue. In all respects the rights and obligations of the parties under this Agreement will be interpreted, enforced and governed in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Any and all lawsuits, legal actions or proceedings against either party arising out of this Agreement will be brought in the Illinois or federal court of competent jurisdiction sitting nearest to Lake County, Illinois, and each party hereby submits to and accepts the exclusive jurisdiction of such court for the purpose of such suit, legal action or proceeding. Each party hereby irrevocably waives any objection it may now have or hereinafter have to this choice of venue of any suit, legal action or proceedings in any such court and further waives any claim that any suit, legal action or proceeding brought in any such court has been brought in an inappropriate forum.

10. Consent to Jurisdiction. The parties expressly consent to the exclusive jurisdiction of the state or federal courts of Illinois to resolve any and all disputes arising under the restrictions contained in Section 3(d) of this Agreement and hereby waive any right that they might have to object to jurisdiction or venue within such court or any defense based on the doctrine of forum non conveniens.

11. Entire Agreement. This Agreement represent the entire agreement and understanding between Participant and the Company with respect to the subject matters contained in this Agreement and supersedes any and all prior discussions, communications and agreements with respect to those subject matters; provided, however, that (i) this Agreement will supplement, and will not supersede, any written agreements between the Participant and the Company or other members of the PEI Group on the same subject matters entered into prior to the Effective Date (a “Prior Agreement”) and (ii) where the terms of this Agreement and the terms of a Prior Agreement conflict, this Agreement shall control. No representation, promise, understanding, or warranty not set forth herein has been made or relied upon by either party in making this Agreement. No modification, amendment or addition will be valid, unless set forth in writing and signed by the party against whom enforcement of any such modification, amendment or addition is sought.

12. Counterparts & Signatures. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Facsimile, electronic (PDF, etc.) and other copies or duplicates of this Agreement are valid and enforceable as originals. Similarly, Agreements signed by hand, electronically (DocuSign or similar service), or, on behalf of the Company, by signature stamp, are valid and enforceable as original signatures.

13. Notice of Immunity. Participant understands that nothing in this Agreement is intended to prohibit Participant from disclosing information, including Proprietary Information, which is permitted to be disclosed by the Federal Defend Trade Secrets Act, which provides that an individual may not be held criminally or civilly liable under any federal or state trade secret law for disclosure of a trade secret (a) made in confidence to a government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law or (b) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, Participant understands that if Participant files a lawsuit against the Company for retaliation based on the reporting of a suspected violation of law, Participant may disclose a trade secret to Participant’s attorney and use the trade secret information in the court proceeding, so long as any document containing the trade secret is filed under seal and the trade secret is not disclosed except pursuant to court order. To the extent Participant suspects a violation of the law, Participant should report their suspicion to an officer of the Company or in accordance with relevant the Company policies.

14. Whistleblower Protection. Notwithstanding anything in this Agreement or otherwise, it is understood that Participant has the right under federal law to certain protections for communicating directly with and providing information to the Company, Participant’s supervisor(s), the Securities and Exchange Commission (the “SEC”) and/or its Office of the Whistleblower, as well as certain other governmental authorities and self-regulatory organizations. As such, nothing in this Agreement nor otherwise is intended to prohibit Participant from disclosing this Agreement to, or from communicating directly with or providing information to Participant’s supervisor(s), the SEC or any other such governmental authority or self-regulatory organization. Participant may communicate directly with or provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC or any other such governmental authority or self-regulatory organization without notifying the Company. The Company may not retaliate against Participant for any of these activities, and nothing in this Agreement or otherwise would require Participant to waive any monetary award or other payment that Participant might become entitled to from the Company, the SEC or any other governmental authority.

15. Return of the Property or the Company or Any Other Member of PEI Group. At the request of the Company or Board (or, without any request, upon termination of the Service Period), Participant will immediately deliver to the Company (a) all property of the Company or any other member of the PEI Group that is then in Participant’s possession, custody or control, including, without limitation, all keys, access cards, cell phones, tablets, computer hardware including but not limited to any hard drives, external storage devices, diskettes, fobs, laptops, tablets, computers and personal data assistants (and the contents thereof), internet connectivity devices, computer software and programs, data, materials, papers, books, files, documents, records; (b) any and all documents or other items containing, summarizing, or describing any Proprietary Information, including all originals and copies in whatever form; (c) any personal device that Participant synced with or used to access any of the systems of the Company or any other member of the PEI Group for purpose of inspection and copying; and (d) a list of passwords or codes needed to operate or access any of the items referenced in this Section 15.

16. Promotional Materials. Participant authorizes and consents to the creation and/or use of Participant’s likeness as well as Participant’s name by the Company or any other member of the PEI Group, and persons or organizations authorized by it, without reservation or limitation and without further consideration. Pursuant to this authorization and consent, the Company or any other member of the PEI Group may, for example, use Participant’s likeness on its website, and publish and distribute advertising, sales, or other promotional literature containing a likeness of Participant in the course of performing Participant’s job duties. Participant also waives any cause of action for personal injury and/or property damage by virtue of the creation and use of such a likeness. Property rights to any likeness of Participant produced or prepared by the Company or any other member of the PEI Group, or any person or organization authorized by it, shall vest in and remain with the Company or any other member of the PEI Group. As used herein, “likeness” shall include a photograph, photographic reproduction, audio transmission, audio recording, video transmission and/or video recording, as well as any other similar medium.

17. Fair Meaning. The language of this Agreement shall be construed as a whole, according to its fair meaning, and not strictly for or against any party.

18. Additional Consideration. Participant understands that receipt of the Award is conditioned upon Participant signing this Agreement. Further, as a result of Participant’s services as a director, officer, employee or other representative of the Company or other members of the PEI Group, Participant shall be (or has been) given access to the Proprietary Information, opportunities for advancement, and opportunities to participate in confidential meetings and specialized training, which shall constitute independent consideration for the restrictions contained in this Agreement and would not be (or would not have been) given to Participant without Participant’s agreement to abide by the terms and conditions of this Agreement, including without limitation the ancillary obligations of confidentiality and non-disclosure. By initialing below, Participant specifically acknowledges that Participant has read, understands and agrees to this Section 18.

_______________

Participant Initial

[Signature Page and Schedules Follow]

By executing this Agreement below, the parties confirm they have read, understood, and voluntarily agreed to be bound by the entire Agreement.

PACTIV EVERGREEN INC.

By: /s/ JD Bowlin

JD Bowlin
Chief Human Resources Officer

PARTICIPANT

 /s/ Jonathan H. Baksht

Jonathan H. Baksht

Schedule 1

Non-Exclusive List of Competitor Companies

• Anchor

• Berry Plastics

• Cascade

• CKF

• Cool-Pak

• D&W Fine Pak

• Dart Container Corporation

• Direct Pack

• Dolco

• Dyne-a-Pak

• Elopak

• Genpak

• Georgia Pacific

• Grupo Convernex

• Hartmann

• Huhtamaki

• Inline Plastics

• International Paper/IP Foodservice

• LBP

• Paper Excellence Group

• Peninsula Packaging

• Sabert

• Sealed Air

• Seda

• SIG Combibloc

• Silgan Holdings

• Solo Cup Company

• Sonoco

• Stora Enso Oyj

• Tetra Pak

• The Waddington Group

Schedule 2

List of Prior Inventions or Improvements

None

[Form of 2022 and 2023 Director RSU Award Agreement]

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD TO DIRECTOR

Month XX, 20XX

Pactiv Evergreen Inc., a Delaware corporation (the “Company”), has granted the Participant, effective as of the Grant Date (as set forth below), a Restricted Stock Unit Award (the “Award”) under the Pactiv Evergreen Inc. Equity Incentive Plan (as amended from time to time, the “Plan”). The Award is subject to the terms and conditions set forth in this award grant letter (this “Grant Letter”), the Restricted Stock Unit award agreement attached hereto as Exhibit A (and all exhibits and appendices thereto) (the “Award Agreement” and, together with this Grant Letter, this “Agreement”) and the Plan.

Unless otherwise defined in this Agreement, capitalized terms shall have the meanings assigned to them in the Plan. In the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to the Participant, the provisions of the Plan will prevail.

AWARD TERMS

Participant:	First Name Last Name
Number Restricted Stock Units:	XX,XXX
Grant Date:	Month XX, 20XX (the “Grant Date”)
Vesting:

Subject to the terms and conditions of the Award Agreement, the Restricted Stock Units shall vest the first to occur of (i) the one-year anniversary of the Grant Date and (ii) the day immediately before the next annual meeting of stockholders of the Company following the Grant Date (the “Vesting Date”); provided, that the Participant does not experience a Termination of Service at any time prior to the applicable Vesting Date, except as specifically set forth in the Award Agreement.

Please review this Agreement and let us know if you have any questions about this Agreement, the Award or the Plan. You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with this Award.

If you have questions please contact JD Bowlin, the Company’s CHRO, via email at jd.bowlin@pactivevergreen.com. Otherwise, please provide your signature, address and the date for this Agreement where indicated below.

EXHIBIT A

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT FOR DIRECTORS

This Restricted Stock Unit Award Agreement for Directors (together with all exhibits and appendices hereto, this “Award Agreement”), dated as of the date of the Grant Letter, is by and between the Company and the individual listed in the Grant Letter as the Participant.

WHEREAS, Participant is a member of the Board, and a portion of the Participant’s retainer as a member of the Board is to be paid to the Participant in the form of restricted stock units (“RSUs”);

WHEREAS, the Company hereby grants the Award to the Participant under the Plan, and the Participant hereby accepts the Award, in each case, subject to the terms and conditions of the Plan and this Agreement; and

WHEREAS, by accepting the Award and entering into this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1. Grant of Award. The Company hereby grants to the Participant on the Grant Date the aggregate number of RSUs as set forth in the Grant Letter, subject to the terms and conditions of the Plan and this Agreement. This Award is granted under the Plan, the provisions of which are incorporated herein by reference and made a part of this Agreement.

2. Issuance of RSUs. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement and the Plan.

3. Terms and Conditions. It is understood and agreed that the Award evidenced hereby is subject to the following terms and conditions:

(a) Vesting of Award. Subject to Sections 4, 5 and 6, the Award shall vest and become non-forfeitable in accordance with the vesting schedule set forth in the Grant Letter.

(b) Voting Rights. The Participant shall have no voting rights or any other rights as a shareholder of the Company with respect to the RSUs unless and until the Participant becomes the record owner of the Shares, including Dividend Shares (as defined below) to the extent applicable, underlying such RSUs.

(c) Dividend Shares. If a dividend is paid to holders of Shares during the period commencing on the Grant Date and ending on the date on which the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), the Participant shall receive, at the time that the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), (i) in the case of a dividend paid in cash, an additional number of Shares determined by dividing (x) the total cash dividend that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment

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by (y) the closing price of the Shares on the date that the dividend is paid; and (ii) in the case of a dividend paid in Shares or other property other than cash, the number of Shares or amount of such other property that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment; provided, however, that the Participant shall receive nothing pursuant to this Section 3(c) with respect to any RSUs that are forfeited. Any Shares that the Participant is eligible to receive pursuant to this Section 3(c) are referred to herein as “Dividend Shares,” and if the aggregate number of Dividend Shares that this Section 3(c) entitles the Participant to receive at any time that a distribution of Shares is to be made to the Participant pursuant to Section 3(d) is not a whole number of Shares, then such number of Dividend Shares shall be rounded down to the nearest whole Share before such distribution pursuant to Section 3(d).

(d) Distribution on Vesting. Subject to the provisions of this Agreement, upon the vesting of the RSUs, the Company shall deliver to the Participant, as soon as reasonably practicable after the Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5 or Section 6), one Share for each such RSU and the number of any Dividend Shares (as determined in accordance with Section 3(c)); provided that such delivery of Shares shall be made no later than the later of (i) the end of the calendar year in which the Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5 or Section 6, such event being referred to as the “Acceleration Event”) occurs, or (ii) the date that is 60 days after the Vesting Date or Acceleration Event. For purposes of compliance with Section 409A of the Code and for the avoidance of doubt, (a) the “Vesting Date” shall be the specific original date set forth in the Award, without regard to any discretion to accelerate, and (b) the Acceleration Event shall only be a payment event if such event represents a death or a “change in control event,” in each case for purposes of Section 409A of the Code (a “Qualifying Acceleration Event”), and if an Acceleration Event is not a Qualifying Acceleration Event, payment of the Award shall be made within 60 days of the first Vesting Date or Qualifying Acceleration Event to occur following such time. Upon such delivery, such Shares (including any Dividend Shares) shall be fully assignable, alienable, saleable and transferrable by the Participant; provided, that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy.

(e) Adjustment in Capitalization. If, as a result of any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Shares or other securities), recapitalization, share split (share subdivision), reverse share split (share consolidation), reorganization, merger, amalgamation, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or this Agreement, then the Committee shall adjust the terms of this Agreement and this Award, to the extent necessary, in its sole discretion, but in no event shall the Committee adjust the terms of this Agreement or the RSUs in a manner which would cause the RSUs to be subject to the provisions of Section 409A or 457A of the Code.

(f) Restrictions on Transferability. Except as may be permitted by the Committee, neither this Award nor any right under this Award shall be assignable, alienable, saleable or transferable by the Participant otherwise than by will or pursuant to the laws of descent and distribution or to a designated Beneficiary. This provision shall not

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apply to any portion of this Award for which Shares have been fully distributed and shall not preclude forfeiture of any portion of this Award in accordance with the terms herein.

(g) No Right to Continued Service. The grant of an Award shall not be construed as giving the Participant the right to continue to provide services to, the Company or any of its Affiliates. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Agreement.

(h) No Right to Future Awards. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

4. Termination of Service. Except as otherwise provided in Section 5, in the event of the Participant’s Termination of Service for any reason, prior to the date on which the Award otherwise becomes vested, the unvested portion of the Award shall immediately be forfeited by the Participant and become the property of the Company, without any payment or consideration being due to the Participant.

5. Vesting Acceleration Upon Termination Due to Death or Involuntary Removal from the Board. Notwithstanding any provisions of this Agreement that would otherwise result in the forfeiture of this Award, if a Termination of Service occurs due to the Participant’s death or Termination from Service due to an involuntary removal from the Board (other than for cause, within the meaning of the General Corporation Law of the State of Delaware), any unvested RSUs shall immediately become fully vested and non-forfeitable and the Shares underlying such RSUs shall be distributed to the Participant or his or her estate, as applicable, pursuant to Section 3(d), subject, in the case of the Participant’s Termination from Service, to (i) the Participant’s execution of the Company’s standard form waiver and general release of claims in favor of the Company and its Affiliates no later than 45 days following such Termination of Service and (ii) such waiver and release becoming effective in accordance with its terms no later than 60 days after such Termination of Service (collectively, the “Release Requirement”).

6. Change in Control. Notwithstanding any provision of this Agreement to the contrary, subject to the satisfaction of the Release Requirement, in the event of a Change in Control, the RSUs shall immediately become fully vested and non forfeitable and the Shares underlying the RSUs shall be distributed to the Participant pursuant to Section 3(d).

7. Tax Liability. The Participant shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that the Participant incurs in connection with the receipt, vesting or distribution of any RSU granted hereunder.

8. Whistleblower Protection. The Participant has the right under federal law to certain protections for cooperating with or reporting legal violations to the SEC or its Office of the Whistleblower, as well as certain other governmental entities and self-regulatory organizations. As such, nothing in this Agreement or otherwise is intended to prohibit the Participant from disclosing this Agreement to, or from cooperating with or reporting violations to, the SEC or any such governmental entity or self-regulatory organization, and the Participant may do so without notifying the Company. The Company may not retaliate against the Participant for any of these activities, and nothing in this Agreement or otherwise requires the Participant to waive any monetary award or other payment that the Participant might become entitled to from the SEC or any such governmental entity or self-regulatory organization.

9. References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to

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whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

10. Miscellaneous.

(a) Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

Pactiv Evergreen Inc.
1900 W. Field Court
Lake Forest, Illinois 60045
Attention: CHRO
Email: jd.bowlin@pactivevergreen.com

If to the Participant:

At the Participant’s most recent address shown on the signature page of this Award Agreement, or at any other address which the Participant may specify in a notice delivered to the Company in the manner set forth herein.

(b) Entire Agreement. This Agreement, the Plan and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof, provided that the restrictions set forth in this Agreement are in addition to, not in lieu of, any other obligation and/or restriction that the Participant may have with respect to the Company or any of its Affiliates, whether by operation of law, contract, or otherwise.

(c) Sections 409A and 457A of the Code. For the avoidance of doubt, to the extent that this Award is subject to Section 409A and/or Section 457A of the Code, the Award is intended to comply with the requirements of Sections 409A and 457A of the Code, and the provisions of the Award shall be interpreted in a manner that satisfies the requirements of Sections 409A and 457A of the Code.

(d) Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

(e) Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No

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waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f) Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

(g) Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h) Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof. TO THE EXTENT ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS NOT GOVERNED BY THE ARBITRATION AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH LEGAL PROCEEDING.

(i) Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Award pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Award and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

(j) Captions. Captions provided herein are for convenience only and shall not affect the scope, meaning, intent or interpretation of the provisions of this Award Agreement.

(k) Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

PACTIV EVERGREEN INC.

By:
J.D. Bowlin
Chief Human Resources Officer

AGREED AND ACCEPTED:

PARTICIPANT

By:
First Name Last Name

Address:

[Form of 2022 Employee RSU Award Agreement]

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Month XX, 20XX

Pactiv Evergreen Inc., a Delaware corporation (the “Company”), has granted the Participant, effective as of the Grant Date (as set forth below), a Restricted Stock Unit Award (the “Award”) under the Pactiv Evergreen Inc. Equity Incentive Plan (as amended from time to time, the “Plan”). The Award is subject to the terms and conditions set forth in this award grant letter (this “Grant Letter”), the Restricted Stock Unit award agreement attached hereto as Exhibit A (and all exhibits and appendices thereto) (the “Award Agreement” and, together with this Grant Letter, this “Agreement”) and the Plan.

Unless otherwise defined in this Agreement, capitalized terms shall have the meanings assigned to them in the Plan. In the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to the Participant, the provisions of the Plan will prevail.

AWARD TERMS

Participant:	First Name Last Name
Number Restricted Stock Units:	XX,XXX
Grant Date:	Month XX, 20XX (the “Grant Date”)
Vesting:

Subject to the terms and conditions of the Award Agreement, the Restricted Stock Units shall vest ratably on each of the first three anniversaries of the Grant Date (each, a “Vesting Date”, and each such one-year period, a “Vesting Period”); provided, that the Participant does not experience a Termination of Service at any time prior to the applicable Vesting Date, except as specifically set forth in the Award Agreement.

Please review this Agreement and let us know if you have any questions about this Agreement, the Award or the Plan. You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with this Award.

If you have questions please contact JD Bowlin, the Company’s CHRO, via email at jd.bowlin@pactivevergreen.com. Otherwise, please provide your signature, address and the date for this Agreement where indicated below.

EXHIBIT A

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (together with all exhibits and appendices hereto, this “Award Agreement”), dated as of the date of the Grant Letter, is by and between the Company and the individual listed in the Grant Letter as the Participant.

WHEREAS, the Company hereby grants the Award to the Participant under the Plan, and the Participant hereby accepts the Award, in each case, subject to the terms and conditions of the Plan and this Agreement; and

WHEREAS, by accepting the Award and entering into this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1. Grant of Award. The Company hereby grants to the Participant on the Grant Date the aggregate number of restricted stock units (“RSUs”) as set forth in the Grant Letter, subject to the terms and conditions of the Plan and this Agreement. This Award is granted under the Plan, the provisions of which are incorporated herein by reference and made a part of this Agreement.

2. Issuance of RSUs. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement and the Plan.

3. Terms and Conditions. It is understood and agreed that the Award evidenced hereby is subject to the following terms and conditions:

(a)Vesting of Award. Subject to Sections 4, 5, 6 and 11, the Award shall vest and become non-forfeitable in accordance with the vesting schedule set forth in the Grant Letter.

(b)Voting Rights. The Participant shall have no voting rights or any other rights as a shareholder of the Company with respect to the RSUs unless and until the Participant becomes the record owner of the Shares, including Dividend Shares (as defined below) to the extent applicable, underlying such RSUs.

(c)Dividend Shares. If a dividend is paid to holders of Shares during the period commencing on the Grant Date and ending on the date on which the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), the Participant shall receive, at the time that the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), (i) in the case of a dividend paid in cash, an additional number of Shares determined by dividing (x) the total cash dividend that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment by (y) the closing price of the Shares on the date that the dividend is paid; and (ii) in the case of a dividend paid in Shares or other property other than cash, the number of Shares or amount of such other property that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment; provided, however, that the Participant shall receive nothing pursuant to this Section 3(c) with respect to any RSUs that are forfeited. Any Shares that the Participant is eligible to receive pursuant to this Section 3(c) are referred to herein as “Dividend Shares,” and if the aggregate number of Dividend Shares that this Section 3(c) entitles the Participant to receive at any time that a distribution of Shares is to be made to the Participant pursuant to Section 3(d) is not a whole number of Shares, then such number of Dividend Shares shall be rounded down to the nearest whole Share before such distribution pursuant to Section 3(d).

(d)Distribution on Vesting. Subject to the provisions of this Agreement, upon the vesting of any of the RSUs, the Company shall deliver to the Participant, as soon as reasonably practicable after the applicable Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5(a) or Section 6), one Share for each such RSU and the number of any Dividend Shares (as determined in accordance with Section 3(c)); provided that such delivery of Shares shall be made no later than the later of (i) the end of the calendar year in which the applicable Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5(a) or Section 6, such event being referred to as the “Acceleration Event”) occurs, or (ii) the date that is 60 days after the applicable Vesting Date or Acceleration Event. For purposes of compliance with Section 409A of the Code and for the avoidance of doubt, (a) the applicable “Vesting Date” shall be the specific original dates and anniversaries set forth in the Award, without regard to any discretion to accelerate, (b) the Acceleration Event shall only be a payment event if such event represents a death or a “change in control event,” in each case for purposes of Section 409A of the Code (a “Qualifying Acceleration Event”), and if an Acceleration Event is not a Qualifying Acceleration Event, payment of the Award shall be made within 60 days the first Vesting Date or Qualifying Acceleration Event to occur following such time. Upon such delivery, such Shares (including any Dividend Shares) shall be fully assignable, alienable, saleable and transferrable by the Participant; provided, that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy.

(e)Adjustment in Capitalization. If, as a result of any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Shares or other securities), recapitalization, share split (share subdivision), reverse share split (share consolidation), reorganization, merger, amalgamation, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or this Agreement, then the Committee shall adjust the terms of this Agreement and this Award, to the extent necessary, in its sole discretion, but in no event shall the Committee adjust the terms of this Agreement or the RSUs in a manner which would cause the RSUs to be subject to the provisions of Section 409A or 457A of the Code.

(f)Restrictions on Transferability. Except as may be permitted by the Committee, neither this Award nor any right under this Award shall be assignable, alienable, saleable or transferable by the Participant otherwise than by will or pursuant to the laws of descent and distribution or to a designated Beneficiary. This provision shall not apply to any portion of this Award for which

Shares have been fully distributed and shall not preclude forfeiture of any portion of this Award in accordance with the terms herein.

(g)No Right to Continued Service. The grant of an Award shall not be construed as giving the Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any of its Affiliates. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Agreement.

(h)No Right to Future Awards. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

4. Termination of Service. Except as otherwise provided in Section 5, in the event of the Participant’s Termination of Service for any reason, prior to the date on which the Award otherwise becomes vested, the unvested portion of the Award shall immediately be forfeited by the Participant and become the property of the Company, without any payment or consideration being due to the Participant.

5. Vesting Acceleration Upon Termination Due to Death or Retirement. Notwithstanding any provisions of this Agreement that would otherwise result in the forfeiture of this Award:

(a)Death. If a Termination of Service occurs due to the Participant’s death (i) on or after the first anniversary of the Grant Date but before the second anniversary of the Grant Date, then a number of Shares shall be delivered to the Participant pursuant to Section 3(d) equal to the sum of (x) the amount obtained by multiplying the number of shares that would have vested on the second anniversary of the Grant Date by the fraction obtained by dividing by 24 the number of full calendar months the Participant was employed between the Grant Date and the Participant’s death and (y) the amount obtained by multiplying the number of shares that would have vested on the third anniversary of the Grant Date by the fraction obtained by dividing by 36 the number of full calendar months the Participant was employed between the Grant Date and the Participant’s death, or (ii) on or after the second anniversary of the Grant Date, then a number of Shares shall be delivered to the Participant pursuant to Section 3(d) equal to the amount obtained by multiplying the number of shares that would have vested on the third anniversary of the Grant Date by the fraction obtained by dividing by 36 the number of full calendar months the Participant was employed between the Grant Date and the Participant’s death.

(b)Retirement. In the event of the Participant’s Termination of Service due to a Qualifying Retirement (as defined below) (subject to (i) the Participant’s execution of the Company’s standard form waiver and general release of claims in favor of the Company and its Affiliates no later than 45 days following such Termination of Service and (ii) such waiver and release becoming effective in accordance with its terms no later than 60 days after such Termination of Service (collectively, the “Release Requirement”)), any unvested RSUs granted pursuant to this Agreement shall continue to vest as if the Participant had not experienced a Termination in Service. A “Qualifying Retirement” is a retirement that meets each of the following conditions:

(i)(x) Employee is age 62, (y) Employee is at least age 55 with at least 15 years of service to the Company and its Affiliates or their predecessors or (z) the sum of the number of whole years in Employee’s age plus the number of whole years of service that Employee has provided to the Company and its Affiliates or their predecessors equals at least 75, in each case, at time of retirement;

(ii)Employee enters into an agreement within 60 days after such Termination of Service to extend the duration of the restrictive covenants contained in the Restrictive Covenant Agreement (as defined below) through the remaining vesting period;

(iii)Employee has been employed by the Company for at least six months following the Grant Date; and

(iv)Employee notified the Company of the retirement at least six months in advance of the retirement date.

6. Change in Control. Notwithstanding any provision of this Agreement to the contrary, subject to the satisfaction of the Release Requirement, in the event of a Change in Control, any unvested RSUs that remain outstanding at such time shall immediately become fully vested and non forfeitable and the Shares underlying the RSUs shall be distributed to the Participant pursuant to Section 3(d).

7. Tax Liability; Withholding Requirements.

(a)The Participant shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that the Participant incurs in connection with the receipt, vesting or distribution of any RSU granted hereunder.

(b)The Company may withhold any tax (or other governmental obligation) that becomes due with respect to the RSUs (or any dividend distribution thereon) and take such action as it deems appropriate to ensure that all applicable withholding, income or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from the Participant and to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. The Participant shall make arrangements satisfactory to the Company to enable the Company to satisfy all such withholding requirements. Notwithstanding the foregoing, the Company may, in its sole discretion, permit the Participant to satisfy any such withholding requirement by transferring to the Company pursuant to such procedures as the Company may require, effective as of the date on which such requirement arises, a number of vested Shares owned and designated by the Participant having an aggregate Fair Market Value as of such date that is at least equal to the minimum, and not more than the maximum, amount required to be withheld (including by the Company’s withholding of Shares that would otherwise be issuable or deliverable to the Participant as a result of the vesting of the Award), to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. If the Company permits the Participant to satisfy any such withholding requirement pursuant to the preceding sentence, the Company shall remit to the Internal Revenue Service and appropriate state and local revenue agencies, for the credit of the Participant, an amount of cash withholding equal to the Fair Market Value of the Shares transferred to the Company as provided above.

8. Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Award shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b)any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose.

9. Whistleblower Protection. The Participant has the right under federal law to certain protections for cooperating with or reporting legal violations to the SEC or its Office of the Whistleblower, as well as certain other governmental entities and self-regulatory organizations. As such, nothing in this Agreement or otherwise is intended to prohibit the Participant from disclosing this Agreement to, or from cooperating with or reporting violations to, the SEC or any such governmental entity or self-regulatory organization, and the Participant may do so without notifying the Company. The Company may not retaliate against the Participant for any of these activities, and nothing in this Agreement or otherwise requires the Participant to waive any monetary award or other payment that the Participant might become entitled to from the SEC or any such governmental entity or self-regulatory organization.

10.Restrictive Covenants. The Company’s obligations under this Agreement are conditioned on the Participant signing and returning to the Company a Restrictive Covenant Agreement in the form of Exhibit A (the “Restrictive Covenant Agreement”) within 40 days of the Grant Date. The Participant is advised to consult with counsel before signing the Restrictive Covenants Agreement.

11.Recoupment/Clawback. This Award (including any amounts or benefits arising from this Award) shall be subject to recoupment or “clawback” as may be required by applicable law, stock exchange rules or by any applicable Company policy or arrangement the Company has in place from time to time.

12.References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

13.Miscellaneous.

(a)Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

Pactiv Evergreen Inc.
1900 W. Field Court
Lake Forest, Illinois 60045
Attention: CHRO
Email: jd.bowlin@pactivevergreen.com

If to the Participant:

At the Participant’s most recent address shown on the signature page of this Award Agreement, or at any other address which the Participant may specify in a notice delivered to the Company in the manner set forth herein.

(b)Entire Agreement. This Agreement, the Plan and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof, provided that the restrictions set forth in this Agreement are in addition to, not in lieu of, any other obligation and/or restriction that the Participant may have with respect to the Company or any of its Affiliates, whether by operation of law, contract, or otherwise, including, without limitation, any non-solicitation obligations contained in an employment agreement, consulting agreement or other similar agreement entered into by and between the Participant and the Company or one of its Affiliates, which shall survive the termination of any such agreements, and be enforceable independently of such other agreements.

(c)Sections 409A and 457A of the Code. For the avoidance of doubt, to the extent that this Award is subject to Section 409A and/or Section 457A of the Code, the Award is intended to comply with the requirements of Sections 409A and 457A of the Code, and the provisions of the Award shall be interpreted in a manner that satisfies the requirements of Sections 409A and 457A of the Code.

(d)Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

(e)Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f)Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

(g)Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h)Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof. TO THE EXTENT ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS NOT GOVERNED BY THE ARBITRATION AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH LEGAL PROCEEDING.

(i)Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Award pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Award and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

(j)Captions. Captions provided herein are for convenience only and shall not affect the scope, meaning, intent or interpretation of the provisions of this Award Agreement.

(k)Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

PACTIV EVERGREEN INC.

By:	/s/ J.D. Bowlin
J.D. Bowlin
Chief Human Resources Officer

AGREED AND ACCEPTED:

PARTICIPANT

By:
First Name Last Name

Address:

Exhibit A

Restrictive Covenant Agreement

Restrictive Covenants Agreement (this “Agreement”) retroactive and effective as of Month XX, 20XX (the “Effective Date”), between Pactiv Evergreen Inc. (the “Company”) and First Name Last Name (“Participant”). The Company and its direct and indirect subsidiaries, as they may exist from time to time, are referred to in this Agreement at times as the “PEI Group”. The PEI Group are intended third party beneficiaries of the Company under this Agreement with the rights, but not the obligations, of the Company. The Board of Directors of the Company (the “Board”) may elect to exercise or waive certain rights on behalf of the Company or any other member of the PEI Group as provided in this Agreement.

Preliminary Statement

A. Participant is a director, officer, employee or other representative of the Company or one or more other members of the PEI Group. The total period during which Participant serves as a director, officer, employee or other representative of the Company and other members of the PEI Group is referred to as the “Service Period”. The Service Period will end for purposes of this Agreement when Participant is no longer a director, officer, employee or other representative of any member of the PEI Group.

B. To encourage performance and retention, the Board has granted Participant certain equity awards in the Company under the Pactiv Evergreen Equity Incentive Plan (the “Award”).

C. The execution of this Agreement is a condition to Participant receiving the Award.

NOW, THEREFORE, the Company and Participant agree as follows:

1. Definitions. As used in this Agreement:

(a)“Company Product” means any product developed, manufactured, produced or distributed by the Company or any other member of the PEI Group during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a product shall only constitute a Company Product for purposes of this Agreement if, as a result of Participant’s employment with, or Participant’s service to, or representation of, the Company or any other member of the PEI Group, Participant had access to Proprietary Information related to the product or Participant designed, marketed, advised on or interacted with Customers, Prospective Customers or industry representatives regarding the product during the last 24-month period of the Service Period.

(b)“Competitive Activity” means the marketing, distribution, promotion, sales, development, delivery, financing or servicing of any Company Product. For the avoidance of doubt, “Competitive Activity” includes any actions which may result in any entity becoming a Competitor Company, including any preparation, financing or other actions in which an entity may enter into the business of marketing, distributing, promoting, selling, developing, delivering, financing or servicing any Company Product.

(c)“Competitor Company” means (i) those entities listed on Schedule 1 plus (ii) such other entities that the Company reasonably determines are or may reasonably become engaged in a Competitive Activity, minus (iii) such entities that the Company reasonably determines are no longer engaged in a Competitive Activity.

(d)“Customer” means any business, including without limitation customers or distributors, with whom the Company or any other member of the PEI Group transacted business during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a person or entity shall only constitute a Customer for purposes of this Agreement if, as a result of Participant’s employment with, or Participant’s service to, or representation of, the Company or any other member of the PEI Group, Participant had Material Contact with, or knew Proprietary Information of or about, or advised on, the Customer during the last 24-month period of the Service Period.

(e)“Material Contact” means any contact between Participant and any Customer or Prospective Customer:

(1)
with whom or with which Participant dealt on behalf of the Company or any other member of the PEI Group;

(2)
whose dealings with the Company or any other member of the PEI Group were coordinated or supervised by Participant;

(3)
who receives products or services sold or provided by the Company or any other member of the PEI Group, the sale or provision of which results or resulted in compensation, commissions, or earnings for Participant ; or

(4)
that resulted in Participant obtaining Proprietary Information about a Customer or Prospective Customer.

(f)“Proprietary Information” means confidential or proprietary information or trade secrets of the Company or any other member of the PEI Group, or of any customer, supplier or other person who entrust their confidential or proprietary information or trade secreted to the Company or any other member of the PEI Group (each being a “Protected Party”), including, but not limited to, materials and information, whether written, electronic, or otherwise: (1) disclosed to Participant or known by Participant as a result of his or her employment with, or provision of other service to, or representation of, the Company and any other member of the PEI Group, (2) which is not generally known, and (3) which relates to or concerns the Protected Party’s: innovations; ideas; plans; processes; structures; systems; know-how; algorithms; computer programs; software; code; publications; designs; methods; techniques; drawings; apparatuses; government filings; patents; patent applications; materials; devices; research activities; reports and plans; specifications; promotional methods; financial information; forecasts; sales, profit and loss figures; personal identifying information of employees; marketing and sales methods and strategies; plans and systems; customer protocols and training programs; customer, prospective customer, vendor, licensee and client lists; information about customers, prospective customers, vendors, licensees and clients; information about relationships between Protected Party or its affiliates and their business partners, acquisition prospects, vendors, suppliers, prospective customers, customers, employees, owners, licensees and clients; information about deals and prospective deals; information about products, including but not limited strengths, weaknesses and vulnerabilities of existing products, as well as product strategies and roadmaps for future products and releases; and information about pricing including but not limited to license types, models, implementation costs, discounts and tolerance for discounts. Proprietary Information shall also include all information and matters specifically designated as proprietary and/or confidential by the Protected Party or its affiliates or their customers or other business partners. The following information will not be considered Proprietary Information under this Agreement: (1) information that has become generally available to the public through no wrongful act of Participant; (2) information that Participant identified prior to Participant’s employment with the Company; and (3) information that is disclosed to the public pursuant to the binding order of a government agency or court.

(g)“Prospective Customer” means any prospective business, including without limitation prospective customers and prospective distributors, with whom the Company or any other member of the PEI Group was attempting to transact business during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a person or entity shall only constitute a Prospective Customer for purposes of this Agreement if, as a result of Participant’s employment with, or provision of service to, or representation of, the Company and any other members of the PEI Group, Participant had Material Contact with, or knew Proprietary Information of or about, or advised on, the Prospective Customer during the last 24 months of the Service Period.

2. Legitimate Interest. Due to the nature of the business of the Company and other members of the PEI Group, certain of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, including Participant, have access to Proprietary Information. Likewise, via their employment or provision of services to, or other representation of, the Company and other members of the PEI Group, certain of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, including Participant, receive specialized training and/or shall be introduced to, given the opportunity to develop personal contacts with, and actually develop an advantageous familiarity as to the Customers and Prospective Customers. If the confidential or “trade secret” information, specialized training, or contacts and familiarity were made available to the competitors of the Company or other members of the PEI Group or other individuals outside of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, or otherwise used against the interests of the Company or other members of the PEI Group, it would undoubtedly result in a loss of business or competitive position for the Company and other members of the PEI Group or harm the goodwill of the Company or other members of the PEI Group and their investment in developing and maintaining these business relationships. Participant also agrees that Participant holds a position uniquely essential to the management, organization, and/or service of the Company or one or more other members of the PEI Group and the business of the PEI Group is inherently global in character.

3. Work Made for Hire – Assignment of Inventions.

(a)Participant understands and agrees all “Work” (defined to mean all concepts, data, databases, inventions, formulas, discoveries, improvements, trade secrets, original works of authorship, know-how, algorithms, computer programs, software, code, publications, websites, designs, proposals, strategies, processes, methodologies and techniques, and any and all other information, materials and intellectual property, in any medium) that Participant, alone or jointly, creates, conceives, develops, or reduces to practice or causes another to create, conceive, develop, or reduce to practice, during the Service Period shall be a “work made for hire” within the meaning of that term under United States Copyright Act, 17 U.S.C. §§101 et seq. Participant agrees that Participant shall promptly disclose to the Company, or any persons designated by it, all Work. Participant agrees to and hereby assigns and transfers to the Company, effective as of the date of its creation, any and all rights, title and interest Participant may have or may acquire in any Work (including any Work not deemed, for whatever reason, to have been created as a work made for hire), effective as of the date of its creation, including any and all intellectual property rights in the Work, and the right to prosecute and recover damages for all infringements or other violations of the Work.

(b)Participant hereby gives the Company or any other member of the PEI Group the unrestricted right to use, display, distribute, modify, combine with other information or materials, create derivative works based on, sell, or otherwise exploit for any purpose, the Work and any portion thereof, in any manner and medium throughout the world. Participant irrevocably waives and assigns to the Company any and all so-called moral rights Participant may have in or with respect to any Work. Upon the Company’s request, Participant shall promptly execute and deliver to the Company any and all further assignments, patent applications, or such other documents as the Company may deem necessary to effectuate the purposes of this Agreement. Participant hereby irrevocably designates and appoints the Company and its officers and agents as Participant’s agent and attorney-in-fact, with full powers of substitution, to act for and on Participant’s behalf to execute, verify and file any such documents and to do all other lawfully permitted acts as permitted in the preceding paragraph with the same legal effect as if executed by Participant. The foregoing agency and power shall only be used by the Company if Participant fails to execute within five business days after the Company’s request related to any document or instrument described above. Participant hereby waives and quitclaims to the Company all claims of any nature which Participant now has or may later obtain for infringement of any intellectual property rights assigned under this Agreement or otherwise to the Company.

(c)Participant has identified on Schedule 2 all inventions or improvements relevant to the subject matter of Participant’s engagement with the Company or any other member of the PEI Group that Participant desires to remove from the operation of this Agreement, and Participant’s restrictions. If there is no such list on Schedule 2, Participant represents that Participant has made no such inventions and improvements at the time of signing this Agreement.

(d)The provisions of this Agreement requiring the assignment to the Company of Participant’s rights to certain inventions do not apply to an invention for which no equipment, supplies, facility, or trade secret information of the Company or any other member of the PEI Group was used and which was developed entirely on the Participant’s own time, unless (1) the invention relates directly to the business of the Company or any other member of the PEI Group, or (2) to the actual or demonstrably anticipated research or development of the Company or other members of the PEI Group, or (3) the invention results from any work performed by the Participant for the Company or other members of the PEI Group.

4. Restrictive Covenants.

(a)Non-Solicitation of Customers. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, contact or solicit any Customer, for the purpose of delivering, selling, or otherwise offering a product that is the same or similar to that of a Company Product.

(b)Non-Solicitation of Prospective Customers. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, contact or solicit any Prospective Customer, for the purpose of delivering, selling, or otherwise offering a product that is the same or similar to that of a Company Product.

(c)Non-Competition. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, directly or indirectly, (1) provide services to any Competitor Company as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, or (2) anywhere in North America (United States, Mexico or Canada) or in any other country in which a member of the PEI Group manufactures, distributes or sells Company Products: (i) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in a Competitive Activity, or is actively planning to engage in a Competitive Activity with the Company or any other member of the PEI Group, to the extent Participant would inevitably rely upon the Proprietary Information in his work for that person or entity; (ii) act in the same or substantially similar capacity that Participant acted in for the Company or any other member of the PEI Group, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in a Competitive Activity, or is actively planning to engage in a Competitive Activity with the Company or any other member of the PEI Group; (iii) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in any activity that could, in the reasonable determination of the Company or Board, result in such person or entity to become engaged in a Competitive Activity or to acquire, finance or otherwise engage in a transaction with person or entity that may be engaged in a Competitive Activity; (iv) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity engaged in the practice of venture capital, hedge fund, private equity, special purpose acquisition company or similar person or entity to the extent such person or entity is engaged in, or through a transaction would reasonably engage in, a Competitive Activity; (v) finance, invest in or otherwise take any ownership stake in any entity engaged in the activities set forth in this Subsection; provided, however, that minority ownership of no more than 5% of the outstanding shares of a publicly-traded company that may be engaged in a Competitive Activity shall not violate this clause as long as Participant is in compliance with the other provisions of this Subsection or (vi) take, facilitate, or encourage any action the purpose or effect of which is to evade the intent of this Subsection. Notwithstanding the global nature of the business of the PEI Group, the extent to which Participant has been (or will be) exposed to the Company’s Proprietary Information, and the ability of Participant to carry out Participant’s work remotely, regardless of physical location, Participant acknowledges the geographic scope of the restriction in this Subsection is reasonable and appropriate.

(d)Noninterference. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, interfere, or aid or induce any other person or entity in interfering, with the relationship between the Company or any member of the PEI Group and any of their respective Customers, Prospective Customers, suppliers, vendors, joint venturers or licensors or any other third-party with a relationship with the Company or any member of the PEI Group.

(e)Non-Solicitation of Employees. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, directly or indirectly: (1) induce or attempt to induce any director, officer, employee or other representative of the Company or any other member of the PEI Group or of any of their respective affiliates with whom Participant had a working relationship during the Service Period to terminate his or her employment with, service to, or representation of, the Company or any other member of the PEI Group; (2) hire or employ, or attempt to hire or employ, any director, officer, employee or other representative of the Company or of any other member of the PEI Group or of any of their respective affiliates with whom Participant had a working relationship during the Service Period; or (iii) assist any other person or entity in doing any of the foregoing. For purpose of compliance with, and enforcement of, the restrictive covenants in this Subsection during the 12-month period after the Service Period has ended, however, this Subsection will only apply to directors, officers, employees and other representatives of the Company and other members of the PEI Group with whom Participant interacted during the last 24-month period of the Service Period

(f)Confidentiality Covenant. During the Service Period and at all times following the final date of the Service Period:

(1)
Participant will not disclose or transfer, directly or indirectly, any Proprietary Information to any person or entity other than as expressly authorized by the Company. Participant understands and agrees that disclosures authorized by the Company or the Board for the benefit of the Company or any other member of the PEI Group must be made in accordance with the policies and practices of the Company and Board designed to maintain the confidentiality of Proprietary Information, for example providing information after obtaining signed non-disclosure or confidentiality agreements;

(2)
Participant will not use, directly or indirectly, any Proprietary Information for the benefit or profit of any person or organization, including Participant, other than the Company or any other member of the PEI Group;

(3)
Participant will not remove or transfer from any of the Company’s offices, premises or computer systems any materials or property of the Company or any other member of the PEI Group (including, without limitation, materials and property containing Proprietary Information), except as is strictly necessary in the performance of Participant’s assigned duties as a Participant;

(4)
Participant will not copy any Proprietary Information except as needed in furtherance of and for use in the business of the Company or any other member of the PEI Group. Participant agrees that copies of Proprietary Information must be treated with the same degree of confidentiality as the original information and are subject to the same restrictions contained in this Agreement;

(5)
Participant will promptly upon the Company’s or Board’s request, and in any event promptly upon the termination of Participant’s services with the Company, return all materials and property removed from or belonging to the Company or any other member of the PEI Group and Participant will not retain copies of any of such materials and property;

(6)
Participant agrees to take all reasonable steps to preserve the confidential and proprietary nature of Proprietary Information and to prevent the inadvertent or accidental disclosure of Proprietary Information; and

(7)
Participant will not use or rely on the confidential or proprietary information or trade secrets of a third party in the performance of Participant’s work for the Company or any other member of the PEI Group except when obtained through lawful means such as contractual teaming agreements, purchase of copyrights, or other written permission for use of such information.

(g) Nondisparagement. Employee shall not disparage, place in a false or negative light or criticize, or make any false statements that may damage the reputation of, orally or in writing, the Company or any member of the PEI Group, its business practices, products, policies, services, decisions, directors, officers, employees, agents, representatives, advisors or any other entity or person covered by this Agreement.

(h)Scope of Covenants. The parties desire for the restrictive covenants, including any time period and geographic scope, to be construed as broadly as permitted by applicable law. It is the parties’ intent, and a critical inducement to the Company entering into this Agreement, to protect and preserve the legitimate interests of the Company or any other member of the PEI Group, and thus the parties agree that the time period and the geographic coverage and scope of the restrictions herein are reasonable and necessary. However, if a court of competent jurisdiction finds that the time period of any of the foregoing restrictions is too lengthy, the geographic scope is too broad, or the agreement overreaches in any way, the parties authorize and respectfully ask the court to modify or, if modification is not possible, strike the offending portion, but only that portion, and grant the relief reasonably necessary to protect the interests of the Company or any other member of the PEI Group so as to achieve the original intent of the parties.

(i)Remedies. Participant agrees that a threatened or existing violation of any of the restrictions contained in this Agreement or any other breach of this Agreement would cause the Company irreparable injury to one or more of the Company or any other member of the PEI Group for which such person(s) would have any adequate remedy at law and agrees that the Company or any other member of the PEI Group will be entitled to obtain injunctive relief prohibiting such violation, including, without limitation, in the form of a temporary restraining order or preliminary injunction. In addition, if the Participant violates any restrictions in the Agreement or otherwise breaches any obligation of Participant under this Agreement, the Company or other members of the PEI Group may:

(1)
Suspend, terminate, revoke, rescind or otherwise end the employment, service or other representation of the Participant by, to or of the Company and other members of the PEI Group. Such a suspension, termination, revocation, rescission or other ending of the Participant’s employment, service or presentation by, to or of the Company and other members of the PEI Group will be deemed for good cause.

(2)
Suspend, terminate, revoke, rescind or otherwise end the grants of any outstanding and unvested equity awards of Participant in the Company or other members of the PEI Group, including, without limitation to, the Award.

(3)
Suspend, terminate, revoke, rescind or otherwise end payment of any severance benefits being received by Participant under any severance benefits plan or agreement with the Company or other members of the PEI Group.

(4)
Require Participant to repay to the Company an amount equal to aggregate value, less one hundred U.S. dollars ($100), of the severance benefits and equity awards (valued as of their vesting dates) received by the Participant from and in the Company and other members of the PEI Group during the 24-month period immediately prior to the violation of the restrictions in this Agreement or any other breach of this Agreement. Participant acknowledges that (i) the actual damages of the Company and other members of the PEI Group may be extremely difficult to ascertain with precision in the event of a breach by Employee of this Agreement, (ii) the repayment of all but $100 of the aforementioned consideration received by Participant will represent a reasonable approximation of the actual damages that the Company and other members of the PEI Group will incur in the event such a breach by Participant and (iii) the Company’s election to require repayment of all but $100 of the aforementioned consideration received by Participant is intended as, and will represent, lawful liquidated damages and not an unlawful penalty. Liquidated damages under this Subsection may only be elected by the Company with the approval of the Board. Unless the Company elects liquidated damages under this Subsection, nothing in this provision shall prevent the Company and other members of the PEI Group from seeking other forms of damages caused by a breach.

(5)
Exercise all other rights and remedies available to the Company and other members of the PEI Group at law or in equity.

Participant also agrees that Participant will be liable to the Company or any other member of the PEI Group for the attorneys’ fees, expert witness fees, and costs incurred by such person as a result of: (1) any action by the Company or other members of the PEI Group against Participant to enforce any of the restrictions contained in this Agreement in which the Company or any other member of the PEI Group prevails in any respect, or (2) any action by Participant against the Company or any other member of the PEI Group challenging the legal enforceability of any such restriction in which Participant does not prevail. Participant’s obligations under each subsection of this Section 3(d) of this Agreement are distinct, separable, and independently enforceable. The real or perceived existence of any claim or cause of action against the Company or any other member of the PEI Group, whether predicated on this Agreement or some other basis, will not alleviate Participant of Participant’s obligations under this Agreement and will not constitute a defense to the enforcement by the Company or other members of the PEI Group of restrictions contained herein.

(j)Tolling of Time Periods. Participant agrees that, in the event Participant violates any subsection of Section 3(d) of this Agreement as to which there is a specific time period during which Participant is prohibited from certain actions and activities, such violation shall toll the running of such time period from the date of such violation until the date the violation ceases.

(k)Inevitable Use of Proprietary Information. Participant acknowledges and agrees that, following the termination of Participant’s services, Participant will possess the Proprietary Information which Participant would inevitably use if Participant were to engage in the conduct prohibited by Section 3(d) (including each of its subsections), that such use would be unfair and extremely detrimental to the Company or any other member of the PEI Group and, in view of the benefits provided to Participant in this Agreement, that such conduct on his or her part would be inequitable. Accordingly, Participant separately and severally agrees for the benefit of the Company and the other members of the PEI Group to be bound by each of the covenants described above.

5. Reasonable Restrictions. Participant acknowledges that it is necessary and appropriate for the Company or any other member of the PEI Group to protect their legitimate business interests by restricting Participant’s ability to engage in certain competitive activities and any violation of such restrictions would result in irreparable injury to the legitimate business interests of the

Company or any other member of the PEI Group. The parties agree that the restrictions contained in this Agreement are drafted narrowly to safeguard the legitimate business interests of the Company or any other member of the PEI Group while not unreasonably interfering with Participant’s ability to obtain other employment.

6. Obligations to Inform Others of Restrictions.

(a)In order to protect the rights of the Company or any other member of the PEI Group under this Agreement, Participant agrees that:

(1)
During and for a period of 12 months following the last day of the Service Period, Participant shall provide the Company and Board with complete and accurate information concerning Participant’s plans for employment or provision of other services (including, for the avoidance of doubt, consulting services) and shall inform any prospective or subsequent employer or entity of the restrictions contained in this Agreement or any other policy or agreement between Participant and the Company and any other member of the PEI Group that may be in effect during the Service Period. Participant understands that Participant has a duty to contact the Company and Board if Participant has any questions regarding whether or not conduct by Participant would be restricted by this Agreement; and

(2)
Participant shall make the terms and conditions of the restrictions in this Agreement known to any business, entity or persons engaged in activities competitive with the business of the Company or any other member of the PEI Group with which Participant becomes associated during Participant’s provision of services to the Company, during the Service Period and for a period of 12 months following the final day of the Service Period.

(b)The Company or Board may, in its sole and absolute discretion, permit Participant to engage in work or activity that would otherwise be restricted by this Agreement, if Participant first provides the Company and Board with written evidence satisfactory to the Company and Board, including assurances from any new employer or entity, that the contribution of Participant’s knowledge to that work or activity will not cause Participant to disclose, base judgment upon, or use Proprietary Information. Participant shall not engage in such work or activity unless and until Participant receives written consent from the Company and Board.

7. Assignment of Agreement. The Company may assign this Agreement, its rights, interests and remedies under this Agreement, and its obligations under this Agreement, at any time in the discretion of the Company and without notice to Participant. The validity of this Agreement will not be affected by the sale (whether via a stock or asset sale), merger, or any other change in ownership of the Company. Participant understands that Participant’s obligations under this Agreement are personal, and that Participant may not assign this Agreement, or any of Participant’s rights, interests, or obligations under this Agreement.

8. Non-Waiver. No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder, will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein will be cumulative and in addition to any rights or remedies provided by law or equity.

9. Governing Law; Agreed Venue. In all respects the rights and obligations of the parties under this Agreement will be interpreted, enforced and governed in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Any and all lawsuits, legal actions or proceedings against either party arising out of this Agreement will be brought in the Illinois or federal court of competent jurisdiction sitting nearest to Lake County, Illinois, and each party hereby submits to and accepts the exclusive jurisdiction of such court for the purpose of such suit, legal action or proceeding. Each party hereby irrevocably waives any objection it may now have or hereinafter have to this choice of venue of any suit, legal action or proceedings in any such court and further waives any claim that any suit, legal action or proceeding brought in any such court has been brought in an inappropriate forum.

10.Consent to Jurisdiction. The parties expressly consent to the exclusive jurisdiction of the state or federal courts of Illinois to resolve any and all disputes arising under the restrictions contained in Section 3(d) of this Agreement and hereby waive any right that they might have to object to jurisdiction or venue within such court or any defense based on the doctrine of forum non conveniens.

11.Entire Agreement. This Agreement represent the entire agreement and understanding between Participant and the Company with respect to the subject matters contained in this Agreement and supersedes any and all prior discussions, communications and agreements with respect to those subject matters; provided, however, that (i) this Agreement will supplement, and will not supersede, any written agreements between the Participant and the Company or other members of the PEI Group on the same subject matters entered into prior to the Effective Date (a “Prior Agreement”) and (ii) where the terms of this Agreement and the terms of a Prior Agreement conflict, this Agreement shall control. No representation, promise, understanding, or warranty not set forth herein has been made or relied upon by either party in making this Agreement. No modification, amendment or addition will be valid, unless set forth in writing and signed by the party against whom enforcement of any such modification, amendment or addition is sought.

12.Counterparts & Signatures. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Facsimile, electronic (PDF, etc.) and other copies or duplicates of this Agreement are valid and enforceable as originals. Similarly, Agreements signed by hand, electronically (DocuSign or similar service), or, on behalf of the Company, by signature stamp, are valid and enforceable as original signatures.

13.Notice of Immunity. Participant understands that nothing in this Agreement is intended to prohibit Participant from disclosing information, including Proprietary Information, which is permitted to be disclosed by the Federal Defend Trade Secrets Act, which provides that an individual may not be held criminally or civilly liable under any federal or state trade secret law for disclosure of a trade secret (a) made in confidence to a government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law or (b) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, Participant understands that if Participant files a lawsuit against the Company for retaliation based on the reporting of a suspected violation of law, Participant may disclose a trade secret to Participant’s attorney and use the trade secret information in the court proceeding, so long as any document containing the trade secret is filed under seal and the trade secret is not disclosed except pursuant to court order. To the extent Participant suspects a violation of the law, Participant should report their suspicion to an officer of the Company or in accordance with relevant the Company policies.

14.Whistleblower Protection. Notwithstanding anything in this Agreement or otherwise, it is understood that Participant has the right under federal law to certain protections for communicating directly with and providing information to the Company, Participant’s supervisor(s), the Securities and Exchange Commission (the “SEC”) and/or its Office of the Whistleblower, as well as certain other governmental authorities and self-regulatory organizations. As such, nothing in this Agreement nor otherwise is intended to prohibit Participant from disclosing this Agreement to, or from communicating directly with or providing information to Participant’s supervisor(s), the SEC or any other such governmental authority or self-regulatory organization. Participant may communicate directly with or provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC or any other such governmental authority or self-regulatory organization without notifying the Company. The Company may not retaliate against Participant for any of these activities, and nothing in this Agreement or otherwise would require Participant to waive any monetary award or other payment that Participant might become entitled to from the Company, the SEC or any other governmental authority.

15.Return of the Property or the Company or Any Other Member of PEI Group. At the request of the Company or Board (or, without any request, upon termination of the Service Period),

Participant will immediately deliver to the Company (a) all property of the Company or any other member of the PEI Group that is then in Participant’s possession, custody or control, including, without limitation, all keys, access cards, cell phones, tablets, computer hardware including but not limited to any hard drives, external storage devices, diskettes, fobs, laptops, tablets, computers and personal data assistants (and the contents thereof), internet connectivity devices, computer software and programs, data, materials, papers, books, files, documents, records; (b) any and all documents or other items containing, summarizing, or describing any Proprietary Information, including all originals and copies in whatever form; (c) any personal device that Participant synced with or used to access any of the systems of the Company or any other member of the PEI Group for purpose of inspection and copying; and (d) a list of passwords or codes needed to operate or access any of the items referenced in this Section 15.

16.Promotional Materials. Participant authorizes and consents to the creation and/or use of Participant’s likeness as well as Participant’s name by the Company or any other member of the PEI Group, and persons or organizations authorized by it, without reservation or limitation and without further consideration. Pursuant to this authorization and consent, the Company or any other member of the PEI Group may, for example, use Participant’s likeness on its website, and publish and distribute advertising, sales, or other promotional literature containing a likeness of Participant in the course of performing Participant’s job duties. Participant also waives any cause of action for personal injury and/or property damage by virtue of the creation and use of such a likeness. Property rights to any likeness of Participant produced or prepared by the Company or any other member of the PEI Group, or any person or organization authorized by it, shall vest in and remain with the Company or any other member of the PEI Group. As used herein, “likeness” shall include a photograph, photographic reproduction, audio transmission, audio recording, video transmission and/or video recording, as well as any other similar medium.

17.Fair Meaning. The language of this Agreement shall be construed as a whole, according to its fair meaning, and not strictly for or against any party.

18.Additional Consideration. Participant understands that receipt of the Award is conditioned upon Participant signing this Agreement. Further, as a result of Participant’s services as a director, officer, employee or other representative of the Company or other members of the PEI Group, Participant shall be (or has been) given access to the Proprietary Information, opportunities for advancement, and opportunities to participate in confidential meetings and specialized training, which shall constitute independent consideration for the restrictions contained in this Agreement and would not be (or would not have been) given to Participant without Participant’s agreement to abide by the terms and conditions of this Agreement, including without limitation the ancillary obligations of confidentiality and non-disclosure. By initialing below, Participant specifically acknowledges that Participant has read, understands and agrees to this Section 18.

_______________

Participant Initial

[Signature Page and Schedules Follow]

By executing this Agreement below, the parties confirm they have read, understood, and voluntarily agreed to be bound by the entire Agreement.

PACTIV EVERGREEN INC.

By: /s/ JD Bowlin

JD Bowlin
Chief Human Resources Officer

PARTICIPANT

First Name Last Name

Schedule 1

Non-Exclusive List of Competitor Companies

• Anchor

• Berry Plastics

• Cascade

• CKF

• Cool-Pak

• D&W Fine Pak

• Dart Container Corporation

• Direct Pack

• Dolco

• Dyne-a-Pak

• Elopak

• Genpak

• Georgia Pacific

• Grupo Convernex

• Hartmann

• Huhtamaki

• Inline Plastics

• International Paper/IP Foodservice

• LBP

• Paper Excellence Group

• Peninsula Packaging

• Sabert

• Sealed Air

• Seda

• SIG Combibloc

• Silgan Holdings

• Solo Cup Company

• Sonoco

• Stora Enso Oyj

• Tetra Pak

• The Waddington Group

Schedule 2

List of Prior Inventions or Improvements

None

[Form of 2020 and 2021 Director RSU Award Agreement]

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

Month XX, 20XX

Pactiv Evergreen Inc., a Delaware corporation (the “Company”), has granted the Participant, effective as of the Grant Date (as set forth below), a Restricted Stock Unit Award (the “Award”) under the Pactiv Evergreen Inc. Equity Incentive Plan (as amended from time to time, the “Plan”). The Award is subject to the terms and conditions set forth in this award grant letter (this “Grant Letter”), the Restricted Stock Unit award agreement attached hereto as Exhibit A (and all exhibits and appendices thereto) (the “Award Agreement” and, together with this Grant Letter, this “Agreement”) and the Plan.

Unless otherwise defined in this Agreement, capitalized terms shall have the meanings assigned to them in the Plan. In the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to the Participant, the provisions of the Plan will prevail.

AWARD TERMS

Participant:	First Name Last Name
Number Restricted Stock Units:	XX,XXX
Grant Date:	Month XX, 20XX (the “Grant Date”)
Vesting:

Subject to the terms and conditions of the Award Agreement, the Restricted Stock Units shall vest ratably on each of the first three anniversaries of the Grant Date (each, a “Vesting Date”, and each such one-year period, a “Vesting Period”); provided, that the Participant does not experience a Termination of Service at any time prior to the applicable Vesting Date, except as specifically set forth in the Award Agreement.

Please review this Agreement and let us know if you have any questions about this Agreement, the Award or the Plan. You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with this Award.

If you have questions please contact JD Bowlin, the Company’s CHRO, via email at jd.bowlin@pactivevergreen.com. Otherwise, please provide your signature, address and the date for this Agreement where indicated below.

EXHIBIT A

PACTIV EVERGREEN INC.
EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (together with all exhibits and appendices hereto, this “Award Agreement”), dated as of the date of the Grant Letter, is by and between the Company and the individual listed in the Grant Letter as the Participant.

WHEREAS, the Company hereby grants the Award to the Participant under the Plan, and the Participant hereby accepts the Award, in each case, subject to the terms and conditions of the Plan and this Agreement; and

WHEREAS, by accepting the Award and entering into this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1. Grant of Award. The Company hereby grants to the Participant on the Grant Date the aggregate number of restricted stock units (“RSUs”) as set forth in the Grant Letter, subject to the terms and conditions of the Plan and this Agreement. This Award is granted under the Plan, the provisions of which are incorporated herein by reference and made a part of this Agreement.

2. Issuance of RSUs. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement and the Plan.

3. Terms and Conditions. It is understood and agreed that the Award evidenced hereby is subject to the following terms and conditions:

(a) Vesting of Award. Subject to Sections 4, 5, 6 and 11, the Award shall vest and become non-forfeitable in accordance with the vesting schedule set forth in the Grant Letter.

(b) Voting Rights. The Participant shall have no voting rights or any other rights as a shareholder of the Company with respect to the RSUs unless and until the Participant becomes the record owner of the Shares, including Dividend Shares (as defined below) to the extent applicable, underlying such RSUs.

(c) Dividend Shares. If a dividend is paid to holders of Shares during the period commencing on the Grant Date and ending on the date on which the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), the Participant shall receive, at the time that the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), (i) in the case of a dividend paid in cash, an additional number of Shares determined by dividing (x) the total cash dividend that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment by (y) the closing price of the Shares on the date that the dividend is paid; and (ii) in the case of a dividend paid in Shares or other property other than cash, the number of Shares or amount of such other property that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment; provided, however, that the Participant shall receive nothing pursuant to this Section 3(c) with respect to any RSUs that are forfeited. Any Shares that the

Participant is eligible to receive pursuant to this Section 3(c) are referred to herein as “Dividend Shares,” and if the aggregate number of Dividend Shares that this Section 3(c) entitles the Participant to receive at any time that a distribution of Shares is to be made to the Participant pursuant to Section 3(d) is not a whole number of Shares, then such number of Dividend Shares shall be rounded down to the nearest whole Share before such distribution pursuant to Section 3(d).

(d) Distribution on Vesting. Subject to the provisions of this Agreement, upon the vesting of any of the RSUs, the Company shall deliver to the Participant, as soon as reasonably practicable after the applicable Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5(a) or Section 6), one Share for each such RSU and the number of any Dividend Shares (as determined in accordance with Section 3(c)); provided that such delivery of Shares shall be made no later than the later of (i) the end of the calendar year in which the applicable Vesting Date (or the date of the triggering event, if vesting is accelerated pursuant to Section 5(a) or Section 6, such event being referred to as the “Acceleration Event”) occurs, or (ii) the date that is 60 days after the applicable Vesting Date or Acceleration Event. For purposes of compliance with Section 409A of the Code and for the avoidance of doubt, (a) the applicable “Vesting Date” shall be the specific original dates and anniversaries set forth in the Award, without regard to any discretion to accelerate, (b) the Acceleration Event shall only be a payment event if such event represents a death or a “change in control event,” in each case for purposes of Section 409A of the Code (a “Qualifying Acceleration Event”), and if an Acceleration Event is not a Qualifying Acceleration Event, payment of the Award shall be made within 60 days the first Vesting Date or Qualifying Acceleration Event to occur following such time. Upon such delivery, such Shares (including any Dividend Shares) shall be fully assignable, alienable, saleable and transferrable by the Participant; provided, that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy.

(e) Adjustment in Capitalization. If, as a result of any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Shares or other securities), recapitalization, share split (share subdivision), reverse share split (share consolidation), reorganization, merger, amalgamation, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or this Agreement, then the Committee shall adjust the terms of this Agreement and this Award, to the extent necessary, in its sole discretion, but in no event shall the Committee adjust the terms of this Agreement or the RSUs in a manner which would cause the RSUs to be subject to the provisions of Section 409A or 457A of the Code.

(f) Restrictions on Transferability. Except as may be permitted by the Committee, neither this Award nor any right under this Award shall be assignable, alienable, saleable or transferable by the Participant otherwise than by will or pursuant to the laws of descent and distribution or to a designated Beneficiary. This provision shall not apply to any portion of this Award for which Shares have been fully distributed and shall not preclude forfeiture of any portion of this Award in accordance with the terms herein.

(g) No Right to Continued Service. The grant of an Award shall not be construed as giving the Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any of its Affiliates. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Agreement.

(h) No Right to Future Awards. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

4. Termination of Service. Except as otherwise provided in Section 5, in the event of the Participant’s Termination of Service for any reason, prior to the date on which the Award otherwise becomes vested, the unvested portion of the Award shall immediately be forfeited by the Participant and become the property of the Company, without any payment or consideration being due to the Participant.

5. Vesting Acceleration Upon Termination Due to Death or Retirement. Notwithstanding any provisions of this Agreement that would otherwise result in the forfeiture of this Award:

(a) Death. If a Termination of Service occurs due to the Participant’s death (i) on or after the first anniversary of the Grant Date but before the second anniversary of the Grant Date, then a number of Shares shall be delivered to the Participant pursuant to Section 3(d) equal to the sum of (x) the amount obtained by multiplying the number of shares that would have vested on the second anniversary of the Grant Date by the fraction obtained by dividing by 24 the number of full calendar months the Participant was employed between the Grant Date and the Participant’s death and (y) the amount obtained by multiplying the number of shares that would have vested on the third anniversary of the Grant Date by the fraction obtained by dividing by 36 the number of full calendar months the Participant was employed between the Grant Date and the Participant’s death, or (ii) on or after the second anniversary of the Grant Date, then a number of Shares shall be delivered to the Participant pursuant to Section 3(d) equal to the amount obtained by multiplying the number of shares that would have vested on the third anniversary of the Grant Date by the fraction obtained by dividing by 36 the number of full calendar months the Participant was employed between the Grant Date and the Participant’s death.

(b) Retirement. In the event of the Participant’s Termination of Service due to a Qualifying Retirement (as defined below) (subject to (i) the Participant’s execution of the Company’s standard form waiver and general release of claims in favor of the Company and its Affiliates no later than 45 days following such Termination of Service and (ii) such waiver and release becoming effective in accordance with its terms no later than 60 days after such Termination of Service (collectively, the “Release Requirement”)), any unvested RSUs granted pursuant to this Agreement shall continue to vest as if the Participant had not experienced a Termination in Service. A “Qualifying Retirement” is a retirement that meets each of the following conditions:

(i) (x) Employee is age 62, (y) Employee is at least age 55 with at least 15 years of service to the Company and its Affiliates or their predecessors or (z) the sum of the number of whole years in Employee’s age plus the number of whole years of service that Employee has provided to the Company and its Affiliates or their predecessors equals at least 75, in each case, at time of retirement;

(ii) Employee enters into an agreement within 60 days after such Termination of Service to extend the duration of the restrictive covenants contained in the Restrictive Covenant Agreement (as defined below) through the remaining vesting period;

(iii) Employee has been employed by the Company for at least six months following the Grant Date; and

(iv) Employee notified the Company of the retirement at least six months in advance of the retirement date.

6. Change in Control. Notwithstanding any provision of this Agreement to the contrary, subject to the satisfaction of the Release Requirement, in the event of a Change in Control, any unvested

RSUs that remain outstanding at such time shall immediately become fully vested and non forfeitable and the Shares underlying the RSUs shall be distributed to the Participant pursuant to Section 3(d).

7. Tax Liability; Withholding Requirements.

(a) The Participant shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that the Participant incurs in connection with the receipt, vesting or distribution of any RSU granted hereunder.

(b) The Company may withhold any tax (or other governmental obligation) that becomes due with respect to the RSUs (or any dividend distribution thereon) and take such action as it deems appropriate to ensure that all applicable withholding, income or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from the Participant and to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. The Participant shall make arrangements satisfactory to the Company to enable the Company to satisfy all such withholding requirements. Notwithstanding the foregoing, the Company may, in its sole discretion, permit the Participant to satisfy any such withholding requirement by transferring to the Company pursuant to such procedures as the Company may require, effective as of the date on which such requirement arises, a number of vested Shares owned and designated by the Participant having an aggregate Fair Market Value as of such date that is at least equal to the minimum, and not more than the maximum, amount required to be withheld (including by the Company’s withholding of Shares that would otherwise be issuable or deliverable to the Participant as a result of the vesting of the Award), to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. If the Company permits the Participant to satisfy any such withholding requirement pursuant to the preceding sentence, the Company shall remit to the Internal Revenue Service and appropriate state and local revenue agencies, for the credit of the Participant, an amount of cash withholding equal to the Fair Market Value of the Shares transferred to the Company as provided above.

8. Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Award shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b)any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose.

9. Whistleblower Protection. The Participant has the right under federal law to certain protections for cooperating with or reporting legal violations to the SEC or its Office of the Whistleblower, as well as certain other governmental entities and self-regulatory organizations. As such, nothing in this Agreement or otherwise is intended to prohibit the Participant from disclosing this Agreement to, or from cooperating with or reporting violations to, the SEC or any such governmental entity or self-regulatory organization, and the Participant may do so without notifying the Company. The Company may not retaliate against the Participant for any of these activities, and nothing in this Agreement or otherwise requires the Participant to waive any monetary award or other payment that the Participant might become entitled to from the SEC or any such governmental entity or self-regulatory organization.

10. Restrictive Covenants. The Company’s obligations under this Agreement are conditioned on the Participant signing and returning to the Company a Restrictive Covenant Agreement in the form of Exhibit A (the “Restrictive Covenant Agreement”) within 40 days of the Grant Date. The Participant is advised to consult with counsel before signing the Restrictive Covenants Agreement.

11. Recoupment/Clawback. This Award (including any amounts or benefits arising from this Award) shall be subject to recoupment or “clawback” as may be required by applicable law, stock exchange rules or by any applicable Company policy or arrangement the Company has in place from time to time.

12. References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

13. Miscellaneous.

(a) Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

Pactiv Evergreen Inc.
1900 W. Field Court
Lake Forest, Illinois 60045
Attention: CHRO
Email: jd.bowlin@pactivevergreen.com

If to the Participant:

At the Participant’s most recent address shown on the signature page of this Award Agreement, or at any other address which the Participant may specify in a notice delivered to the Company in the manner set forth herein.

(b) Entire Agreement. This Agreement, the Plan and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof, provided that the restrictions set forth in this Agreement are in addition to, not in lieu of, any other obligation and/or restriction that the Participant may have with respect to the Company or any of its Affiliates, whether by operation of law, contract, or otherwise, including, without limitation, any non-solicitation obligations contained in an employment agreement, consulting agreement or other similar agreement entered into by and between the Participant and the Company or one of its Affiliates, which shall survive the termination of any such agreements, and be enforceable independently of such other agreements.

(c) Sections 409A and 457A of the Code. For the avoidance of doubt, to the extent that this Award is subject to Section 409A and/or Section 457A of the Code, the Award is intended to comply with the requirements of Sections 409A and 457A of the Code, and the provisions of the Award shall be interpreted in a manner that satisfies the requirements of Sections 409A and 457A of the Code.

(d) Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

(e) Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f) Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

(g) Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h) Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof. TO THE EXTENT ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS NOT GOVERNED BY THE ARBITRATION AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH LEGAL PROCEEDING.

(i) Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Award pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Award and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

(j) Captions. Captions provided herein are for convenience only and shall not affect the scope, meaning, intent or interpretation of the provisions of this Award Agreement.

(k) Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

PACTIV EVERGREEN INC.

By:
J.D. Bowlin
Chief Human Resources Officer

AGREED AND ACCEPTED:

PARTICIPANT

By:
First Name Last Name

Address:

Exhibit A

Restrictive Covenant Agreement

Restrictive Covenants Agreement (this “Agreement”) retroactive and effective as of Month XX, 20XX (the “Effective Date”), between Pactiv Evergreen Inc. (the “Company”) and First Name Last Name (“Participant”). The Company and its direct and indirect subsidiaries, as they may exist from time to time, are referred to in this Agreement at times as the “PEI Group”. The PEI Group are intended third party beneficiaries of the Company under this Agreement with the rights, but not the obligations, of the Company. The Board of Directors of the Company (the “Board”) may elect to exercise or waive certain rights on behalf of the Company or any other member of the PEI Group as provided in this Agreement.

Preliminary Statement

A. Participant is a director, officer, employee or other representative of the Company or one or more other members of the PEI Group. The total period during which Participant serves as a director, officer, employee or other representative of the Company and other members of the PEI Group is referred to as the “Service Period”. The Service Period will end for purposes of this Agreement when Participant is no longer a director, officer, employee or other representative of any member of the PEI Group.

B. To encourage performance and retention, the Board has granted Participant certain equity awards in the Company under the Pactiv Evergreen Equity Incentive Plan (the “Award”).

C. The execution of this Agreement is a condition to Participant receiving the Award.

NOW, THEREFORE, the Company and Participant agree as follows:

1. Definitions. As used in this Agreement:

(a) “Company Product” means any product developed, manufactured, produced or distributed by the Company or any other member of the PEI Group during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a product shall only constitute a Company Product for purposes of this Agreement if, as a result of Participant’s employment with, or Participant’s service to, or representation of, the Company or any other member of the PEI Group, Participant had access to Proprietary Information related to the product or Participant designed, marketed, advised on or interacted with Customers, Prospective Customers or industry representatives regarding the product during the last 24-month period of the Service Period.

(b) “Competitive Activity” means the marketing, distribution, promotion, sales, development, delivery, financing or servicing of any Company Product. For the avoidance of doubt, “Competitive Activity” includes any actions which may result in any entity becoming a Competitor Company, including any preparation, financing or other actions in which an entity may enter into the business of marketing, distributing, promoting, selling, developing, delivering, financing or servicing any Company Product.

(c) “Competitor Company” means (i) those entities listed on Schedule 1 plus (ii) such other entities that the Company reasonably determines are or may reasonably become engaged in a Competitive Activity, minus (iii) such entities that the Company reasonably determines are no longer engaged in a Competitive Activity.

(d) “Customer” means any business, including without limitation customers or distributors, with whom the Company or any other member of the PEI Group transacted business during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a person or entity shall only constitute a Customer for purposes of this Agreement if, as a result of Participant’s employment with, or Participant’s service to, or representation of, the Company or any other member of the PEI Group, Participant had Material Contact with, or knew Proprietary Information of or about, or advised on, the Customer during the last 24-month period of the Service Period.

(e) “Material Contact” means any contact between Participant and any Customer or Prospective Customer:

(1) with whom or with which Participant dealt on behalf of the Company or any other member of the PEI Group;

(2) whose dealings with the Company or any other member of the PEI Group were coordinated or supervised by Participant;

(3) who receives products or services sold or provided by the Company or any other member of the PEI Group, the sale or provision of which results or resulted in compensation, commissions, or earnings for Participant ; or

(4) that resulted in Participant obtaining Proprietary Information about a Customer or Prospective Customer.

(f) “Proprietary Information” means confidential or proprietary information or trade secrets of the Company or any other member of the PEI Group, or of any customer, supplier or other person who entrust their confidential or proprietary information or trade secreted to the Company or any other member of the PEI Group (each being a “Protected Party”), including, but not limited to, materials and information, whether written, electronic, or otherwise: (1) disclosed to Participant or known by Participant as a result of his or her employment with, or provision of other service to, or representation of, the Company and any other member of the PEI Group, (2) which is not generally known, and (3) which relates to or concerns the Protected Party’s: innovations; ideas; plans; processes; structures; systems; know-how; algorithms; computer programs; software; code; publications; designs; methods; techniques; drawings; apparatuses; government filings; patents; patent applications; materials; devices; research activities; reports and plans; specifications; promotional methods; financial information; forecasts; sales, profit and loss figures; personal identifying information of employees; marketing and sales methods and strategies; plans and systems; customer protocols and training programs; customer, prospective customer, vendor, licensee and client lists; information about customers, prospective customers, vendors, licensees and clients; information about relationships between Protected Party or its affiliates and their business partners, acquisition prospects, vendors, suppliers, prospective customers, customers, employees, owners, licensees and clients; information about deals and prospective deals; information about products, including but not limited strengths, weaknesses and vulnerabilities of existing products, as well as product strategies and roadmaps for future products and releases; and information about pricing including but not limited to license types, models, implementation costs, discounts and tolerance for discounts. Proprietary Information shall also include all information and matters specifically designated as proprietary and/or confidential by the Protected Party or its affiliates or their customers or other business partners. The following information will not be considered Proprietary Information under this Agreement: (1) information that has become generally available to the public through no wrongful act of Participant; (2) information that Participant identified prior to Participant’s employment with the Company; and (3) information that is disclosed to the public pursuant to the binding order of a government agency or court.

(g) “Prospective Customer” means any prospective business, including without limitation prospective customers and prospective distributors, with whom the Company or any other member of the PEI Group was attempting to transact business during the Service Period. For purpose of complying with, and enforcing, the restrictive covenants in Subsections 4(a) through 4(d) during the 12-month period after the Service Period has ended, however, such a person or entity shall only constitute a Prospective Customer for purposes of this Agreement if, as a result of Participant’s employment with, or provision of service to, or representation of, the Company and any other members of the PEI Group, Participant had Material Contact with, or knew Proprietary Information of or about, or advised on, the Prospective Customer during the last 24 months of the Service Period.

2. Legitimate Interest. Due to the nature of the business of the Company and other members of the PEI Group, certain of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, including Participant, have access to Proprietary Information. Likewise, via their employment or provision of services to, or other representation of, the Company and other members of the PEI Group, certain of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, including Participant, receive specialized training and/or shall be introduced to, given the opportunity to develop personal contacts with, and actually develop an advantageous familiarity as to the Customers and Prospective Customers. If the confidential or “trade secret” information, specialized training, or contacts and familiarity were made available to the competitors of the Company or other members of the PEI Group or other individuals outside of the directors, officers, employees and other representatives of the Company and other members of the PEI Group, or otherwise used against the interests of the Company or other members of the PEI Group, it would undoubtedly result in a loss of business or competitive position for the Company and other members of the PEI Group or harm the goodwill of the Company or other members of the PEI Group and their investment in developing and maintaining these business relationships. Participant also agrees that Participant holds a position uniquely essential to the management, organization, and/or service of the Company or one or more other members of the PEI Group and the business of the PEI Group is inherently global in character.

3. Work Made for Hire – Assignment of Inventions.

(a) Participant understands and agrees all “Work” (defined to mean all concepts, data, databases, inventions, formulas, discoveries, improvements, trade secrets, original works of authorship, know-how, algorithms, computer programs, software, code, publications, websites, designs, proposals, strategies, processes, methodologies and techniques, and any and all other information, materials and intellectual property, in any medium) that Participant, alone or jointly, creates, conceives, develops, or reduces to practice or causes another to create, conceive, develop, or reduce to practice, during the Service Period shall be a “work made for hire” within the meaning of that term under United States Copyright Act, 17 U.S.C. §§101 et seq. Participant agrees that Participant shall promptly disclose to the Company, or any persons designated by it, all Work. Participant agrees to and hereby assigns and transfers to the Company, effective as of the date of its creation, any and all rights, title and interest Participant may have or may acquire in any Work (including any Work not deemed, for whatever reason, to have been created as a work made for hire), effective as of the date of its creation, including any and all intellectual property rights in the Work, and the right to prosecute and recover damages for all infringements or other violations of the Work.

(b) Participant hereby gives the Company or any other member of the PEI Group the unrestricted right to use, display, distribute, modify, combine with other information or materials, create derivative works based on, sell, or otherwise exploit for any purpose, the Work and any portion thereof, in any manner and medium throughout the world. Participant irrevocably waives and assigns to the Company any and all so-called moral rights Participant may have in or with respect to any Work. Upon the Company’s request, Participant shall promptly execute and deliver to the Company any and all further assignments, patent applications, or such other documents as the Company may deem necessary to effectuate the purposes of this Agreement. Participant hereby irrevocably designates and appoints the Company and its officers and agents as Participant’s agent and attorney-in-fact, with full powers of substitution, to act for and on Participant’s behalf to execute, verify and file any such documents and to do all other lawfully permitted acts as permitted in the preceding paragraph with the same legal effect as if executed by Participant. The foregoing agency and power shall only be used by the Company if Participant fails to execute within five business days after the Company’s request related to any document or instrument described above. Participant hereby waives and quitclaims to the Company all claims of any nature which Participant now has or may later obtain for infringement of any intellectual property rights assigned under this Agreement or otherwise to the Company.

(c) Participant has identified on Schedule 2 all inventions or improvements relevant to the subject matter of Participant’s engagement with the Company or any other member of the PEI Group that Participant desires to remove from the operation of this Agreement, and Participant’s restrictions. If there is no such list on Schedule 2, Participant represents that Participant has made no such inventions and improvements at the time of signing this Agreement.

(d) The provisions of this Agreement requiring the assignment to the Company of Participant’s rights to certain inventions do not apply to an invention for which no equipment, supplies, facility, or trade secret information of the Company or any other member of the PEI Group was used and which was developed entirely on the Participant’s own time, unless (1) the invention relates directly to the business of the Company or any other member of the PEI Group, or (2) to the actual or demonstrably anticipated research or development of the Company or other members of the PEI Group, or (3) the invention results from any work performed by the Participant for the Company or other members of the PEI Group.

4. Restrictive Covenants.

(a) Non-Solicitation of Customers. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, contact or solicit any Customer, for the purpose of delivering, selling, or otherwise offering a product that is the same or similar to that of a Company Product.

(b) Non-Solicitation of Prospective Customers. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, contact or solicit any Prospective Customer, for the purpose of delivering, selling, or otherwise offering a product that is the same or similar to that of a Company Product.

(c) Non-Competition. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, directly or indirectly, (1) provide services to any Competitor Company as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, or (2) anywhere in North America (United States, Mexico or Canada) or in any other country in which a member of the PEI Group manufactures, distributes or sells Company Products: (i) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in a Competitive Activity, or is actively planning to engage in a Competitive Activity with the Company or any other member of the PEI Group, to the extent Participant would inevitably rely upon the Proprietary Information in his work for that person or entity; (ii) act in the same or substantially similar capacity that Participant acted in for the Company or any other member of the PEI Group, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in a Competitive Activity, or is actively planning to engage in a Competitive Activity with the Company or any other member of the PEI Group; (iii) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity that is engaged in any activity that could, in the reasonable determination of the Company or Board, result in such person or entity to become engaged in a Competitive Activity or to acquire, finance or otherwise engage in a transaction with person or entity that may be engaged in a Competitive Activity; (iv) act in any capacity, including, without limitation, as an employee, officer, director, Participant, advisor, contractor, agent or other role, whether or not for consideration, for any person or entity engaged in the practice of venture capital, hedge fund, private equity, special purpose acquisition company or similar person or entity to the extent such person or entity is engaged in, or through a transaction would reasonably engage in, a Competitive Activity; (v) finance, invest in or otherwise take any ownership stake in any entity engaged in the activities set forth in this Subsection; provided, however, that minority ownership of no more than 5% of the outstanding shares of a publicly-traded company that may be engaged in a Competitive Activity shall not violate this clause as long as Participant is in compliance with the other provisions of this Subsection or (vi) take, facilitate, or encourage any action the purpose or effect of which is to evade the intent of this Subsection. Notwithstanding the global nature of the business of the PEI Group, the extent to which Participant has been (or will be) exposed to the Company’s Proprietary Information, and the ability of Participant to carry out Participant’s work remotely, regardless of physical location, Participant acknowledges the geographic scope of the restriction in this Subsection is reasonable and appropriate.

(d) Noninterference. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, on behalf of any entity or person other than the Company or any other member of the PEI Group, directly or indirectly, interfere, or aid or induce any other person or entity in interfering, with the relationship between the Company or any member of the PEI Group and any of their respective Customers, Prospective Customers, suppliers, vendors, joint venturers or licensors or any other third-party with a relationship with the Company or any member of the PEI Group.

(e) Non-Solicitation of Employees. Participant agrees that, during the Service Period and for a period of 12 months following the final date of the Service Period, Participant shall not, directly or indirectly: (1) induce or attempt to induce any director, officer, employee or other representative of the Company or any other member of the PEI Group or of any of their respective affiliates with whom Participant had a working relationship during the Service Period to terminate his or her employment with, service to, or representation of, the Company or any other member of the PEI Group; (2) hire or employ, or attempt to hire or employ, any director, officer, employee or other representative of the Company or of any other member of the PEI Group or of any of their respective affiliates with whom Participant had a working relationship during the Service Period; or (iii) assist any other person or entity in doing any of the foregoing. For purpose of compliance with, and enforcement of, the restrictive covenants in this Subsection during the 12-month period after the Service Period has ended, however, this Subsection will only apply to directors, officers, employees and other representatives of the Company and other members of the PEI Group with whom Participant interacted during the last 24-month period of the Service Period

(f) Confidentiality Covenant. During the Service Period and at all times following the final date of the Service Period:

(1) Participant will not disclose or transfer, directly or indirectly, any Proprietary Information to any person or entity other than as expressly authorized by the Company. Participant understands and agrees that disclosures authorized by the Company or the Board for the benefit of the Company or any other member of the PEI Group must be made in accordance with the policies and practices of the Company and Board designed to maintain the confidentiality of Proprietary Information, for example providing information after obtaining signed non-disclosure or confidentiality agreements;

(2) Participant will not use, directly or indirectly, any Proprietary Information for the benefit or profit of any person or organization, including Participant, other than the Company or any other member of the PEI Group;

(3) Participant will not remove or transfer from any of the Company’s offices, premises or computer systems any materials or property of the Company or any other member of the PEI Group (including, without limitation, materials and property containing Proprietary Information), except as is strictly necessary in the performance of Participant’s assigned duties as a Participant;

(4) Participant will not copy any Proprietary Information except as needed in furtherance of and for use in the business of the Company or any other member of the PEI Group. Participant agrees that copies of Proprietary Information must be treated with the same degree of confidentiality as the original information and are subject to the same restrictions contained in this Agreement;

(5) Participant will promptly upon the Company’s or Board’s request, and in any event promptly upon the termination of Participant’s services with the Company, return all materials and property removed from or belonging to the Company or any other member of the PEI Group and Participant will not retain copies of any of such materials and property;

(6) Participant agrees to take all reasonable steps to preserve the confidential and proprietary nature of Proprietary Information and to prevent the inadvertent or accidental disclosure of Proprietary Information; and

(7) Participant will not use or rely on the confidential or proprietary information or trade secrets of a third party in the performance of Participant’s work for the Company or any other member of the PEI Group except when obtained through lawful means such as contractual teaming agreements, purchase of copyrights, or other written permission for use of such information.

(g) Nondisparagement. Employee shall not disparage, place in a false or negative light or criticize, or make any false statements that may damage the reputation of, orally or in writing, the Company or any member of the PEI Group, its business practices, products, policies, services, decisions, directors, officers, employees, agents, representatives, advisors or any other entity or person covered by this Agreement.

(h) Scope of Covenants. The parties desire for the restrictive covenants, including any time period and geographic scope, to be construed as broadly as permitted by applicable law. It is the parties’ intent, and a critical inducement to the Company entering into this Agreement, to protect and preserve the legitimate interests of the Company or any other member of the PEI Group, and thus the parties agree that the time period and the geographic coverage and scope of the restrictions herein are reasonable and necessary. However, if a court of competent jurisdiction finds that the time period of any of the foregoing restrictions is too lengthy, the geographic scope is too broad, or the agreement overreaches in any way, the parties authorize and respectfully ask the court to modify or, if modification is not possible, strike the offending portion, but only that portion, and grant the relief reasonably necessary to protect the interests of the Company or any other member of the PEI Group so as to achieve the original intent of the parties.

(i) Remedies. Participant agrees that a threatened or existing violation of any of the restrictions contained in this Agreement or any other breach of this Agreement would cause the Company irreparable injury to one or more of the Company or any other member of the PEI Group for which such person(s) would have any adequate remedy at law and agrees that the Company or any other member of the PEI Group will be entitled to obtain injunctive relief prohibiting such violation, including, without limitation, in the form of a temporary restraining order or preliminary injunction. In addition, if the Participant violates any restrictions in the Agreement or otherwise breaches any obligation of Participant under this Agreement, the Company or other members of the PEI Group may:

(1) Suspend, terminate, revoke, rescind or otherwise end the employment, service or other representation of the Participant by, to or of the Company and other members of the PEI Group. Such a suspension, termination, revocation, rescission or other ending of the Participant’s employment, service or presentation by, to or of the Company and other members of the PEI Group will be deemed for good cause.

(2) Suspend, terminate, revoke, rescind or otherwise end the grants of any outstanding and unvested equity awards of Participant in the Company or other members of the PEI Group, including, without limitation to, the Award.

(3) Suspend, terminate, revoke, rescind or otherwise end payment of any severance benefits being received by Participant under any severance benefits plan or agreement with the Company or other members of the PEI Group.

(4) Require Participant to repay to the Company an amount equal to aggregate value, less one hundred U.S. dollars ($100), of the severance benefits and equity awards (valued as of their vesting dates) received by the Participant from and in the Company and other members of the PEI Group during the 24-month period immediately prior to the violation of the restrictions in this Agreement or any other breach of this Agreement. Participant acknowledges that (i) the actual damages of the Company and other members of the PEI Group may be extremely difficult to ascertain with precision in the event of a breach by Employee of this Agreement, (ii) the repayment of all but $100 of the aforementioned consideration received by Participant will represent a reasonable approximation of the actual damages that the Company and other members of the PEI Group will incur in the event such a breach by Participant and (iii) the Company’s election to require repayment of all but $100 of the aforementioned consideration received by Participant is intended as, and will represent, lawful liquidated damages and not an unlawful penalty. Liquidated damages under this Subsection may only be elected by the Company with the approval of the Board. Unless the Company elects liquidated damages under this Subsection, nothing in this provision shall prevent the Company and other members of the PEI Group from seeking other forms of damages caused by a breach.

(5) Exercise all other rights and remedies available to the Company and other members of the PEI Group at law or in equity.

Participant also agrees that Participant will be liable to the Company or any other member of the PEI Group for the attorneys’ fees, expert witness fees, and costs incurred by such person as a result of: (1) any action by the Company or other members of the PEI Group against Participant to enforce any of the restrictions contained in this Agreement in which the Company or any other member of the PEI Group prevails in any respect, or (2) any action by Participant against the Company or any other member of the PEI Group challenging the legal enforceability of any such restriction in which Participant does not prevail. Participant’s obligations under each subsection of this Section 3(d) of this Agreement are distinct, separable, and independently enforceable. The real or perceived existence of any claim or cause of action against the Company or any other member of the PEI Group, whether predicated on this Agreement or some other basis, will not alleviate Participant of Participant’s obligations under this Agreement and will not constitute a defense to the enforcement by the Company or other members of the PEI Group of restrictions contained herein.

(j) Tolling of Time Periods. Participant agrees that, in the event Participant violates any subsection of Section 3(d) of this Agreement as to which there is a specific time period during which Participant is prohibited from certain actions and activities, such violation shall toll the running of such time period from the date of such violation until the date the violation ceases.

(k) Inevitable Use of Proprietary Information. Participant acknowledges and agrees that, following the termination of Participant’s services, Participant will possess the Proprietary Information which Participant would inevitably use if Participant were to engage in the conduct prohibited by Section 3(d) (including each of its subsections), that such use would be unfair and extremely detrimental to the Company or any other member of the PEI Group and, in view of the benefits provided to Participant in this Agreement, that such conduct on his or her part would be inequitable. Accordingly, Participant separately and severally agrees for the benefit of the Company and the other members of the PEI Group to be bound by each of the covenants described above.

5. Reasonable Restrictions. Participant acknowledges that it is necessary and appropriate for the Company or any other member of the PEI Group to protect their legitimate business interests by restricting Participant’s ability to engage in certain competitive activities and any violation of such restrictions would result in irreparable injury to the legitimate business interests of the Company or any other member of the PEI Group. The parties agree that the restrictions contained in this Agreement are drafted narrowly to safeguard the legitimate business interests of the Company or any other member of the PEI Group while not unreasonably interfering with Participant’s ability to obtain other employment.

6. Obligations to Inform Others of Restrictions.

(a) In order to protect the rights of the Company or any other member of the PEI Group under this Agreement, Participant agrees that:

(1) During and for a period of 12 months following the last day of the Service Period, Participant shall provide the Company and Board with complete and accurate information concerning Participant’s plans for employment or provision of other services (including, for the avoidance of doubt, consulting services) and shall inform any prospective or subsequent employer or entity of the restrictions contained in this Agreement or any other policy or agreement between Participant and the Company and any other member of the PEI Group that may be in effect during the Service Period. Participant understands that Participant has a duty to contact the Company and Board if Participant has any questions regarding whether or not conduct by Participant would be restricted by this Agreement; and

(2) Participant shall make the terms and conditions of the restrictions in this Agreement known to any business, entity or persons engaged in activities competitive with the business of the Company or any other member of the PEI Group with which Participant becomes associated during Participant’s provision of services to the Company, during the Service Period and for a period of 12 months following the final day of the Service Period.

(b) The Company or Board may, in its sole and absolute discretion, permit Participant to engage in work or activity that would otherwise be restricted by this Agreement, if Participant first provides the Company and Board with written evidence satisfactory to the Company and Board, including assurances from any new employer or entity, that the contribution of Participant’s knowledge to that work or activity will not cause Participant to disclose, base judgment upon, or use Proprietary Information. Participant shall not engage in such work or activity unless and until Participant receives written consent from the Company and Board.

7. Assignment of Agreement. The Company may assign this Agreement, its rights, interests and remedies under this Agreement, and its obligations under this Agreement, at any time in the discretion of the Company and without notice to Participant. The validity of this Agreement will not be affected by the sale (whether via a stock or asset sale), merger, or any other change in ownership of the Company. Participant understands that Participant’s obligations under this Agreement are personal, and that Participant may not assign this Agreement, or any of Participant’s rights, interests, or obligations under this Agreement.

8. Non-Waiver. No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder, will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein will be cumulative and in addition to any rights or remedies provided by law or equity.

9. Governing Law; Agreed Venue. In all respects the rights and obligations of the parties under this Agreement will be interpreted, enforced and governed in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Any and all lawsuits, legal actions or proceedings against either party arising out of this Agreement will be brought in the Illinois or federal court of competent jurisdiction sitting nearest to Lake County, Illinois, and each party hereby submits to and accepts the exclusive jurisdiction of such court for the purpose of such suit, legal action or proceeding. Each party hereby irrevocably waives any objection it may now have or hereinafter have to this choice of venue of any suit, legal action or proceedings in any such court and further waives any claim that any suit, legal action or proceeding brought in any such court has been brought in an inappropriate forum.

10. Consent to Jurisdiction. The parties expressly consent to the exclusive jurisdiction of the state or federal courts of Illinois to resolve any and all disputes arising under the restrictions contained in Section 3(d) of this Agreement and hereby waive any right that they might have to object to jurisdiction or venue within such court or any defense based on the doctrine of forum non conveniens.

11. Entire Agreement. This Agreement represent the entire agreement and understanding between Participant and the Company with respect to the subject matters contained in this Agreement and supersedes any and all prior discussions, communications and agreements with respect to those subject matters; provided, however, that (i) this Agreement will supplement, and will not supersede, any written agreements between the Participant and the Company or other members of the PEI Group on the same subject matters entered into prior to the Effective Date (a “Prior Agreement”) and (ii) where the terms of this Agreement and the terms of a Prior Agreement conflict, this Agreement shall control. No representation, promise, understanding, or warranty not set forth herein has been made or relied upon by either party in making this Agreement. No modification, amendment or addition will be valid, unless set forth in writing and signed by the party against whom enforcement of any such modification, amendment or addition is sought.

12. Counterparts & Signatures. This Agreement may be executed in duplicate counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. Facsimile, electronic (PDF, etc.) and other copies or duplicates of this Agreement are valid and enforceable as originals. Similarly, Agreements signed by hand, electronically (DocuSign or similar service), or, on behalf of the Company, by signature stamp, are valid and enforceable as original signatures.

13. Notice of Immunity. Participant understands that nothing in this Agreement is intended to prohibit Participant from disclosing information, including Proprietary Information, which is permitted to be disclosed by the Federal Defend Trade Secrets Act, which provides that an individual may not be held criminally or civilly liable under any federal or state trade secret law for disclosure of a trade secret (a) made in confidence to a government official, either directly or indirectly, or to an attorney, solely for the purpose of reporting or investigating a suspected violation of law or (b) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, Participant understands that if Participant files a lawsuit against the Company for retaliation based on the reporting of a suspected violation of law, Participant may disclose a trade secret to Participant’s attorney and use the trade secret information in the court proceeding, so long as any document containing the trade secret is filed under seal and the trade secret is not disclosed except pursuant to court order. To the extent Participant suspects a violation of the law, Participant should report their suspicion to an officer of the Company or in accordance with relevant the Company policies.

14. Whistleblower Protection. Notwithstanding anything in this Agreement or otherwise, it is understood that Participant has the right under federal law to certain protections for communicating directly with and providing information to the Company, Participant’s supervisor(s), the Securities and Exchange Commission (the “SEC”) and/or its Office of the Whistleblower, as well as certain other governmental authorities and self-regulatory organizations. As such, nothing in this Agreement nor otherwise is intended to prohibit Participant from disclosing this Agreement to, or from communicating directly with or providing information to Participant’s supervisor(s), the SEC or any other such governmental authority or self-regulatory organization. Participant may communicate directly with or provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the SEC or any other such governmental authority or self-regulatory organization without notifying the Company. The Company may not retaliate against Participant for any of these activities, and nothing in this Agreement or otherwise would require Participant to waive any monetary award or other payment that Participant might become entitled to from the Company, the SEC or any other governmental authority.

15. Return of the Property or the Company or Any Other Member of PEI Group. At the request of the Company or Board (or, without any request, upon termination of the Service Period), Participant will immediately deliver to the Company (a) all property of the Company or any other member of the PEI Group that is then in Participant’s possession, custody or control, including, without limitation, all keys, access cards, cell phones, tablets, computer hardware including but not limited to any hard drives, external storage devices, diskettes, fobs, laptops, tablets, computers and personal data assistants (and the contents thereof), internet connectivity devices, computer software and programs, data, materials, papers, books, files, documents, records; (b) any and all documents or other items containing, summarizing, or describing any Proprietary Information, including all originals and copies in whatever form; (c) any personal device that Participant synced with or used to access any of the systems of the Company or any other member of the PEI Group for purpose of inspection and copying; and (d) a list of passwords or codes needed to operate or access any of the items referenced in this Section 15.

16. Promotional Materials. Participant authorizes and consents to the creation and/or use of Participant’s likeness as well as Participant’s name by the Company or any other member of the PEI Group, and persons or organizations authorized by it, without reservation or limitation and without further consideration. Pursuant to this authorization and consent, the Company or any other member of the PEI Group may, for example, use Participant’s likeness on its website, and publish and distribute advertising, sales, or other promotional literature containing a likeness of Participant in the course of performing Participant’s job duties. Participant also waives any cause of action for personal injury and/or property damage by virtue of the creation and use of such a likeness. Property rights to any likeness of Participant produced or prepared by the Company or any other member of the PEI Group, or any person or organization authorized by it, shall vest in and remain with the Company or any other member of the PEI Group. As used herein, “likeness” shall include a photograph, photographic reproduction, audio transmission, audio recording, video transmission and/or video recording, as well as any other similar medium.

17. Fair Meaning. The language of this Agreement shall be construed as a whole, according to its fair meaning, and not strictly for or against any party.

18. Additional Consideration. Participant understands that receipt of the Award is conditioned upon Participant signing this Agreement. Further, as a result of Participant’s services as a director, officer, employee or other representative of the Company or other members of the PEI Group, Participant shall be (or has been) given access to the Proprietary Information, opportunities for advancement, and opportunities to participate in confidential meetings and specialized training, which shall constitute independent consideration for the restrictions contained in this Agreement and would not be (or would not have been) given to Participant without Participant’s agreement to abide by the terms and conditions of this Agreement, including without limitation the ancillary obligations of confidentiality and non-disclosure. By initialing below, Participant specifically acknowledges that Participant has read, understands and agrees to this Section 18.

_______________

Participant Initial

[Signature Page and Schedules Follow]

By executing this Agreement below, the parties confirm they have read, understood, and voluntarily agreed to be bound by the entire Agreement.

PACTIV EVERGREEN INC.

By: /s/ JD Bowlin

JD Bowlin
Chief Human Resources Officer

PARTICIPANT

First Name Last Name

Schedule 1

Non-Exclusive List of Competitor Companies

• Anchor

• Berry Plastics

• Cascade

• CKF

• Cool-Pak

• D&W Fine Pak

• Dart Container Corporation

• Direct Pack

• Dolco

• Dyne-a-Pak

• Elopak

• Genpak

• Georgia Pacific

• Grupo Convernex

• Hartmann

• Huhtamaki

• Inline Plastics

• International Paper/IP Foodservice

• LBP

• Paper Excellence Group

• Peninsula Packaging

• Sabert

• Sealed Air

• Seda

• SIG Combibloc

• Silgan Holdings

• Solo Cup Company

• Sonoco

• Stora Enso Oyj

• Tetra Pak

• The Waddington Group

Schedule 2

List of Prior Inventions or Improvements

None

[Form of 2020 and 2021 Employee RSU Award Agreement]

PACTIV EVERGREEN INC.

EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

[DATE]

Pactiv Evergreen Inc., a Delaware corporation (the “Company”), has granted the Participant, effective as of the Grant Date (as set forth below), a Restricted Stock Unit Award (the “Award”) under the Pactiv Evergreen Inc. Equity Incentive Plan (as amended from time to time, the “Plan”). The Award is subject to the terms and conditions set forth in this award grant letter (this “Grant Letter”), the Restricted Stock Unit award agreement attached hereto as Exhibit A (and all exhibits and appendices thereto) (the “Award Agreement” and, together with this Grant Letter, this “Agreement”).

Unless otherwise defined in this Agreement, capitalized terms shall have the meanings assigned to them in the Plan. In the event of a conflict among the provisions of the Plan, this Agreement and any descriptive materials provided to the Participant, the provisions of the Plan will prevail.

AWARD TERMS

Participant:	[•]

Number Restricted Stock Units:	[•]

Grant Date:	[•], 2020 (the “Grant Date”)

Vesting:

[Subject to the terms and conditions of the Award Agreement, the Restricted Stock Units shall vest ratably on each of the first three anniversaries of the Grant Date (each, a “Vesting Date”, and each such one-year period, a “Vesting Period”); provided that the Participant does not experience a Termination of Service at any time prior to the applicable Vesting Date.][Subject to the terms and conditions of the Award Agreement, Restricted Stock Units shall vest on December 31, 2021 (the “Vesting Date”, and the full vesting period, the “Vesting Period”); provided that the Participant does not experience a Termination of Service at any time prior to the Vesting Date.]

Please review this Agreement and let us know if you have any questions about this Agreement, the Award or the Plan. You are advised to consult with your own tax advisors in respect of any tax consequences arising in connection with this Award.

If you have questions please contact [•], the Company’s [•] via email at [•]. Otherwise, please provide your signature, address and the date for this Agreement where indicated below.

EXHIBIT A

PACTIV EVERGREEN INC.

EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

This Restricted Stock Unit Award Agreement (together with all exhibits and appendices hereto, this “Award Agreement”), dated as of the date of the Grant Letter, is by and between the Company, and the individual listed in the Grant Letter as the Participant.

WHEREAS, the Company hereby grants the Award to the Participant under the Plan, and the Participant hereby accepts the Award, in each case, subject to the terms and conditions of the Plan and this Agreement; and

WHEREAS, by accepting the Award and entering into this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1. Grant of Award. The Company hereby grants to the Participant on the Grant Date the aggregate number of restricted stock units (“RSUs”) as set forth in the Grant Letter, subject to the terms and conditions of the Plan and this Agreement. This Award is granted under the Plan, the provisions of which are incorporated herein by reference and made a part of this Agreement.

2. Issuance of RSUs. Each RSU shall represent the right to receive one Share upon the vesting of such RSU, as determined in accordance with and subject to the terms of this Agreement and the Plan.

3. Terms and Conditions. It is understood and agreed that the Award evidenced hereby is subject to the following terms and conditions:

(a) Vesting of Award. Subject to Sections 4, 5, 6 and 11, the Award shall vest and become non-forfeitable in accordance with the vesting schedule set forth in the Grant Letter.

(b) Voting Rights. The Participant shall have no voting rights or any other rights as a shareholder of the Company with respect to the RSUs unless and until the Participant becomes the record owner of the Shares, including Dividend Shares (as defined below) to the extent applicable, underlying such RSUs.

(c) Dividend Shares. If a dividend is paid on Shares during the period commencing on the Grant Date and ending on the date on which the Shares underlying the RSUs are distributed to the Participant pursuant to Section 3(d), the Participant shall be eligible to receive an amount equal to the dividend that the Participant would have received had the Shares underlying the RSUs been distributed to the Participant immediately prior to the record date with respect to such dividend payment, with such amount reinvested in Shares; provided, however, that no such amount shall be payable with respect to any RSUs that are forfeited. Such amount shall be paid to the Participant on the date on which the Shares underlying the RSUs are distributed to the Participant in the same form (cash, Shares or other property) in which such dividend is paid to holders of Shares generally. Any Shares that the Participant is eligible to receive pursuant to this Section 3(c) are referred to herein as “Dividend Shares.”

(d) Distribution on Vesting. Subject to the provisions of this Agreement, upon the vesting of any of the RSUs, the Company shall deliver to the Participant, as soon as reasonably practicable after the applicable Vesting Date (or the date of the Participant’s Termination of Service, as applicable), one Share for each such RSU and the number of Dividend Shares (as determined in accordance with Section 3(c)); provided that such delivery of Shares shall be made no later than March 15 of the calendar year immediately following the year in which the applicable Vesting Date (or the date of the Participant’s Termination of Service, as applicable) occurs. Upon such delivery, such Shares

(including Dividend Shares) shall be fully assignable, alienable, saleable and transferrable by the Participant; provided that any such assignment, alienation, sale, transfer or other alienation with respect to such Shares shall be in accordance with applicable securities laws and any applicable Company policy.

(e) Adjustment in Capitalization. In the event that, as a result of any dividend (other than ordinary cash dividends) or other distribution (whether in the form of cash, Shares or other securities), recapitalization, share split (share subdivision), reverse share split (share consolidation), reorganization, merger, amalgamation, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or of changes in applicable laws, regulations or accounting principles, an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or this Agreement, then the Committee shall adjust the terms of this Agreement and this Award, to the extent necessary, in its sole discretion. In no event shall the Committee adjust the terms of this Agreement or the RSUs in a manner which would cause the RSUs to be subject to the provisions of Section 409A or 457A of the Code.

(f) Restrictions on Transferability. Except as may be permitted by the Committee, neither this Award nor any right under this Award shall be assignable, alienable, saleable or transferable by the Participant otherwise than by will or pursuant to the laws of descent and distribution or to a designated Beneficiary. This provision shall not apply to any portion of this Award for which Shares have been fully distributed and shall not preclude forfeiture of any portion of this Award in accordance with the terms herein.

(g) No Right to Continued Service. The grant of an Award shall not be construed as giving the Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any of its Affiliates. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the applicable Agreement.

(h) No Right to Future Awards. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

4. Termination of Service. Except as otherwise provided in Section 5, in the event of the Participant’s Termination of Service for any reason, prior to the date on which the Award otherwise becomes vested, the unvested portion of the Award shall immediately be forfeited by the Participant and become the property of the Company, without any payment or consideration being due to the Participant.

5. Vesting Acceleration Upon Termination due to Death or Retirement. Notwithstanding the foregoing and any other provisions of the Plan to the contrary, in the event of the Participant’s Termination of Service due to the Participant’s death or Retirement (in the case of Retirement, subject to the Participant’s execution and non-revocation of a customary release of claims in favor of the Company and its Affiliates), a pro rata portion of the Award with respect to the Applicable Vesting Period will vest following such Termination of Service based on a fraction, the numerator of which is the number of full calendar months the Participant has been employed in the applicable Vesting Period through the date of such termination, and the denominator of which is 12; provided that the Participant has been employed by the Company for at least twelve (12) months following the Grant Date. The Shares underlying the RSUs shall be distributed to the Participant pursuant to Section 3(d).

6. Change in Control. Notwithstanding any provision of this Agreement to the contrary, subject to the Participant’s execution and non-revocation of a customary release of claims in favor of the Company and its Affiliates, in the event of a Change in Control, any unvested RSUs shall immediately become fully vested and non forfeitable and the Shares underlying the RSUs shall be distributed to the Participant pursuant to Section 3(d).

7. Tax Liability; Withholding Requirements.

(a) The Participant shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, that the Participant incurs in connection with the receipt, vesting or distribution of any RSU granted hereunder.

(b) To the extent authorized by the Committee, the Company may withhold any tax (or other governmental obligation) that becomes due with respect to the RSUs (or any dividend distribution thereon) and take such action as it deems appropriate to ensure that all applicable withholding, income or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from the Participant and, unless otherwise determined by the Committee, to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. The Participant shall make arrangements satisfactory to the Company to enable the Company to satisfy all such withholding requirements. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the Participant to satisfy any such withholding requirement by transferring to the Company pursuant to such procedures as the Committee may require, effective as of the date on which such requirement arises, a number of vested Shares owned and designated by the Participant having an aggregate Fair Market Value as of such date that is at least equal to the minimum, and not more than the maximum, amount required to be withheld (including by authorizing the Company to withhold Shares that would otherwise be issuable or deliverable to the Participant as a result of the vesting of the Award), to the extent such withholding would not result in liability classification of any portion of the Award pursuant to FASB ASC Subtopic 718-10. If the Committee permits the Participant to satisfy any such withholding requirement pursuant to the preceding sentence, the Company shall remit to the Internal Revenue Service and appropriate state and local revenue agencies, for the credit of the Participant, an amount of cash withholding equal to the Fair Market Value of the Shares transferred to the Company as provided above.

8. Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Award shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b) any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Subsidiary or (c) any calculation of base pay or regular pay for any purpose.

9. Whistleblower Protection. The Participant has the right under federal law to certain protections for cooperating with or reporting legal violations to the SEC or its Office of the Whistleblower, as well as certain other governmental entities and self-regulatory organizations. As such, nothing in this Agreement or otherwise is intended to prohibit the Participant from disclosing this Agreement to, or from cooperating with or reporting violations to, the SEC or any such governmental entity or self-regulatory organization, and the Participant may do so without notifying the Company. The Company may not retaliate against the Participant for any of these activities, and nothing in this Agreement or otherwise requires the Participant to waive any monetary award or other payment that the Participant might become entitled to from the SEC or any such governmental entity or self-regulatory organization.

10. Restrictive Covenants. The Company’s obligations under this Agreement is conditioned on the Participant signing a Restrictive Covenant Agreement in the form of Schedule A (the “Restrictive Covenant Agreement”).

11. Recoupment/Clawback. This Award (including any amounts or benefits arising from this Award) shall be subject to recoupment or “clawback” as may be required by applicable law, stock exchange rules or by any applicable Company policy or arrangement the Company has in place from time to time.

12. Release. In consideration of the grant of this Award, and as a condition for the Participant’s eligibility to receive this Award, the Participant agrees that Participant shall have no further rights or interests in respect of any awards previously granted to the Participant by the Company or any of its Subsidiaries under any equity based plan, program or arrangement, and the Participant agrees that Participant fully and forever waives, releases and discharges the Company, its Subsidiaries and their respective affiliates, successors and assigns, from any and all claims relating to such awards under any such plans, programs or arrangements.

13. References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

14. Miscellaneous.

(a) Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

Pactiv Evergreen Inc.

1900 W. Field Court

Lake Forest, Illinois 60045

Attention: [•] Email: [•]

If to the Participant:

At the Participant’s most recent address shown on the signature page of this Award Agreement, or at any other address which the Participant may specify in a notice delivered to the Company in the manner set forth herein.

(b) Entire Agreement. This Agreement, the Plan and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof, provided that the restrictions set forth in this Agreement are in addition to, not in lieu of, any other obligation and/or restriction that the Participant may have with respect to the Company or any of its Affiliates, whether by operation of law, contract, or otherwise, including, without limitation, any non-solicitation obligations contained in an employment agreement, consulting agreement or other similar agreement entered into by and between the Participant and the Company or one of its Affiliates, which shall survive the termination of any such agreements, and be enforceable independently of such other agreements.

(c) Sections 409A and 457A of the Code. For the avoidance of doubt, to the extent that this Award is subject to Section 409A and/or Section 457A of the Code, the Award is intended to comply with the requirements of Sections 409A and 457A of the Code, and the provisions of the Award shall be interpreted in a manner that satisfies the requirements of Sections 409A and 457A of the Code. Section 19 of the Plan is hereby incorporated by reference.

(d) Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

(e) Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

(f) Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

(g) Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

(h) Governing Law; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof. TO THE EXTENT ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS NOT GOVERNED BY THE ARBITRATION AGREEMENT, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH LEGAL PROCEEDING.

(i) Dispute Resolution. Any dispute or claim arising out of, under or in connection with the Plan or any Award Agreement shall be submitted to arbitration in Delaware and shall be conducted in accordance with the rules of, but not necessarily under the auspices of, the American Arbitration Association (“AAA”) rules in force when the notice of arbitration is submitted. The arbitration shall be conducted before an arbitration tribunal comprised of one individual, mutually selected by the Company and the Participant, such selection to be made within 30 calendar days after notice of arbitration has been given. In the event the parties are unable to agree in such time, AAA will provide a list of three available arbitrators and an arbitrator will be selected from such three-member panel provided by AAA by the parties alternately striking out one name of a potential arbitrator until only one name remains. The party entitled to strike an arbitrator first shall be selected by a toss of a coin. The Participant and the Company agree that such arbitration will be confidential and no details, descriptions, settlements or other facts concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the other party, unless required by law or court order or in connection with enforcement of any decision in such arbitration. Any damages awarded in such arbitration shall be limited to the contract measure of damages, and shall not include punitive damages.

(j) Participant Undertaking; Acceptance. The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Award pursuant to this Agreement. The Participant acknowledges receipt of a copy of the Plan and this Agreement and understands that material definitions and provisions concerning the Award and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of this Agreement and the Plan.

(k) Captions. Captions provided herein are for convenience only and shall not affect the scope, meaning, intent or interpretation of the provisions of this Award Agreement.

(l) Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

PACTIV EVERGREEN INC.

By:
Name:
Title:

AGREED AND ACCEPTED:

PARTICIPANT

By:
Name:
Address: